                                                                    EXHIBIT 10.6

                         LICENSE AND OPTION AGREEMENT


     LICENSE AND OPTION AGREEMENT (the "Agreement"), dated as of December 10, 1997 (the "Effective Date"), between SARNOFF CORPORATION, a New Jersey corporation having its offices at 201 Washington Road, Princeton, New Jersey 08543 ("Sarnoff"), and ORCHID BIOCOMPUTER, INC., a Delaware corporation having its offices at 201 Washington Road, Princeton, New Jersey 08543 ("Orchid").

     WHEREAS, Sarnoff is (and will be) the owner or licensee of rights in certain existing and future Intellectual Property and certain Patent Rights relating thereto.

     WHEREAS, Sarnoff is willing to grant to Orchid and Orchid desires to acquire from Sarnoff, certain rights under such Intellectual Property and Patent Rights for the purpose of allowing Orchid to research, develop, manufacture, market, sell, import, lease and/or deliver, within the Orchid Field, Products and Services.

     NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sarnoff and Orchid, intending to be legally bound, hereby agree as follows:

1.   Definitions.

     As used herein, capitalized terms shall have the respective meanings set forth below:

     1.1. "Affiliate" means any corporation, firm, limited liability company, partnership or other entity which directly or indirectly controls or is controlled by or is under common control with a party to this Agreement. "Control" means ownership of, or the ability to vote, directly or through one or more Affiliates, fifty percent (50%) or more of the shares of stock entitled to vote for the election of directors, in the case of a corporation, or fifty percent (50%) or more of the equity interests in the case of any limited liability company or other type of legal entity, status as a general partner in any partnership, or any other arrangement whereby a party controls or has the right to control the board of directors or equivalent governing body of a corporation or other entity. Notwithstanding the foregoing, Sarnoff and SRI and companies controlled by Sarnoff and SRI shall not be deemed to be Affiliates of Orchid, and Orchid shall not be deemed to be an Affiliate of such entities for purposes of this Agreement.

     1.2 "Ancillary Device" shall mean a detector or other device (but not a Storage Device or Input/Output Device) that is specifically designed by Sarnoff to interface with a Chip,

Storage Device or Input/Output Device to the extent such detector or other devices are incorporated in Delivered Chips and Instruments. Ancillary Devices shall not include (without upper or lower limitations as to size or volume), (i) generic robotic fluid delivery systems, (ii) transport through synthetic or natural membranes, tubes or capillaries except when part of a Chip or Input/Output Device, (iii) conventional, non-electrokinetic fluid pumping or valving technology except when part of a Chip or Input/Output Device and (iv) 3D microimaging and modeling.

     1.3. "Chip" shall mean a microfabricated flat structure device in one or more layers having a plurality of Microchannels or Microchannels and Microchambers in the form of (A) arrays (containing at least (i) six (6) Microchambers or (ii) two Circuits, each of which contains at least one Active Element), or (B) at least one Circuit containing at least three (3) serially connected Elements, at least one of which is an Active Element, to carry out or enable synthesis, reactions, assays, analyses or sample preparation by transporting or retaining aqueous or organic fluids that are solvents, solutions, mixtures or suspensions, including those containing chemicals, particles, membranes, membrane fragments, cells, cell components or other biologically derived substances. "Microchannels" shall mean enclosed channels having a cross section at least 10 microns by 10 microns and no more than 2 millimeters by 2 millimeters. "Microchambers" shall mean chambers having a volume of at least 10 picoliters and no more than 10 microliters.

     1.4.  "Circuit" shall mean a combination of at least two (2) Elements.

     1.5. "Combinatorial Chemistry" shall mean the synthesis of one or more compounds as part of a process to create compounds or resynthesize known compounds, where such compounds are to be used in clinical applications or in the discovery, development, testing or optimization of molecules, materials, or compounds, or mixtures thereof.

     1.6. "Confidential Information" shall mean all proprietary confidential technology disclosed by Sarnoff to Orchid or by Orchid to Sarnoff during the term of this Agreement. For the purposes of this Agreement, Research Technology shall be deemed Confidential Information of both Orchid and Sarnoff.

     1.7. "Covered By" shall mean, with respect to any act, an act that would, in the absence of a license provided hereunder, constitute an infringement of a claim of a pending patent application, or a claim of an issued patent which has not been held invalid or unenforceable by a court of competent jurisdiction in a decision which is unappealable or the appeal period for which has expired without an appeal being taken.

     1.8. "Delivered Chips and Instruments" shall mean Chips and/or related instruments based on the design of the Chips and related instruments that are
(i) delivered by Sarnoff under a Funded Research Program, (ii) delivered by Sarnoff to SB under the SB Agreement, or (iii) delivered by Sarnoff to the Government under NIST Control No. 7ONANB5HlO37 prior to June 30, 1997, or under DARPA Control No. N66001-96-8630 prior to June 30, 1999.

     1.9 "Dynal Agreements" shall mean the proposed Joint Venture Master Agreement between Orchid and Dynal, Inc. ("Dynal"), as executed, and the agreements between Orchid and Dynal entered into pursuant thereto, pertaining to the creation of a joint venture to combine

Orchid's chip technology and Dynal's bead technology to create "Cassettes" for use in the h-vitro Diagnostic Field.

     1.10. "Elements" shall mean any pump, Microchannel or Microchamber. An Element is "Active" if it is a pump or a Microchannel or a Microchamber in which a chemical or binding reaction or physical separation by fractionation or differentiation of various constituents within a sample by such parameters as molecular size, binding affinity, charge or other physical properties occurs.
An Element is "Passive" if it is not Active, including without limitation, Microchambers or Microchannels for storage, transport, analyses other than by chemical or binding reaction, or division of a sample into multiple samples or streams into multiple streams.

     1.11. "Environmental Testing" shall mean the determination of the presence or effect of molecular analytes, chemicals, microbes (including, without limitation, viruses and bacteria), parasites or other harmful elements in the environment utilizing nucleic acid-based analyses, immunoassays or functional assays involving cells, cellular components or extra- or intra-cellular interactions.

     1.12. "Force Majeure" shall mean any act of God, any accident, explosion, fire, storm, earthquake, flood, drought, peril of the sea, riot, embargo, war or foreign, federal, state or municipal order of general application, seizure, requisition or allocation, any failure or delay of transportation, shortage of or inability to obtain supplies, equipment, fuel or labor or any other circumstances or event beyond the reasonable control of the party relying upon such circumstance or event.

     1.13. "Funded Research Program" shall mean the research or development activities under a research agreement for an Option Field in which, considering each Option Field separately, Orchid or its designee reasonably acceptable to Sarnoff agrees to (a) fund at least $9 million to Sarnoff in research funding over a period lasting up to three (3) years and a minimum of $3 million for each year after the first three years with a minimum first year funding of $1.75 million to undertake research or development activities in such Option Field, or
(b) pay an option exercise fee determined by the formula set forth below to Sarnoff and fund at least $4.5 million to Sarnoff in research funding over a period lasting up to three years, which shall commence within one year after the exercise of the Option. The option exercise fee shall be calculated as follows:

      F = ((R - X)/M) times FF

where F = the prorated option exercise fee;

      R = $9 million;

      X = the level of research funding to be provided to Sarnoff over the first three years;

      M = $4.5 million; and

      FF= $1 million.

     1.14. "Input/Output Device" shall mean fluidic transport, fluid transfer or fluid connection means which is specifically designed to bring a fluid to a Chip or Storage Device or remove a fluid from a Chip or a Storage Device.

     1.15. "Intellectual Property" shall mean proprietary technical or other information, know-how, data, materials, devices, systems, software, trade secrets, processes or formulations, and any and all Patent Rights thereon.

     1.16. "In-vitro Diagnostic Field" shall mean the use of a Chip to undertake any medical or clinical assessment of the health or physical condition of a human or animal, or the assessment of the condition of a plant, when such assessment is performed outside the body of the human, animal or plant and environmental or food testing where testing is for the presence of microbes or cellular components such as nucleic acids, proteins or toxins. Such assessment includes, but is not limited to, the testing of body tissue, fluids, or cells; nucleic acid analysis; immunological analysis; therapy monitoring; predisposition analysis; viral analysis; microbiological analysis; therapeutic or abused drug analysis; and chemical analysis of tissue, fluids or cells. Without limiting the generality of the foregoing, the In-vitro Diagnostic Field does not include the use of a Chip for the purpose of discovering, developing, manufacturing, using and selling pharmaceutical products, but does include the use of Chips for Environmental Testing.

     1.17. "Licensed Technology" shall mean: (a) Intellectual Property licensed or developed under the SB Agreement including Intellectual Property funded by such agreements, but developed prior to August 30, 1995 and listed on Schedule A; (b) Intellectual Property embodied in the deliverable "Chips" and "Instruments" as defined in and developed under the SB Agreement; (c) Intellectual Property (i) developed under NIST Contract No. 7ONANB5H 1037 through June 30, 1997, (ii) developed under DARPA Contract No. N66001-96-8630 through June 30, 1999, and listed on Schedule A and (iii) certain Intellectual Property claiming technology relating to Chips developed by Sarnoff on or before August 30, 1995 and listed on Schedule A, (d) Research Technology, (e) Intellectual Property incorporated in devices or systems as part of a Funded Research Program and (f) subject to any of Sarnoff's present or future third party arrangements, Intellectual Property directed to Chips, Storage Devices and Input/ Output Devices developed by Sarnoff and its wholly-owned subsidiaries during the Option Period or during the term of any and all Funded Research Programs at Sarnoff, and/or the research program under the SB Agreement, but outside such programs and incorporated by Orchid into a Chip or a system incorporating a Chip during the Option Period, or during the term of any and all Funded Research Programs at Sarnoff, or the research program under the SB Agreement and (g) Joint Inventions and Joint Patent Rights as defined in Section
2.6. Specifically excluded from Licensed Technology is the Intellectual Property developed under DARPA Contract DABT63-95-C-0057 3D entitled "3D Microimaging". Licensed Technology shall not include rights to general purpose electrical, electronic, optical, electro-optical, mechanical or electro-mechanical inventions.

     1.18. "Life Science Field" means the Orchid Field, the Option Fields and the use of Chips in the fields of the biological sciences, human healthcare, animal healthcare or agriculture.

     1.19. "Net Sales" shall mean the amount billed or invoiced on sales of all Products or Services by Orchid, its Affiliates or sublicensees less: (a) trade, quantity or cash discounts and non-affiliated brokers' or agents' commissions actually allowed and taken; (b) amounts repaid or credited by reason of rejection or return; (c) taxes and duties levied on and/or other governmental charges made as to production, sale, transportation, importation, delivery or use and paid by or on behalf of Orchid; and/or (d) shipping and insurance charges. In the event a Product consists of a system which incorporates substantial elements which are not Chips, Input/Output Devices, Storage Devices, Ancillary Devices or other components or software which employ Licensed Technology licensed to Orchid under Section 2.1 (for example computers or separate sample preparation devices), Net Sales for such product shall be determined by multiplying Net Sales for the entire system by a fraction, the numerator of which is the fair market value of the Chips, Input/Output Devices or Storage Devices, Ancillary Devices or other components or software which employ Licensed Technology licensed to Orchid under Section 2.1 in the system and the denominator of which is the Net Sales for the entire system. Any sales, leases or transfers between or among Orchid, its Affiliates or sublicensees shall not be treated as Net Sales unless there is no further sale, lease or transfer to a third party.

     1.20. "Non-Exclusive Licensed Technology" shall mean general purpose electrical, electronic, optical, electro-optical, mechanical or electro-mechanical inventions and devices to the extent such inventions and devices are incorporated in Delivered Chips and Instruments, but not otherwise.

     1.21.  "Option Field(s)" shall mean the use of Chips in:

     (a) Genomics, that is, nucleic acid-based analysis for discovery or development of human and animal pharmaceuticals or agricultural chemicals to treat plant diseases and pests and for the discovery of plant genes for the purpose of modifying plant traits;

     (b) Non-nucleic acid-based and non-cell based analyses for high throughout screening, that is for discovering and developing human and animal pharmaceuticals and agricultural chemicals to treat plant diseases and pests;

     (c) Analysis and synthesis Research Products for use in the Life Sciences and in chemistry and materials research; and

     (d) Cell-based assays for lead discovery, lead optimization and pharmaceutical development, including assays for drug metabolism, pharmacokinetics, toxicology and bioavailability.

     1.22. "Option Period" means that period during which any Option exists as defined in Section 2.3.

     1.23. "Orchadyne" means Orchadyne, LLC, the limited liability company created pursuant to the Dynal Agreements.

     1.24. "Orchid Field" shall mean (a) the use of Chips to carry out Combinatorial Chemistry for the purpose of discovering human, animal or plant pharmaceuticals, herbicides or pesticides, (b) the In-vitro Diagnostic Field, and (c) all Option Fields for which Orchid has exercised its Option hereunder as provided in Section 2.3 and has an exclusive license.

     1.25. "Owned or Controlled" shall mean Intellectual Property which Sarnoff owns, or under which Sarnoff is licensed and has the right to grant sublicenses and/or grant immunity from suit. Intellectual Property "Owned or Controlled" as of a certain date includes Intellectual Property first invented on or prior to such date, and shall include all related patent applications and patents or other intellectual property rights issuing thereon, whenever filed or obtained.

     1.26.  "Parties" means Sarnoff and Orchid.

     1.27. "Partner" shall mean SB, Dynal, Orchadyne or any other Person with whom Orchid shall have a written research and/or development agreement or other collaborative arrangement whereby Orchid receives (a) ownership rights or license rights in products or services based on or resulting from such research and/or development, (b) royalty payments based on the sales of such products or services, or (c) supply rights for such products.

     1.28.  "Party" means Sarnoff or Orchid.

     1.29. "Patent Rights" shall mean rights (including, ,without limitation, rights as licensee) Owned or Controlled, subject to Section 2.1.6 hereof, by Sarnoff under (a) issued U.S. and foreign patents, (b) U.S. or foreign patent applications, including any patent application constituting an equivalent, counterpart, reissue, extension or continuation of any of the foregoing applications (including, without limitation, a continuation in part or divisional application), or (c) any patent issued or issuing upon any of the foregoing applications. A list of Patent Rights included in Licensed Technology as of the date of this Agreement is attached hereto as Schedule A.

     1.30. "Person" shall mean any individual, partnership, limited liability company, corporation, firm, association, unincorporated organization, joint venture, trust or other entity.

     1.31. "Product" shall mean a Chip or a system incorporating a Chip with or without Storage Devices, Input/Output Devices or Ancillary Devices developed using, incorporating, utilizing, manufactured using, based upon, arising out of, or derived from the Licensed Technology.

     1.32. "Research Products" shall mean standardized instruments or devices and related consumables designed for sale in the open market in the ordinary course of business without substantial specialized modification for each customer and intended to be used in vitro in a research laboratory environment. Research Products shall not include instruments for diagnostics, clinical, investigational or therapeutic uses requiring notification to or approval from any regulatory or governmental body or general purpose devices not related specifically to the subject of the research (e.g., computers).

     1.33. "Research Technology" shall mean Intellectual Property developed by Sarnoff in Funded Research Programs.

     1.34. "SB Agreement" shall mean the Development and License Agreement executed by and among Orchid, Sarnoff and SmithKline Beecham PLC/SmithKline Beecham Corporation as of August 30, 1995, as amended.

     1.35. "Services" shall mean the performance of services for a fee utilizing a Product, but shall not include performance of research or development services.

     1.36. "SmithKline Beecham" or "SB" shall mean SmithKline Beecham PLC/SmithKline Beecham Corporation.

     1.37. "SRr" shall mean SRI International, a California not for profit corporation having its principal offices at 333 Ravenswood Avenue, Menlo Park, CA 94025.

     1.38. "Storage Device" shall mean a microfabricated flat structure device containing Microchambers, but not Microchannels or other Elements, that is either (i) specifically designed for interacting with or connecting to a Chip or
(ii) broadly useful with Chips and other devices or primarily designed to be interfaced with micropipetting systems. A Storage Device of the type described in clause (i) is referenced to herein as a Type 1 Storage Device. A Storage Device described in clause (ii) is referred to herein as a Type 2 Storage Device.

     1.39. "Valid Claim" shall mean an unexpired claim of (i) any issued patent which has not been finally declared invalid or unenforceable by a patent office or by a court or other body of competent jurisdiction in any unappealed or unappealable decision and which has not been lost through an interference or opposition proceeding or (ii) any pending patent application which has not been finally rejected by a patent office of competent jurisdiction in any unappealed or unappealable decision and which has not been pending for more than four (4) years.

2.   Grant of Rights.

     2.1.   Licenses to Orchid.

            2.1.1. Exclusive Rights. Subject to the terms and conditions of this Agreement, Sarnoff hereby grants to Orchid an exclusive, worldwide, right and license under the Licensed Technology, with the right to sublicense, to develop, have developed, make, have made, use, have used, import, have imported, offer for sale, sell, have sold or lease, any Products, Storage Devices and/or Input/Output Devices for Type 1 Storage Devices and Chips and/or to provide any Services in the Orchid Field, provided, however, that with respect to Type 2 Storage Devices and Input/Output Devices for Type 1 Storage Devices, such License shall only be exclusive for Licensed Technology described in clauses
(a)-(e) and (g) of Section 1.17 and further provided however with respect to the exercised Option of the Option Field of Section 1.2 1(c), the license shall be exclusive for the Life Science Field and non-exclusive for materials and chemical research. In addition, the license granted under this Section 2.1.1 with regard to Ancillary Devices shall be limited to the designs of the Ancillary Devices in the Delivered Chips and Instruments and shall include the right to modify such designs using Orchid or third party Intellectual Property.

            2.1.2.  Non-Exclusive Rights.

                    2.1.2.1 Subject to the terms and conditions of this Agreement, Sarnoff hereby grants to Orchid a non-exclusive, worldwide, right and license under the Licensed Technology, with the right to sublicense, to develop, have developed, make, have made, use, have used, import, have imported, offer for sale, sell have sold or lease (a) any Products, Storage Devices and Input/ Output Devices and provide any Services
(i) in those Option Fields for which Orchid has not exercised its Option hereunder as provided in Section 2.3, and (ii) which use Chips to carry out Combinatorial Chemistry for purposes not included in the Orchid Field provided however that such license under this Section 2.1.2.1 (ii) outside the Life Science Field shall be limited to use for industrial materials and chemicals and shall be limited to Licensed Technology under Section 1.1 7(a)-(e) and (g). However, the license granted under this Section 2.1.2.1 with regard to Ancillary Devices shall be limited to the designs of the Ancillary Devices in the Delivered Chips and Instruments and shall include the right to modify such designs using Orchid or third party Intellectual Property. The licenses granted pursuant to this Section 2.1.2 shall in no way be deemed to limit the scope of any exclusive license granted pursuant to Section 2.1.1.

                    2.1.2.2 Subject to the terms and conditions of this Agreement, Sarnoff hereby grants to Orchid a non-exclusive, worldwide, right and license under Non-Exclusive Licensed Technology, with the right to sublicense, to develop, have developed, make, have made, use, have used, import, have imported, offer for sale, sell, have sold or lease any Products, Storage Devices and Input/Output Devices and provide any Services (i) in the Orchid Field and in those Option Fields for which Orchid has not exercised its Option hereunder as provided in Section 2.3, and (ii) which use Chips to carry out Combinatorial Chemistry for purposes not included in the Orchid Field to the extent such uses of Chips is licensed under Section 2.1.2.1.

                    2.1.2.3 Subject to the terms and conditions of this Agreement, Sarnoff hereby grants to Orchid a non-exclusive, worldwide, right and license under LicensedTechnology, with the right to sublicense, to develop, have developed, make, have made, use, have used, import, have imported, offer for sale, sell, have sold or lease Input/ Output Devices for Type 2 Storage Devices in the Orchid Field.

            2.1.3. Bead Handling. Sarnoff and Orchid shall negotiate in good faith regarding a license upon commercially reasonable, mutually agreeable terms to develop, have developed, make, have made, use, have used, import, have imported, offer for sale, sell, have sold or lease any instrument based on the bead handling technology to be developed by Sarnoff in a program funded by or in collaboration with Orchid and useful in connection with Chips. The license will be governed by a separate agreement which will cover the scope of the license, field of use, statement of work to be performed by Sarnoff, the specifications and drawings of the bead handling instrument and all other terms. No license is granted to Orchid for such bead handling instruments by this Agreement.

            2.1.4.  Additional Licenses. In addition to the Options set forth in
Section 2.3, at Orchid's request Sarnoff will negotiate in good faith with Orchid at any time for the terms and conditions of an exclusive license in one or more Option Fields which are not the subject of a current or past Funded Research Program.

            2.1.5. Restrictions on Licenses. All licenses granted to Orchid hereunder and all restrictions under Section 2.2. are subject to (a) a non-exclusive, worldwide, royalty-free license which the U.S. Government may retain under any Intellectual Property whose development was funded by the U.S. Government, (b) a worldwide, non-exclusive, royalty-free license to Sarnoff and the U.S. Government to permit Sarnoff to engage in research. or . development contracts or to prepare prototypes for the U.S. Government, and (c) any rights previously granted to SmithKline Beecham under the SB Agreement. Notwithstanding anything to the contrary in this Agreement, no licenses are granted to Orchid under this Agreement to make, have made, use, sell, offer for sale, lease or import (except as Ancillary Devices otherwise permitted hereunder) printers, cameras, imaging systems or displays which employ Chips, and materials for use with any of the foregoing.

            2.1.6. Third-Party Technology. In the event that Sarnoff has licensed from a third party any of the Licensed Technology, Sarnoff's license to Orchid of such Licensed Technology is granted hereby to the extent that, and for as long as, Sarnoff can provide such rights and subject to any royalty obligations as hereinafter provided. Orchid shall be provided with timely notice of the terms of any such license under which such sublicense is granted, and Orchid may choose to accept or not accept such sublicense. To the extent that the sale or other action by Orchid or its permitted sublicensees of Products or Services would give rise to a royalty or other payment obligation by Sarnoff under any license under which Orchid accepts a sublicense, Orchid shall pay and require its sublicensees to pay such amount to Sarnoff or directly to the third party if so requested by Sarnoff.

            2.1.7. Algorithms. Except as included in Licensed Technology, access by Orchid to algorithms for data mining and for informatics is not included in the licenses granted herein, but may be the subject of a separate agreement, subject to any Sarnoff agreements with third parties.

            2.1.8. Tangible Results. All tangible instruments, devices, prototypes or components thereof which are produced in Funded Research Programs at Sarnoff funded by Orchid shall be owned by Orchid and delivered to Orchid no later than upon completion of the relevant Funded Research Program. Orchid shall have the right to use and to reproduce all such instruments, devices, prototypes or components under the terms of this Agreement.

     2.2. Restrictions on Sarnoff's Other Businesses. Nothing in this Agreement shall be interpreted to preclude Sarnoff or any of its subsidiaries or licensees or sublicensees from engaging in their businesses; provided that nothing in this Section 2.2 shall limit the exclusive grant to Orchid under
Section 2.1. Notwithstanding the foregoing, during the Option Period and the duration of any Funded Research Program and for a period of ninety (90) days after the last to terminate of the Funded Research Programs, Sarnoff and its wholly-owned subsidiaries shall not:

     (a) collaborate with or enter into any agreement to provide research services or grant any license to any commercial third party for (i) designing or modifying Chips or Input/ Output Devices for Chips for use in the Orchid Field or any Option Field in which the Option continues to be in effect, (ii) designing or modifying Type I Storage Devices or Input/ Output Devices for Type 1 Storage Devices that are customized or designed by Sarnoff for use with Chips in the Orchid Field or any Option Field in which the Option continues to be in effect, or (iii) designing or modifying Ancillary Devices, whether or not incorporated in Delivered Chips and Instruments, that are designed or customized by Sarnoff in collaboration with the third party while Sarnoff itself is in possession of the third party's Chips as part of a joint effort to design or optimize a system that includes Chips for use in the Orchid Field or any Option Field in which the Option continues to be in effect; or

     (b) sell products which contain Chips, Type 1 Storage Devices, Input/Output Devices for Chips or Type 1 Storage Devices to any commercial third party for use in the Orchid Field or any Option Field in which the Option continues to be in effect.

The foregoing:

     (w) shall not prevent Sarnoff or any of its subsidiaries from providing services related to, or from developing, licensing or selling printers, cameras, imaging systems or displays including but not limited to those which employ Chips therein so long as they are not Ancillary Devices exclusively licensed to Orchid or designed or customized in violation of 2.2(i)(a)(iii);

     (x) shall not prevent Sarnoff or any of its subsidiaries from providing services related to, or from developing, licensing or selling (a) Type 2 Storage Devices, or (b) Ancillary Devices, Type 1 Storage Devices or Input/ Output Devices for use outside the Orchid Field and any Option Field in which the Option continues to be in effect or from developing, licensing or selling products of general applicability which may be useful in the Orchid Field and the Option Fields in which the Option continues to be in effect as long as such products are not specifically designed or modified for use with Chips, Type 1 Storage Devices, or Input/ Output Devices for Chips or Type 1 Storage Devices,

     (y) shall not require Sarnoff to prevent purchasers of such Ancillary Devices, Storage Devices or Input/ Output Devices from using such Ancillary Devices, StorageDevices or Input/ Output Devices in the Orchid Field and any Option Field in which the Option continues to be in effect, and

     (z) shall not require Sarnoff to prevent parties with whom Sarnoff collaborates or provides research services or to whom Sarnoff grants any license from modifying, for use in the Orchid Field or any Option Field in which the Option remains in effect, products developed or licensed to them by Sarnoff, as long as Sarnoff or its wholly-owned subsidiaries do not contribute to the modification.

            2.2.1 Notwithstanding anything to the contrary in this Agreement, this Agreement shall not be construed as any limitation or restriction on Sarnoff's dry powder technology or on Sarnoff's right to grant any license to a third party for its dry powder technology or its ability to apply or employ, or collaborate with others to apply or employ, its dry powder technology for any purpose.

     2.3.   Option to Orchid.

     Subject to the terms and conditions of this Agreement, Sarnoff hereby grants Orchid the exclusive option to include one or more Option Fields in the Orchid Field and to receive exclusive licenses in such Option Field(s) as specified in Section 2.1 above (the "Option") as follows:

            2.3.1. Option Exercise. Any Option with respect to an Option Field hereunder may be exercised by Orchid upon written notice and by timely entering into an agreement for a Funded Research Program with Sarnoff relating to any such Option Field during the Term of the Option as set forth below and upon payment of the consideration as specified in Section 3.2 hereof

            2.3.2. Term of Option. The Option(s) set forth in this Section 2.3 shall continue for a period of four (4) years unless extended or sooner terminated as provided below (the "Option Period"). In order to maintain Options to all remaining unexercised Option Fields during the Option Period, upon each anniversary of the Effective Date, Orchid shall be required to have entered into at least one Funded Research Program agreement in one new Option Field for each year that has elapsed since the Effective Date. Notwithstanding the foregoing, in the event Orchid has exercised at least three (3) Options during the Option Period, then the Option Period for the remaining Option may be extended at Orchid's sole discretion for up three additional years upon payment of an Option Extension Fee of $200,000 per remaining Option Field per year.

            2.3.3. Loss of Option Rights. Except as otherwise provided above, if upon any anniversary of the Effective Date, Orchid shall have failed to exercise at least one Option per year as set forth in Section 2.3.2 above, Orchid shall lose rights to one of the remaining unexercised Option Fields. For any two-year period during which Orchid has failed to exercise rights to at least one Option Field, Orchid shall lose the rights to two of the remaining unexercised Option Fields. Upon the occurrence of any such event, Orchid shall have sixty (60) days in which to elect the Option Field or Fields to be removed from its Option rights hereunder. If Orchid makes no such election, Sarnoff may, within sixty (60) additional days, elect the Option Field(s) to be removed by notice to Orchid. For any three-year period during which Orchid has failed to exercise rights to at least one Option Field, Orchid shall lose the rights to all of the remaining unexercised Option Fields. Failure by Orchid to comply with the provisions of Section 3.2 or to fully fund and make payment for a Funded Research Program in accordance with the agreement executed pursuant to Section
2.3.1 shall give Sarnoff the right to terminate this license in accordance with the provisions of Section 7.2 for the corresponding Option Field.

            2.3.4. Extension of Funded Research Programs. Orchid shall have the right to extend any Funded Research Program or to fund additional related research at Sarnoff at Orchid's request upon reasonable terms to be negotiated in good faith. Such extensions may include funding for the transfer of Licensed Technology to the Combinatorial Chemistry Field, the In-vitro Diagnostic Field or any other Option Field for which Orchid has an exclusive license hereunder.

            2.3.5. Technology Audits. Upon termination or expiration of each Funded Research Program, Sarnoff and Orchid shall, within 90 days of such termination or expiration, meet in good faith to compile a detailed list of all Licensed Technology invented, or developed during the course of such Funded Research Program or incorporated in devices or systems as part of such Funded Research Program. Such list shall be mutually agreed between the parties and appended to this Agreement as a description of the Licensed Technology attributable to such Funded Research Program and licensed hereunder as Research Technology. Sarnoff will provide reasonable assistance to Orchid to transfer all of such Licensed Technology to Orchid.

     2.4. No Waiver of Rights. Notwithstanding any provision of this Agreement, (a) the failure by Orchid to exercise any Option hereunder shall not in any way affect any exclusive licenses granted to Orchid herein or any licenses subsequently granted to Orchid by Sarnoff, and (b) the scope of any licenses granted to Orchid in the SB Agreement shall not be limited or affected in any way by this Agreement.

     2.5. Provision of Services. For the duration of the Option Period, in order to facilitate agreements with Partners for Funded Research Programs, in connection with the licenses and rights granted herein to Orchid, Sarnoff agrees to provide reasonable assistance to Orchid in the area of business development in the Orchid Field and any available Option Fields as requested by Orchid.

     2.6.   Rights to Jointly Developed Inventions.

            2.6.1. Joint Inventions Jointly Owned. All right, title and interest to any inventions or improvements within or outside the Orchid Field jointly invented by the Parties prior to or during the term of this Agreement shall be the joint property of the Parties ("Joint Inventions") unless otherwise agreed in writing, and any resulting Patent Rights ("Joint Patent Rights") shall be jointly owned.

            2.6.2. Restrictions on Licensing Joint Inventions. Unless otherwise agreed in writing, without the prior written consent of Sarnoff, Orchid shall not grant a license or other right to any third party to use or practice outside the Orchid Field and those Option Fields for which Orchid has not exercised its Option, any Joint Invention or Joint Patent Right, or to develop, have developed, make, have made, use, have used, offer to sell, sell, have sold, import, have imported, lease, or otherwise distribute any products or deliver any services outside the Orchid Field Covered By Joint Patent Rights. Unless otherwise agreed in writing, without the prior written consent of Orchid, Sarnoff shall not grant a license or other right to any third party to use or practice in the Orchid Field and those Option Fields for which the Orchid Option has not expired, any Joint Invention or Joint Patent Right, or to develop, have developed, make, have made, use, have used, offer to sell, sell, have sold, import, have imported, lease or otherwise distribute any products or deliver any services, within the Orchid Field Covered By Joint Patent Rights.

            2.6.3 Sarnoff Interest in Joint Inventions. Sarnoff's interest in Joint Inventions and Joint Patent Rights shall be deemed to be Licensed Technology.

     2.7 Grant Back to Sarnoff. To the extent permitted by present or future agreements with third parties, Orchid hereby grants to Sarnoff a paid up, royalty-free, non-exclusive license, with right to sublicense, to all Intellectual Property relating to Chips, Storage Devices, and Input/ Output Devices developed by Orchid during the term of the restrictions set forth in
Section 2.2, to develop, have developed, make, have made, use, have used, import, have imported, offer for sale, sell have sold or lease products and practice processes outside the Life Science Field. Such license shall survive the termination or expiration of this Agreement.

3.   Consideration.

     3.1 License Consideration. In consideration of the licenses and rights granted herein, Orchid:

     (a) has previously issued to Sarnoff an aggregate of 79,300 shares of Common Stock, par value $.001, of Orchid, subject to the terms and conditions set forth in the Shareholder Common Stock Purchase Agreement dated August 30, 1995 and 670,000 shares of Series A Convertible Preferred Stock, par value $.001, of Orchid, subject to the terms and conditions set forth in the Series A Convertible Preferred Stock Purchase Agreement dated August 30, 1995;

     (b) shall issue to Sarnoff or to Sarnoff's designated employees Eighty Two Thousand Five Hundred (82,500) shares of Common Stock, par value $.001, of Orchid and One Hundred Sixty Seven Thousand Five Hundred (167,500) shares of Series A Convertible Preferred Stock, par value $0.001, of Orchid in consideration of the license granted hereunder in the In-vitro Diagnostic Field; and

     (c) shall pay Sarnoff royalties for Products and Services as set forth in Section 3.4 and 3.5.

     3.2 Option Consideration. Upon exercise of an Option with respect to any Option Field, Orchid shall issue to Sarnoff or its designated employees 33,300 shares of Common Stock, par value $.001, of Orchid and shall issue to Sarnoff 66,700 shares of Class A Preferred Stock, par value $.001, of Orchid. Orchid shall also issue to Sarnoff or its designated employees an additional 50,000 shares of Common Stock, par value $.001, of Orchid for each year during the term of the related Funded Research Program at the end of each funding year.

     3.3 Restrictions and Limits. All shares of Common Stock or Preferred Stock issued to Sarnoff pursuant to this Agreement shall contain restrictive legends as determined by counsel to Orchid to be required under the securities laws of the United States and the relevant states or any stock subscription agreement and shall be subject to existing Shareholder Agreements and Charter or By-Law limitations on transfer.

     3.4 Royalties under Exclusive License. Except for Products which incorporate no Licensed Technology other than Developed Technology (as defined in the SB Agreement), and/or technology developed under the Dynal Agreements or Services provided using such Products which incorporate no Licensed Technology other than Developed Technology (as defined in the SB Agreement), and/or technology developed under the Dynal Agreements, commencing on January 1 of the calendar year following the date on which the percentage of Orchid stock represented by the total shares of Series A Convertible Preferred Stock and Common Stock issued to Sarnoff as set forth in Sections 3.1(a) and (b) and
Section 3.2 (the "Issued Shares"), and regardless of whether or not Sarnoff may have sold all or a portion of such Issued Shares, drops below 20% of all shares of capital stock of Orchid then outstanding (calculated by assuming conversion of all outstanding convertible securities and exercise of all outstanding warrants) (such January 1 being referred to herein as the "Royalty Commencement Date"), in consideration of the exclusive licenses granted pursuant to Section
2.1.1 and the non-
exclusive licenses granted pursuant to Section 2.1.2 Orchid shall make payments to Sarnoff of royalties as follows:

     (a) One and one-half percent (1.5%) of Net Sales by Orchid and its Affiliates of Products and Services whose discovery, development, testing, manufacture, use, sale, importation, lease or offer for sale would, but for the licenses granted hereunder, infringe a Valid Claim of a Patent Right included in the Licensed Technology which is not a Joint Patent Right and which is exclusively licensed hereunder, or whose discovery, development, testing, manufacture, use, sale, importation, lease or offer for sale directly employs or embodies proprietary Licensed Technology which is not a Joint Invention and which is exclusively licensed hereunder, provided however that for Products which incorporate Licensed Technology and either Developed Technology (as defined in the SB Agreement), or technology developed under the Dynal Agreements or Services provided using such Products, the royalty rate shall be one percent (1%) of Net Sales;

     (b) Three fourths of one percent (.75%) of Net Sales by Orchid and its Affiliates of Products and Services whose discovery, development, testing, manufacture, use, sale, importation, lease or offer for sale would, but for the licenses granted hereunder, infringe a Valid Claim of a Joint Patent Right, but not any other Patent Right, which is included in the Licensed Technology and which is exclusively licensed hereunder, or whose discovery, development, testing, manufacture, use, sale, importation, lease or offer for sale directly employs or embodies only such Licensed Technology which is a Joint Invention and which is exclusively licensed hereunder;

     (c) for (i) sales by any licensees or sublicensees of Orchid of any such Products or Services as specified in Section 3.4(a) or (b), and (ii) payments received by Orchid under a sublicense of exclusive Licensed Technology, Orchid shall pay Sarnoff ten percent (10%) of any non-refundable amounts received by Orchid from such licensees or sublicensees, including but not limited to advanced and minimum royalties, up front and milestone project and licensing fees (excluding equity investments by licensees or sublicensees and excluding fees paid to Orchid in any form which are required to be used for research or other services to be performed by Orchid).

     3.5 Royalties under Non-exclusive License. In consideration of the non-exclusive licenses granted pursuant to Section 2.1.2, except for Products which incorporate no Licensed Technology other than Developed Technology (as defined in the SB Agreement), and/or technology developed under the Dynal Agreements or Services provided using such Products which incorporate no Licensed Technology other than Developed Technology (as defined in the SB Agreement), and/or technology developed under the Dynal Agreements, Orchid shall make payments to Sarnoff of royalties without regard to Sarnoff's ownership of Issued Shares as follows:

     (a) One and one-half percent (1.5%) of Net Sales by Orchid and its Affiliates of Products and Services whose discovery, development, testing, manufacture, use, sale, importation, lease or offer for sale would, but for the licenses granted hereunder, infringe a Valid Claim of a Patent Right included in the Licensed Technology which is not a Joint Patent Right and which is non-exclusively licensed hereunder, or whose discovery, development, testing, manufacture, use, sale, importation, lease or offer for sale directly employs or embodies proprietary Licensed Technology which is not a Joint Invention and which is non-exclusively licensed hereunder, provided however that for Products which incorporate Licensed Technology and either Developed Technology (as defined in the SB Agreement), or technology developed under the Dynal Agreements or Services provided using such Products, the royalty rate shall be one percent (1%) of Net Sales; and

     (b) Three fourths of one percent (.75%) of Net Sales by Orchid and its Affiliates of Products and Services whose discovery, development, testing, manufacture, use, sale, importation, lease or offer for sale would, but for the licenses granted hereunder, infringe a Valid Claim of a Joint Patent Right, but not any other Patent Right, which is included in the Licensed Technology and which is non-exclusively licensed hereunder, or whose discovery, development, testing, manufacture, use, sale, importation, lease or offer for sale directly employs or embodies only such Licensed Technology which is a Joint Invention and which is non-exclusively licensed hereunder; and

     (c) for (i) sales by any licensees or sublicensees of Orchid of any such Products or Services as specified in Section 3.5(a) or (b) and (ii) payments received by Orchid under a sublicense of non-exclusive Licensed Technology, Orchid shall pay Sarnoff ten percent (10%) of any non-refundable amounts received by Orchid from such licensees or sublicensees, including but not limited to advanced and minimum royalties, up front and milestone project and licensing fees (excluding equity investments by licensees or sublicensees and excluding fees paid to Orchid in any form which are required to be used for research or other services to be performed by Orchid).

     (d) In addition, Orchid shall pay Sarnoff for each Option Field for which Orchid has a non-exclusive license under Section 2.1.2 on the relevant date the following minimum royalties for each Option Field: (i) on January 1, 2002, $50,000 per Option Field, (ii) on January 1, 2003, $100,000 per Option Field, and (iii) on January 1, 2004 and each subsequent January 1, $200,000 per Option Field per year. These minimum royalties shall be a credit for royalties to be paid under Section 3.5(a) on an Option Field-by-Option Field basis for the calendar year for which the minimum royalty payment is made. For Option Fields which are exclusively licensed to Orchid, the provisions of Section 3.4 shall govern and no royalties or fees shall be due pursuant to this Section 3.5. For Option Fields where Orchid notifies Sarnoff, at least thirty (30) days prior to the minimum royalty due date, that Orchid does not wish to maintain its non-exclusive license, no minimum royalty payment shall be due and Orchid shall no longer have a non-exclusive license for such Option Field.

     3.6 Royalty Reductions. In the event that royalties and fees paid to Sarnoff pursuant to Section 3.4 or 3.5 shall become a significant factor in the return realized by Orchid such as to substantially diminish its capability to respond to competitive pressures in the market, the parties shall mutually agree on a reasonable reduction in the royalties and fees payable under this Agreement with respect to the affected Products and Services. Factors to be considered in agreeing on the royalty reduction shall include but not be limited to the profit margin on such

Products and Services and on analogous and/or competitive Products and Services and prices and expenditures therefor.

     3.7 Royalty Term. Royalties hereunder shall be payable only until the expiration of the last to expire of the Patent Rights covering a particular Product or Service. Thereafter, Orchid shall have a fully paid up, perpetual non-exclusive license to all Licensed Technology for such Product or Service.

     3.8  Royalty Reporting Provisions.

     (a) Orchid agrees to submit to Sarnoff within sixty (60) days after the calendar quarters ending March 31, June 30, September 30, and December 31 of each year in which royalties are due hereunder, reports setting forth for the preceding three (3) month period at least the following information for Orchid, its Affiliates and sublicensees:

          i)    total billings for Products sold;

          ii)   total billings for all Services provided or sold;

          iii)  deductions applicable to determine the Net Sales thereof;

          iv) the amount of royalty due thereon; and with each such royalty report to pay the amount of royalty due.

     (b) All such reports shall be maintained in confidence by Sarnoff, except as required by law.

     (c) All payments due hereunder shall be payable in United States dollars. Conversion of foreign currency to U.S. dollars shall be made at the conversion rate existing in the United States (as reported in The Wall Street Journal) on the last working day of each royalty period.

     (d) Any tax paid or required to be withheld by Orchid on account of royalties payable to Sarnoff under this Agreement shall be deducted from the amount of royalties otherwise due. Orchid shall secure and send to Sarnoff proof of any such taxes withheld and paid by Orchid for the benefit of Sarnoff.

     (e) If governmental regulations prevent remittances from a foreign country with respect to sales made or fees received in that country, the obligation of Orchid to pay royalties on such sales and/of fees shall be suspended until such remittances are permitted. Sarnoff shall have the right, upon giving written notice to Orchid, to receive payment in such country in local currency.

     3.9 Royalties to Third Parties. In the event Orchid becomes liable to pay royalties or other amounts to any third party as a result of the sale of any product or the delivery of any services by Sarnoff or any Affiliate of Sarnoff under Section 6 of the SB Agreement or otherwise, then Sarnoff shall be liable for all such royalties or other amounts and shall, at Orchid's option, either pay such amounts directly to the third party or shall reimburse Orchid for such royalties or other amounts within thirty (30) days after receipt of an invoice from Orchid.

     3.10 Royalty Audits. Orchid shall keep complete, true and accurate books of account and other appropriate records for the purpose of showing the amount payable to Sarnoff by way of royalty and of cumulative Net Sales and otherwise showing Orchid's compliance with Section 3 of this Agreement. Said books and the supporting data and other documentation, including technical information relevant to the determination of Orchid's obligations hereunder, shall be kept at Orchid's principal office and maintained for three (3) years following the end of the calendar year to which they pertain. Such records, solely to the extent relevant to the determination of Orchid's obligations under Section 3 of this Agreement shall be open, upon reasonable notice and at reasonable times during normal business hours, to the inspection by independent, certified public accounts (to be selected solely by Sarnoff and reasonably acceptable to Orchid) at Sarnoff's expense. However, if a discrepancy of more than five percent (5%) of royalties due Sarnoff is discovered by the inspection, then the cost of the inspection shall be performed at Orchid's expense.

4.  Representations and Warranties.

    4.1. Representations, Warranties and Covenants of Sarnoff. Sarnoff represents, warrants and covenants to Orchid as follows:

          4.1.1. Sarnoff is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey with corporate powers adequate for executing and delivering, and performing its obligations under, this Agreement;

          4.1.2. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of Sarnoff;

          4.1.3. This Agreement has been duly executed and delivered by Sarnoff and is a legal, valid and binding obligation of Sarnoff, enforceable against it in accordance with its terms;

          4.1.4. The execution, delivery and performance of this Agreement does not and will not conflict with or contravene any provision of the charter documents or bylaws of Sarnoff or any material agreement, document, instrument, indenture or other obligation of Sarnoff;

          4.1.5. Sarnoff shall not enter into any agreement, make any commitment, take any action or fail to take any action that would contravene any material provision of, or materially derogate or restrict any of the rights and licenses granted to Orchid under, this Agreement; and

          4.1.6. Schedule A sets forth a list of all Patent Rights relating to Licensed Technology Owned or Controlled by Sarnoff as of the Effective Date. To the best of Sarnoff's knowledge, all patents listed in Schedule A are valid and in full force and all applications listed therein as pending have been prosecuted in good faith as required by law and are in good standing. To the best of Sarnoff's knowledge, there has been no infringement by Sarnoff or its Affiliates with respect to any patent rights of others in the conduct of the research activities that have resulted in the existing Licensed Technology owned by Sarnoff. None of the patents or patent applications listed or described in Schedule A is involved in any interference or opposition proceeding, and there has been no written notice received by Sarnoff or any of its Affiliates that any such proceeding will hereafter be commenced. Also, included in Schedule A is a list of all licenses and license agreements relating to Licensed Technology. To the best of Sarnoff's knowledge (i) all of the licenses listed or described in Schedule A are legally valid and binding and in full force and effect, (ii) Sarnoff is not in default under any such license, and (iii) there are no defaults by any other party to any such license. None of Sarnoff's rights under any such license will be impaired by the consummation of the transactions contemplated hereby. Except for licenses granted under the SB Agreement and except as described in Schedule A, Sarnoff has not granted any person or entity any right to use any of the patents or patent applications listed therein in the Orchid Field or the Option Fields.

           4.1.7. Sarnoff shall diligently prosecute and maintain all Patent Rights licensed to Orchid in accordance with the provisions set forth in Section
5.2 and shall not take or fail to take any actions which would impair such Patent Rights without prior written notice to Orchid as provided in Section 5.2.4.

     4.2. Representations, Warranties and Covenants of Orchid. Orchid represents, warrants and covenants to Sarnoff as follows:

          4.2.1. Orchid is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with corporate powers adequate for executing and delivering, and performing its obligations under, this Agreement;

          4.2.2. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of Orchid;

          4.2.3. This Agreement has been duly executed and delivered by Orchid and is a legal, valid and binding obligation of Orchid, enforceable against Orchid in accordance with its terms;

          4.2.4. The execution, delivery and performance of this Agreement do not and will not conflict with or contravene any provision of the charter documents or bylaws of Orchid or any material agreement, document, instrument, indenture or other obligation of Orchid; and

          4.2.5. Orchid shall not enter into any agreement, make any commitment, take any action or fail to take any action that would contravene any material provisions of, or materially derogate or restrict any of the rights and licenses granted to, Sarnoff under this Agreement.

5.   Disclosure of Licensed Technology.

     5.1. Documentation and Access. Upon request by Orchid from time to time, Sarnoff shall, within a reasonable time thereafter, deliver to Orchid copies of reasonable documentation describing the Licensed Technology and Sarnoff shall give access to and use reasonable efforts to keep Orchid apprised of all ongoing and future Licensed Technology created or acquired by Sarnoff and its Affiliates and subject to a license or Option to Orchid hereunder. In the event that Orchid shall have reason to believe that Sarnoff has not complied with the requirements of this Section 5.1, it shall so notify Sarnoff and Sarnoff shall be given a reasonable opportunity to cure such non-compliance.

     5.2. Patents.

          5.2.1.  Patent Prosecution.

          Sarnoff shall, by qualified independent patent counsel, prepare, file, prosecute and maintain patent applications, and maintain and enforce Patent Rights included in the Licensed Technology in the countries of United States, Canada, Australia, Europe Patent Office (designating Austria, France, Germany, Spain, Ireland, Italy, Netherlands, Sweden, Switzerland, United Kingdom), Japan, and Korea and such other countries as mutually agreed between Orchid and Sarnoff and shall have all rights to otherwise deal in and to enforce rights associated with Licensed Technology except as otherwise provided in Section 6.2. Sarnoff shall provide Orchid with copies of all proposed patent and other applications and filings and communications and give Orchid the reasonable opportunity to comment thereon and Sarnoff will consider in good faith any comments provided to Sarnoff by Orchid prior to filing. Sarnoff agrees to deliver to Orchid copies of any communications with the applicable patent office, including without limitation, all office actions and responses, each patent application and filing, and each registration that issues thereon.

          5.2.2. Cooperation. Orchid agrees to cause each of its employees and agents to take all actions and to execute, acknowledge and deliver all instruments or agreements reasonably requested by Sarnoff, and necessary for the perfection, maintenance, enforcement or defense of Patent Rights as set forth above.

          5.2.3. Financing of Costs. Orchid agrees to pay to Sarnoff fifty percent (50%) of Sarnoff's reasonable out of pocket costs incurred in the preparation, filing, translation, prosecution, issuance and maintenance of any such patent applications or patents relating to Licensed Technology except for Licensed Technology under Section 1.17(f) prepared or filed after the Effective Date and fifty percent (50%) of the maintenance costs for such Patent Rights incurred by Sarnoff after the Effective Date, provided that such prosecution is conducted as set forth in Section 5.2.1 above. If Orchid declines in writing to pay to Sarnoff its fifty percent (50%) share of the costs of a particular Patent Right in a particular country, Orchid's license to such Patent Right in such particular country shall be terminated as of the Due Date. If Orchid fails to pay to Sarnoff within thirty (30) days from date of receipt of invoice (the "Due Date"), and such failure continues for a period of 30 days after written notice to Orchid by Sarnoff of such failure to pay, Orchid's license to such Patent Right in such particular country shall be terminated as of the Due Date.

          5.2.4. Election to Discontinue Prosecution. Sarnoff may, with respect to the Patent Rights, at any time, in its sole discretion decide that it desires to discontinue its responsibility for the prosecution or maintenance of a particular patent application or patent in one or more countries of Patent Rights which are Licensed Technology under Section 1.17(a), (b), (c), (d), (e) and (g). In such event, Sarnoff shall notify Orchid promptly in writing of its intention to discontinue responsibility for the prosecution or maintenance for such patent application or patent, and, in any event, shall give such notice at least sixty (60) days prior to the effective date of such proposed discontinuance in order to permit Orchid to determine whether it wishes to assume the responsibility therefor. Orchid shall have the right and option, but not the obligation, to assume responsibility for prosecution and maintenance of such patent or patent application which Sarnoff desires to discontinue. Orchid shall inform Sarnoff in writing of its decision to assume responsibility for prosecution and maintenance of such patent or patent application and Sarnoff shall execute and deliver such documents and take such actions as are reasonably necessary or appropriate to effect such assumption and transfer of responsibility in a timely and efficient manner. In the event Orchid exercises such right, such patent or patent application shall be assigned to Orchid and removed from operation of this Agreement; provided that, Sarnoff shall have a royalty free, non-exclusive, worldwide, right and license under such Licensed Technology with the right to sublicense, to develop, have developed, make, have made, use, have used, import, have imported, offer for sale, sell have sold or lease products and practice processes outside the Orchid Field and the Option Fields so long as the Options remain in effect and further provided that upon termination of this Agreement, such patents and patent applications shall be assigned to Sarnoff. However, if Sarnoff elects to use or sublicense a particular patent in a particular country assigned by Sarnoff to Orchid under this Section 5.2.4, then Sarnoff shall pay to Orchid one half of the out of pocket costs expended by Orchid in obtaining and maintaining the particular patent in the particular country.

     5.3. Confidential Information. Any Party receiving or possessing Confidential Information of the other Party shall use commercially reasonable efforts to: (i) maintain the confidential and proprietary status of such Confidential Information; (ii) keep such Confidential Information and each part thereof within its possession or under its control sufficient to prevent any activity with respect to the Confidential Information that is not specifically authorized by this Agreement; (iii) prevent the disclosure of any Confidential Information to any other Person; and (iv) ensure that such Confidential Information is used only for those purposes specifically authorized herein; provided, however, that such restriction shall not apply to any Confidential Information which is (a) independently developed by the receiving Party without reference to Confidential Information of the disclosing Party, (b) in the public domain at the time of its receipt or thereafter becomes part of the public domain through no fault of the receiving Party, (c) received by the receiving Party without an obligation of confidentiality from a third party having the right to disclose such information, (d) released from the restrictions of this
Section 5.3 by the express written consent of the disclosing Party, (e) disclosed to any actual or prospective permitted assignee, Partner, investor, licensee, sublicensee or subcontractor of either Sarnoff or Orchid (if such actual or prospective assignee, Partner, investor, licensee, sublicense or subcontractor is subject to the provisions of this Section 5.3 or comparable provisions of other documents), or (f) required by law, statute, rule or court order to be disclosed (the disclosing party shall, however, use commercially reasonable efforts to obtain confidential treatment of any such disclosure and shall notify the other party in writing of the request or requirement as soon as feasible so that such other party may make timely effort to protect or limit the conditions of disclosure of its Confidential Information). Without limiting the generality of the foregoing, Sarnoff and Orchid each shall use its commercially reasonable efforts to obtain confidentiality agreements from its respective Partners, investors, licensees, sublicensees, subcontractors employees and agents, similar in scope to this Section 5.3, to protect the Confidential Information.

     5.4. Permitted Disclosures. Notwithstanding the provisions of Section 5.3 hereof, Sarnoff and Orchid may, to the extent necessary, disclose and use Confidential Information, consistent with the rights of Sarnoff and Orchid otherwise granted hereunder (a) for the purpose of securing institutional or government approval to clinically test or market any Product, or (b) for the purpose of securing patent protection for an invention within the scope of the Patent Rights. This Agreement and the terms hereof may be disclosed by either Party only to a third party which executes an agreement requiring such third party to maintain the confidentiality thereof

6.   Infringement.

     6.1. Notification of Infringement. Orchid and Sarnoff each shall notify the other of any infringement or misappropriation by any Person of any Licensed Technology rights in the Orchid Field and shall provide the other with the available evidence, if any, of such infringement. In such case, the respective officers of Sarnoff and Orchid shall confer to determine in good faith an appropriate course of action to enforce the Licensed Technology rights or otherwise abate the infringement thereof.

     6.2. Enforcement of Licensed Technology Rights. If the parties have not agreed on a course of action pursuant to Section 6.1, then if Orchid determines that enforcement of the Licensed Technology rights in the Orchid Field is appropriate, Orchid shall have the right, but not the obligation, at its own expense, to take appropriate action to enforce such rights; provided, however, that, if Orchid elects to so act, Sarnoff shall have the right to participate in the enforcement of such rights by agreeing to bear a percentage of the costs of such enforcement in such amount as the parties shall determine. All amounts recovered in any action to enforce rights in Licensed Technology in the Orchid Field undertaken by Orchid, whether by judgment or settlement, shall be retained by Orchid after reimbursing the expenses borne by both parties in enforcing such Licensed Technology rights. If, within six (6) months after notice of infringement, Orchid has not commenced action to enforce such rights or thereafter ceases to diligently pursue such action, Sarnoff shall have the right, at its expense, to take appropriate action to enforce such rights. Orchid shall have the right to participate separately in such enforcement. All amounts recovered in any action to enforce Licensed Technology rights undertaken by Sarnoff solely at its expense, whether by judgment or settlement, shall be retained by Sarnoff after reimbursing the expenses borne by both parties in enforcing such Licensed Technology rights. Sarnoff and Orchid shall fully cooperate with each other in the planning and execution of any action to enforce rights. Sarnoff shall not enter into any settlement that includes the grant of a license under, agreement not to enforce, or any statement prejudicial to the validity or enforceability of any Licensed Technology in the Orchid Field without the consent of the Orchid.

     6.3.  Disclaimer of Warranty; Consequential Damages.

           6.3.1. SARNOFF EXPRESSLY DISCLAIMS ANY WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE LICENSED TECHNOLOGY, INCLUDING, W1THOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

           6.3.2. NEITHER PARTY TO THIS AGREEMENT SHALL BE ENTITLED TO RECOVER FROM THE OTHER ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL, MULTIPLE OR PUNITIVE DAMAGES.

     6.4 Infringement. In the event that an action for patent infringement is commenced against Orchid and/or its sublicensees, whether severally or jointly, based on the manufacture, use or sale of any Product or Service in any country, Orchid may, without limitation: (i) terminate and revert its license hereunder to such Product or Service in such country, which shall be deemed an abandonment of such Product or Service in such country, or (ii) defend such action on behalf, of the appropriate parties at its own expense.

     6.5 Markings. Set forth in Exhibit A is a list of the Patent Rights, which list shall be updated from time to time by Sarnoff Orchid shall refer to this list and affix appropriate markings and legends on Products or Services sold or distributed by or on behalf of Orchid using such Patent Rights.

     6.6 Limitations. Sarnoff makes no representations or warranties that the rights granted to Orchid pursuant to Section 2.1 hereof may be exercised by Orchid and its sublicensees without infringing any third party rights in any country in the world. Sarnoff assumes no responsibility hereunder for the manufacturing, product specifications, or end-uses of Products or Services by Orchid or its customers or sublicensees. No warranties made by Orchid in connection with its Products or Services shall expressly or implicitly obligate Sarnoff in any manner.

     6.7 Product Indemnification. Subject to the provisions of this Section 6.7, Orchid agrees to defend, indemnify and hold harmless Sarnoff from any and all damages arising from injury or damage to persons or property (including without limitation, product liability or infringement of any proprietary rights) resulting directly or indirectly from Orchid's use, development, manufacture, licensing, marketing, sale or other disposition or any other commercial exploitation of any Product or Service, except those which result from the gross negligence or willful misconduct of Sarnoff. Sarnoff shall promptly notify Orchid of any claim which is to be indemnified hereunder and Orchid shall have the sole right to defend, settle or compromise any such action or claim.

     7.    Term and Termination.

     7.1. Term. This Agreement shall be effective as of the Effective Date and shall continue in full force and effect unless terminated by mutual agreement or as set forth below.

     7.2. Termination. In the event Orchid fails to make payments due hereunder, Sarnoff shall have the right to terminate this Agreement upon ninety
(90) days' written notice, unless Orchid makes such payments within the ninety
(90) day notice period or unless any such payment is contested in good faith, in which event Sarnoff shall not have the right to terminate this Agreement until the matter is resolved in Sarnoff's favor pursuant to Section 13 hereof and Orchid still fails to make any such payment for thirty (30) days after such resolution.

     7.3. Survival of Sublicenses. In the event any license granted to Orchid hereunder terminates for any reason, any sublicenses granted by Orchid under this Agreement shall continue.

8.   No Implied Waivers; Rights Cumulative.

     The delay or failure of any Party at any time or times to require performance of any provisions shall in no manner affect the rights at a later time to enforce the same. No waiver by any Party of any condition or of the breach of any term contained in this Agreement, whether by conduct, or otherwise, in any one or more instances, shall be deemed to be, or considered as, a further or continuing waiver of any such condition or of the breach of such term or any other term of this Agreement.

9.   Force Majeure.

     Sarnoff and Orchid shall each be excused for any failure or delay in performing any of its respective obligations under this Agreement, if such failure or delay is caused by Force Majeure.

10.  Notices.

     All notices, requests and other communications to Sarnoff or Orchid hereunder shall be in writing (including telecopy or similar electronic transmissions), shall refer specifically to this Agreement and shall be personally delivered, by registered mail or certified mail, return receipt requested, postage prepaid or by reliable overnight courier service providing evidence of receipt, in each case to the respective address specified below (or to such address as may be specified in writing to the other party hereto):

     Sarnoff Corporation
     201 Washington Road
     Princeton, NJ 08543
     Attn:  Vice President, IP and Licensing

     With a copy to:

     Allen Bloom, Ph.D., Esq.
     Dechert Price & Rhoads
     Princeton Pike Corporate Center
     Princeton, NJ 08543-5218

     Orchid Biocomputer, Inc.
     201 Washington Road
     Princeton, NJ 08543
     Attn:  President

     With a copy to:

     Jeffrey M. Wiesen, Esq.
     Mintz, Levin, Cohn, Ferris,
     Glovsky and Popeo, P.C.
     One Financial Center
     Boston, MA 02111

     Any notice or communication given in conformity with this Section 12 shall be deemed to be effective: (i) when received by the addressee, if delivered by hand; (ii) three (3) days after mailing, if mailed; and (iii) one (1) business day after delivery to a reliable overnight courier service providing evidence of receipt.

11.  Successors and Assigns.

     The terms and provisions of this Agreement shall inure to the benefit of, and be binding upon, Sarnoff, Orchid, and their respective successors and assigns.

12.  Amendments.

     No amendment, modification, waiver, termination or discharge of any provision of this Agreement, nor any consent to any departure by Sarnoff or Orchid therefrom, shall in any event be effective unless the same shall be in writing specifically identifying this Agreement and the provision intended to be amended, modified, waived, terminated or discharged and signed by Sarnoff and Orchid, and each such amendment, modification, waiver, termination or discharge shall be effective only in the specific instance and for the specific purpose for which given. No provision of this Agreement shall be varied, contradicted or explained by any oral agreement, course of dealing or performance or any other matter not set forth in an agreement in writing and signed by Sarnoff and Orchid.

13.  Arbitration

     13.1. The Parties shall attempt to resolve any dispute or controversy arising under or relating to the interpretation or meaning of this Agreement by good faith negotiations. Any matter that cannot be resolved by such good faith negotiation shall be resolved by final and binding arbitration conducted by three (3) arbitrators in Princeton, New Jersey, in accordance with the then-current American Arbitration Association ("AAA") Commercial Arbitration Rules (the "AAA Rules") as modified by this Section 13.

     13.2. The arbitrators shall be selected by mutual agreement of the parties or, failing such agreement, in accordance with the aforesaid AAA Rules. At least one (1) of the arbitration panel shall be reasonably familiar with the industry in which Orchid operates. The parties shall bear the costs of the arbitrators equally.

     13.3. The parties shall have the right of limited pre-hearing discovery, in accordance with the U.S. Federal Rules of Civil Procedure, as then in effect, for a period not to exceed sixty (60) days.

     13.4.  As soon as the discovery is concluded, but in any event with thirty
(30) days thereafter, the arbitrators shall hold a hearing in accordance with the AAA Rules. Thereafter, the arbitrators shall promptly render a written decision, together with a written opinion setting forth in reasonable detail the grounds for such a decision.

     13.5. Judgment may be entered in any court of competent jurisdiction to enforce the award entered by the arbitrator.

     13.6. The duty of the parties to arbitrate any dispute hereunder shall survive expiration or termination of this Agreement for any reason.

14.  Governing Law.

     This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

15.  Severability.

     If any provision hereof should be held invalid, illegal or unenforceable in any respect in any jurisdiction, then, to the fullest extent permitted by law,
(a) all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible and (b) such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, Sarnoff and Orchid hereby waive any provision of law that would render any provision hereof prohibited or unenforceable in any respect.

16.  Headings.

     Headings used herein are for convenience only and shall not in any way affect the construction of, or be taken into consideration in interpreting, this Agreement.

17.  Execution in Counterparts.

     This Agreement may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument.

18.  Interpretation.

     The parties hereto acknowledge and agree that (i) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to all Parties hereto and not in a favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement.

19.  Entire Agreement.

     This Agreement, together with any agreements referenced herein, constitutes, on and as of the date hereof, the entire agreement of Sarnoff and Orchid with respect to the licensing or transfer of technology from Sarnoff to Orchid and all prior or contemporaneous understandings or agreements, whether written or oral, between Sarnoff and Orchid with respect to such subject matter are hereby superseded in their entirety except for the SB Agreement. In the case of any conflict between the terms of this Agreement and the SB Agreement, the SB Agreement shall govern.

     IN WITNESS WHEREOF, the parties hereto have caused this License Agreement to be duly executed under seal and delivered as of the date first above written.

          SARNOFF CORPORATION

     By: /s/ Carmen A. Catanese, Ph.D.
         ------------------------------
             Carmen A. Catanese, Ph.D.

     Title: Vice President
           ----------------------------

          ORCHID BIOCOMPUTER, INC.

     By: /s/ Dale R. Pfost, Ph.D.
         ------------------------------
             Dale R. Pfost, Ph.D.



     Title: Chief Executive Officer
            and President
            ----------------------------

                               LICENSE AGREEMENT
                                   SCHEDULE A
                             PRESENT PATENT RIGHTS


TITLE                                                     INVENTORS            COUNTRY   DOCKET     STATUS       SERIAL NO.
------------------------------------------------------------------------------------------------------------------------------
Partitioned Microelectronic And Fluidic Device   Zanzucchi, P.J. Cherukui,    U.S.         11402  PATENT            08/338703
 Array For Clinical Diagnostics And Chemical     S.C. McBride, S.E.
 Synthesis
------------------------------------------------------------------------------------------------------------------------------
Partitioned Microelectronic Device Array         Zanzucchi, P.J. Cherukui,    U.S.       11402A   PATENT            08/455016
                                                 S.C. McBride, S.E., Judd,
                                                 A.K.
------------------------------------------------------------------------------------------------------------------------------
Method of Synthesis of Plurality of Compounds    Zanzucchi, P.J. Cherukui,    U.S.       11402C   PATENT            08/454781
 in Parallel Using a Partitioned Solid Support   S.C. McBride, S.E.
------------------------------------------------------------------------------------------------------------------------------
A Partitioned Microelectronic Device Array       Zanzucchi, P.J. Cherukui,    U.S.       11402D   PATENT            08/454774
                                                 S.C. McBride, S.E. Judd,
                                                 A.K.
------------------------------------------------------------------------------------------------------------------------------
Liquid Distribution System                       Zanzucchi, P.J. Cherukui,    U.S.       11402G   APPLICATION       08/556036
                                                 S.C. McBride, S.E.
------------------------------------------------------------------------------------------------------------------------------
Liquid Distribution System                       Zanzucchi, P.J. Cherukui,    EPO        11402G   APPLICATION      95939862.9
                                                 S.C. McBride, S.E.
------------------------------------------------------------------------------------------------------------------------------
A Partitioned Microelectronic Device Array       Zanzucchi, P.J. Cherukui,    EPO          11402  APPLICATION      95940666.1
                                                 S.C. McBride, S.E.
------------------------------------------------------------------------------------------------------------------------------
A partitioned Microelectronic Device Array       Zanzucchi, P.J Cherukui,     JAPAN        11402  APPLICATION        8-516200
                                                 S.C. McBride, S.E.
------------------------------------------------------------------------------------------------------------------------------
Liquid Distribution System                       Zanzucchi, P.J. Cherukui,    SINGAPORE  11402G   APPLICATION       9701983-0
                                                 S.C. McBride, S.E.
------------------------------------------------------------------------------------------------------------------------------
A Partitioned Microelectronic Device Array       Zanzucchi, P.J. Cherukui,    SINGAPORE    11402  APPLICATION       9701985-5
                                                 S.C. McBride, S.E.
------------------------------------------------------------------------------------------------------------------------------
A Partitioned Microelectronic Device Array       Zanzucchi, P.J. Cherukui,    AUSTRALIA    11402  APPLICATION         4233796
                                                 S.C. McBride, S.E.
------------------------------------------------------------------------------------------------------------------------------
Liquid Distribution System                       Zanzucchi, P.J. Cherukui,    AUSTRALIA  11402G   APPLICATION       4,152,396
                                                 S.C. McBride, S.E.
------------------------------------------------------------------------------------------------------------------------------
A Partitioned Microelectronic Device Array       Zanzucchi, P.J. Cherukui,    CANADA       11402  APPLICATION         2205066
                                                 S.C. McBride, S.E.
------------------------------------------------------------------------------------------------------------------------------
Liquid Distribution System                       Zanzucchi, P.J. Cherukui,    CANADA     11402G   APPLICATION         2204912
                                                 S.C. McBride, S.E.
------------------------------------------------------------------------------------------------------------------------------
A Partitioned Microelectronic Device Array       Zanzucchi, P.J. Cherukui,    KOREA        11402  APPLICATION       703200/97
                                                 S.C. McBride, S.E.
------------------------------------------------------------------------------------------------------------------------------
Liquid Distribution System                       Zanzucchi, P.J. Cherukui,    JAPAN      11402G   APPLICATION        8-516201
                                                 S.C. McBride, S.E.
------------------------------------------------------------------------------------------------------------------------------
Liquid Distribution System                       Zanzucchi, P.J. Cherukui,    KOREA      11402G   APPLICATION  (PCT)703201/97
                                                 S.C. McBride, S.E.
------------------------------------------------------------------------------------------------------------------------------
A Partitioned Microelectronic Device Array       Zanzucchi, P.J. Cherukui,    U.S.       11402EA  APPLICATION       08/705058
                                                 S.C. McBride, S.E.
------------------------------------------------------------------------------------------------------------------------------
A Partitioned Microelectronic Device Array       Zanzucchi, P.J. Cherukui,    U.S.       11402BA  APPLICATION       08/789739
                                                 S.C. McBride, S.E.
------------------------------------------------------------------------------------------------------------------------------
Immunological Assay Conducted In A               Zanzucchi, P.J. Cherukui,    U.S.       11402FA  APPLICATION       08/914941
 Microlaboratory Array                           S.C. McBride, S.E. Judd,
                                                 A.K.
------------------------------------------------------------------------------------------------------------------------------
System For Liquid Distribution                   Levine, A.W. Cherukui,       U.S.         11637  APPLICATION       08/745767
                                                 S.C. Matey, J.R.
------------------------------------------------------------------------------------------------------------------------------
Apparatus And Methods For Controlling Fluid      Zanzucchi, P.J. McBride,     U.S.         11717  PATENT            08/469238
 Flow In Microchannels                           S.E. Burton, C.A.
                                                 Cherukui, S.C.
------------------------------------------------------------------------------------------------------------------------------
Electrokinetic Pumping                           Zanzucchi, P.J. McBride,     U.S.       11717A   APPLICATION       08/556423
                                                 S.E. Burton C. A. Demers,
                                                 R.
------------------------------------------------------------------------------------------------------------------------------
Electrokinetic Pumping                           Zanzucchi, P.J. McBride,     EPO        11717A   APPLICATION  US95/14586
                                                 S.E., Burton, C.A. Demers,
                                                 R.
------------------------------------------------------------------------------------------------------------------------------
Electrokinetic Pumping                           Zanzucchi, P.J. McBride,     JAPAN      11717A   APPLICATION
                                                 S.E. Burton, C.A. Demers,
                                                 R.
------------------------------------------------------------------------------------------------------------------------------
Electrokinetic Pumping                           Zanzucchi, P.J. McBride,     KOREA      11717A   APPLICATION
                                                 S.E. Burton, C.A. Demers,
                                                 R.
------------------------------------------------------------------------------------------------------------------------------
Electrokinetic Pumping                           Zanzucchi, P.J. McBride,     SINGAPORE  11717A   APPLICATION  US95/14586
                                                 S.E. Burton, C.A. Demers,
                                                 R.
------------------------------------------------------------------------------------------------------------------------------
Electrokinetic Pumping                           Zanzucchi, P.J. McBride,     AUSTRALIA  11717A   APPLICATION        95/14586
                                                 S.E. Burton, C.A. Demers,
                                                 R.
------------------------------------------------------------------------------------------------------------------------------
Electrokinetic Pumping                           Zanzucchi, P.J. McBride,     CANADA     11717A   APPLICATION  US95/14586
                                                 S.E. Burton, C.A. Demers,
                                                 R.
------------------------------------------------------------------------------------------------------------------------------
Electrokinetic Pumping                           Zanzucchi, P.J. McBride,     U.S.       11717B   APPLICATION       08/645966
                                                 S.E. Burton, C.A. Demers,
                                                 R.
------------------------------------------------------------------------------------------------------------------------------
Electrokinetic Pumping                           Zanzucchi, P.J. McBride,     PCT        11717B   APPLICATION        97/07880
                                                 S.E. Burton, C.A. Demers,
                                                 R.
------------------------------------------------------------------------------------------------------------------------------
Method And System For Inhibiting                 Cherukui, S.C. Demers,       U.S.         11740  PATENT            08/483331
 Cross-Contamination In Fluids Of                Fan, Z.H. Levine, A.W.
 Combinatorial Chemistry Device                  McBride, S.E. Zanzucchi,
                                                 P.J.
------------------------------------------------------------------------------------------------------------------------------
Method And System For Inhibiting                 Cherukui, S.C. Demers,       U.S.       11740A   APPLICATION       08/726953
 Cross-Contamination In Fluids Of                Fan, Z.H. Levine, A.W.
 Combinatorial Chemistry Device                  McBride, S.E. Zanzucchi,
                                                 P.J.
------------------------------------------------------------------------------------------------------------------------------
Assay System                                     Andrevski, Z.M. Roach, W.R.  U.S.         11772  APPLICATION       08/742317
------------------------------------------------------------------------------------------------------------------------------
Assay System And Method For Conducting Assays    Andrevski, Z.M. Roach,       PCT          11772  APPLICATION        96/17116
                                                 W.R. Southgate, D.
                                                 Zanzucchi, P.J.
------------------------------------------------------------------------------------------------------------------------------
Field-Assisted Sealing                           Fan, Z.H. Cherukui, S.C.     PCT          11865  APPLICATION        95/14654
                                                 Levine, A.W. Lipp, S.A
------------------------------------------------------------------------------------------------------------------------------
Field-Assisted Sealing                           Fan, Z.H. Cherukui, S.C.     U.S.         11865  APPLICATION       08/745766
                                                 Levine, A.W. Lipp, S.A
------------------------------------------------------------------------------------------------------------------------------
Parallel Reaction Cassette And Associated        Roach, W.R. Southgate,       U.S.         11895  APPLICATION       08/786956
 Devices                                         P.D. Andrevski, Z.M.
                                                 Zanzucchi, P.J.
------------------------------------------------------------------------------------------------------------------------------
Parallel Reaction Cassette And Associated        Roach, W.R. Southgate,       PCT          11895  APPLICATION        97/00298
 Devices                                         P.D. Andrevski, Z.M.
                                                 Zanzucchi, P.J.
------------------------------------------------------------------------------------------------------------------------------
Magnet                                           McBride, S.E.                U.S.       11904A   APPLICATION       08/742971
------------------------------------------------------------------------------------------------------------------------------
Magnet                                           McBride, S.E.                PCT          11904  APPLICATION        96/17398
------------------------------------------------------------------------------------------------------------------------------
Method Of Producing Micro-Electric Conduits      Thaler, B.J. Quinn, R.L.     U.S.         11948  APPLICATION       08/554887
                                                 Braun, P.L. Zanzucchi,
                                                 P.J. Burton, C.A. McBride,
                                                 S.E.
------------------------------------------------------------------------------------------------------------------------------
Method Of Producing Micro-Electric Conduits      Thaler, B.J. Quinn, R.L.     EPO          11948  APPLICATION  PCT95/14587
                                                 Braun, P.L. Zanzucchi,
                                                 P.J. Burton, C.A. McBride,
                                                 S.E.
------------------------------------------------------------------------------------------------------------------------------
Method Of Producing Micro-Electric Conduits      Thaler, B.J. Quinn, R.L.     JAPAN        11948  APPLICATION  PCT95/14587
                                                 Braun, P.L. Zanzucchi,
                                                 P.J. Burton, C.A. McBride,
                                                 S.E.
------------------------------------------------------------------------------------------------------------------------------
Method Of Producing Micro-Electric conduits      Thaler, B.J. Quinn, R.L.     KOREA        11948  APPLICATION  PCT95/14587
                                                 Braun, P.L. Zanzucchi,
                                                 P.J. Burton, C. A.
                                                 McBride, S.E.
------------------------------------------------------------------------------------------------------------------------------
Method Of Producing Micro-Electric Conduits      Thaler, B.J. Quinn, R.L.     CANADA       11948  APPLICATION  PCT95/14587
                                                 Braun, P.L. Zanzucchi,
                                                 P.J. Burton, C. A.
                                                 McBride, S.E.
------------------------------------------------------------------------------------------------------------------------------
Method Of Producing Micro-Electric Conduits      Thaler, B.J. Quinn, R.L.     AUSTRALIA    11948  APPLICATION  PCT95/14587
                                                 Braun, P.L. Zanzucchi,
                                                 P.J. Burton, C. A.
                                                 McBride, S.E.
------------------------------------------------------------------------------------------------------------------------------
Method Of Producing Micro-Electric Conduits      Thaler, B.J. Quinn, R.L.     SINGAPORE    11948  APPLICATION  PCT95/14587
                                                 Braun, P.L. Zanzucchi,
                                                 P.J. Burton, C. A.
                                                 McBride, S.E
------------------------------------------------------------------------------------------------------------------------------
Bead Disbursement Devices                        Demers, R. Cherukui, S.C.    U.S.         12012  APPLICATION       08/805413
------------------------------------------------------------------------------------------------------------------------------
Method For Polynucleotide Sequencing             Kumar, R. Heaney, P.         U.S.         12024  APPLICATION       08/665210
------------------------------------------------------------------------------------------------------------------------------
Method For Polynucleotide Sequencing             Kumar, R. Heaney, P.         PCT          12024  APPLICATION        97/09664
------------------------------------------------------------------------------------------------------------------------------
Method For Polynucleotide Sequencing             Kumar, R. Heaney, P.         U.S.       12024A   APPLICATION      08/950,709
------------------------------------------------------------------------------------------------------------------------------
Massively Parallel Detection                     Stabile, P. Ludington, D.    U.S.       12034B   APPLICATION       08/721427
                                                 York, P.K. Rosen, A.
                                                 Cherukui, S. Zanzucchi, P.
------------------------------------------------------------------------------------------------------------------------------
Massively Parallel Detection                     Stabile, P. Ludington, D.    U.S.       12034A   APPLICATION       08/721432
                                                 York, P.K.
------------------------------------------------------------------------------------------------------------------------------
Massively Parallel Detection                     Stabile, P. Ludington, D.    PCT          12034  APPLICATION        97/17930
                                                 York, P. K. Rosen, A.
                                                 Cherukui, S. Zanzucchi, P.
------------------------------------------------------------------------------------------------------------------------------
Nuclease Protection Assays                       Kumar, R.                    U.S.         12038  APPLICATION       08/665104
------------------------------------------------------------------------------------------------------------------------------
Nuclease Protection Assays                       Kumar, R.                    PCT          12038  APPLICATION        97/09800
------------------------------------------------------------------------------------------------------------------------------
Method For Capturing A Nucleic Acid              Loewy, Z. Kumar, R.          U.S.         12049  APPLICATION       08/881282
------------------------------------------------------------------------------------------------------------------------------
Microfluidic Method For Nucleic Acid             Loewy, Z. G. Kumar, R.       U.S.         12050  APPLICATION       08/665209
 Amplification
------------------------------------------------------------------------------------------------------------------------------
Microfluidic Method For Nucleic Acid             Loewy, Z. G. Kumar, R.       PCT          12050  APPLICATION        97/09663
 Amplification
------------------------------------------------------------------------------------------------------------------------------
Method For Amplifying A Polypeptide              Loewy, Z. G.                 U.S.         12081  APPLICATION      08/6633688
------------------------------------------------------------------------------------------------------------------------------
Method For Amplifying A Polynucleotide           Loewy, Z. G. Kumar, R.       PCT          12081  APPLICATION        97/09665
------------------------------------------------------------------------------------------------------------------------------
Apportioning System                              Demers, R. R.                PCT          12087  APPLICATION        97/05153
------------------------------------------------------------------------------------------------------------------------------
Apportionment System                             Demers, R. R.                U.S.         12087  APPLICATION       08/630047
------------------------------------------------------------------------------------------------------------------------------
Plate For Reaction System                        Demers, R. R. Cherukui,      U.S.         12098  APPLICATION       08/630018
                                                 S.C. Levine, A. W. O'Mara,
                                                 K. D.
------------------------------------------------------------------------------------------------------------------------------
Plate For Reaction System                        Demers, R. R. Cherukui,      PCT          12098  APPLICATION        97/05841
                                                 S.C. Levine, A. W. O'Mara,
                                                 K. D.
------------------------------------------------------------------------------------------------------------------------------
Plate For Reaction System                        Demers, R. R. Cherukui,      U.S.       12098A   APPLICATION       08/850669
                                                 S.C. Levine, A. W. O'Mara,
                                                 K. D.
------------------------------------------------------------------------------------------------------------------------------
Automated nucleic Acid Preparation               Southgate, P. D. Loewy,      U.S.         12120  APPLICATION       08/664780
                                                 Z.G.
------------------------------------------------------------------------------------------------------------------------------
Automated Nucleic Acid Isolation                 Southgate, P. D. Loewy, Z.   PCT          12120  APPLICATION        97/09801
                                                 G.
------------------------------------------------------------------------------------------------------------------------------
Padlock Probe Detection                          Kumar, R.                    U.S.         12162  APPLICATION       08/665208
------------------------------------------------------------------------------------------------------------------------------
Padlock Probe Detection                          Kumar, R.                    PCT          12162  APPLICATION        97/09802
------------------------------------------------------------------------------------------------------------------------------
Indirect Electrode-Based Pumps                   McBride, S.E. Chiang, W.     U.S.         12189  APPLICATION       08/848413
                                                 Heaney, P.J. Cherukui, S.C.
------------------------------------------------------------------------------------------------------------------------------
Method for Enhancing Fluorescence                Zanzucchi, P.J.              U.S.         12215  APPLICATION       08/961860
------------------------------------------------------------------------------------------------------------------------------
Capacitive Denaturation Of Nucleic Acid          Moroney, R. M. Kumar, R.     U.S.         12288  APPLICATION       08/936323
                                                 Fishman, D.M.
------------------------------------------------------------------------------------------------------------------------------
Amplification Method For A Polynucleotide        Kumar, R.                    U.S.         12317  APPLICATION       08/924763
------------------------------------------------------------------------------------------------------------------------------
Balanced Asymmetric Electronic Pulse Patterns    McBride, S.E.                U.S.         12337  APPLICATION       08/821480
 For Operating Electrode-Based Pumps
------------------------------------------------------------------------------------------------------------------------------
Method For Capturing A Microorganism             Kumar, R. Fan, Z.H.          U.S.         12339  APPLICATION       08/927389
                                                 Hoghoogi, B. Stabile, P.J.
------------------------------------------------------------------------------------------------------------------------------
Flow Control In Microfluidics Devices By         Fare, T. L. Fan, Z. H.       U.S.         12365  APPLICATION             08/
 Controlled Bubble Formation                     Heaney, P. J.
------------------------------------------------------------------------------------------------------------------------------
Method For Translocating Microparticles In A     Fan, Z. H. McBride, S.E.     U.S.         12368  APPLICATION       08/838102
 Microfabricated Device                          Cherukui, S.C.
------------------------------------------------------------------------------------------------------------------------------
Liquid Distribution System                       Zanzucchi, P.J. Cherukui,    U.S.       12385A   APPLICATION       08/744386
                                                 S.C. McBride, S.E.
------------------------------------------------------------------------------------------------------------------------------
Liquid Distribution System                       Zanzucchi, P.J. Cherukui,    PCT          12385  APPLICATION        97/18266
                                                 S.C. McBride, S.E.
------------------------------------------------------------------------------------------------------------------------------
Vertical EHD Pump Integrated With Capillary      McBride, S.E. York, P. K.    U.S.       12519P   APPLICATION       60/046321
 Stop Or Break
------------------------------------------------------------------------------------------------------------------------------

TITLE                                             PATENT NO.  FILING DATE  ISSUE DATE
-------------------------------------------------------------------------------------
Partitioned Microelectronic And Fluidic Device     5,585,069     11/10/94    12/17/96
 Array For Clinical Diagnostics And Chemical
 Synthesis
-------------------------------------------------------------------------------------
Partitioned Microelectronic Device Array           5,593,838    5/31/1995     1/14/97


-------------------------------------------------------------------------------------
Method of Synthesis of Plurality of Compounds      5,643,738    5/31/1995      7/1/97
 in Parallel Using a Partitioned Solid Support
-------------------------------------------------------------------------------------
A Partitioned Microelectronic Device Array         5,681,484    5/31/1995    10/28/97


-------------------------------------------------------------------------------------
Liquid Distribution System                                      11/9/1995

-------------------------------------------------------------------------------------
Liquid Distribution System                                      11/9/1995

-------------------------------------------------------------------------------------
A Partitioned Microelectronic Device Array         0 808 456    11/9/1995

-------------------------------------------------------------------------------------
A partitioned Microelectronic Device Array                      11/9/1995

-------------------------------------------------------------------------------------
Liquid Distribution System                                      11/9/1995

-------------------------------------------------------------------------------------
A Partitioned Microelectronic Device Array                      11/9/1995

-------------------------------------------------------------------------------------
A Partitioned Microelectronic Device Array                      11/9/1995

-------------------------------------------------------------------------------------
Liquid Distribution System                                      11/9/1995

-------------------------------------------------------------------------------------
A Partitioned Microelectronic Device Array                      11/9/1995

-------------------------------------------------------------------------------------
Liquid Distribution System                                      11/9/1995

-------------------------------------------------------------------------------------
A Partitioned Microelectronic Device Array                      11/9/1995

-------------------------------------------------------------------------------------
Liquid Distribution System                                      11/9/1995

-------------------------------------------------------------------------------------
Liquid Distribution System                                      11/9/1995

-------------------------------------------------------------------------------------
A Partitioned Microelectronic Device Array                      8/29/1996

-------------------------------------------------------------------------------------
A Partitioned Microelectronic Device Array                        1/27/97

-------------------------------------------------------------------------------------
Immunological Assay Conducted In A                                8/20/97
 Microlaboratory Array

-------------------------------------------------------------------------------------
System For Liquid Distribution                                 11/08/1996

-------------------------------------------------------------------------------------
Apparatus And Methods For Controlling Fluid        5,632,876     6/6/1995     5/27/97
 Flow In Microchannels

-------------------------------------------------------------------------------------
Electrokinetic Pumping                                          11/9/1995


-------------------------------------------------------------------------------------
Electrokinetic Pumping                                          11/9/1995


-------------------------------------------------------------------------------------
Electrokinetic Pumping                                          11/9/1995


-------------------------------------------------------------------------------------
Electrokinetic Pumping                                          11/9/1995


-------------------------------------------------------------------------------------
Electrokinetic Pumping                                          11/9/1995


-------------------------------------------------------------------------------------
Electrokinetic Pumping                                          11/9/1995


-------------------------------------------------------------------------------------
Electrokinetic Pumping                                          11/9/1995


-------------------------------------------------------------------------------------
Electrokinetic Pumping                                            5/10/96


-------------------------------------------------------------------------------------
Electrokinetic Pumping                                            5/12/97


-------------------------------------------------------------------------------------
Method And System For Inhibiting                   5,603,351     6/7/1995     2/18/97
 Cross-Contamination In Fluids Of
 Combinatorial Chemistry Device

-------------------------------------------------------------------------------------
Method And System For Inhibiting                                  10/7/96
 Cross-Contamination In Fluids Of
 Combinatorial Chemistry Device

-------------------------------------------------------------------------------------
Assay System                                                    11/1/1996
-------------------------------------------------------------------------------------
Assay System And Method For Conducting Assays                   11/1/1996


-------------------------------------------------------------------------------------
Field-Assisted Sealing                                          11/9/1995

-------------------------------------------------------------------------------------
Field-Assisted Sealing                                         11/08/1996

-------------------------------------------------------------------------------------
Parallel Reaction Cassette And Associated                       1/23/1997
 Devices

-------------------------------------------------------------------------------------
Parallel Reaction Cassette And Associated                       1/24/1997
 Devices

-------------------------------------------------------------------------------------
Magnet                                                            11/1/96
-------------------------------------------------------------------------------------
Magnet                                                          11/3/1996
-------------------------------------------------------------------------------------
Method Of Producing Micro-Electric Conduits                     11/9/1995



-------------------------------------------------------------------------------------
Method Of Producing Micro-Electric Conduits                     11/9/1995



-------------------------------------------------------------------------------------
Method Of Producing Micro-Electric Conduits                     11/9/1995



-------------------------------------------------------------------------------------
Method Of Producing Micro-Electric conduits                     11/9/1995



-------------------------------------------------------------------------------------
Method Of Producing Micro-Electric Conduits                     11/9/1995



-------------------------------------------------------------------------------------
Method Of Producing Micro-Electric Conduits                     11/9/1995



-------------------------------------------------------------------------------------
Method Of Producing Micro-Electric Conduits                     11/9/1995



-------------------------------------------------------------------------------------
Bead Disbursement Devices                                         2/26/97
-------------------------------------------------------------------------------------
Method For Polynucleotide Sequencing                            6/14/1996
-------------------------------------------------------------------------------------
Method For Polynucleotide Sequencing                              6/13/97
-------------------------------------------------------------------------------------
Method For Polynucleotide Sequencing                             10/15/97
-------------------------------------------------------------------------------------
Massively Parallel Detection                                    9/26/1996


-------------------------------------------------------------------------------------
Massively Parallel Detection                                    9/26/1996

-------------------------------------------------------------------------------------
Massively Parallel Detection                                      9/25/97


-------------------------------------------------------------------------------------
Nuclease Protection Assays                                      6/14/1996
-------------------------------------------------------------------------------------
Nuclease Protection Assays                                      6/16/1997
-------------------------------------------------------------------------------------
Method For Capturing A Nucleic Acid                               6/24/97
-------------------------------------------------------------------------------------
Microfluidic Method For Nucleic Acid                            6/14/1996
 Amplification
-------------------------------------------------------------------------------------
Microfluidic Method For Nucleic Acid                            6/13/1997
 Amplification
-------------------------------------------------------------------------------------
Method For Amplifying A Polypeptide                             6/14/1996
-------------------------------------------------------------------------------------
Method For Amplifying A Polynucleotide                          6/13/1997
-------------------------------------------------------------------------------------
Apportioning System
-------------------------------------------------------------------------------------
Apportionment System                                               4/9/96
-------------------------------------------------------------------------------------
Plate For Reaction System                                          4/9/96


-------------------------------------------------------------------------------------
Plate For Reaction System                                          4/9/97


-------------------------------------------------------------------------------------
Plate For Reaction System                                          5/2/97


-------------------------------------------------------------------------------------
Automated nucleic Acid Preparation                              6/14/1996

-------------------------------------------------------------------------------------
Automated Nucleic Acid Isolation                                6/16/1997

-------------------------------------------------------------------------------------
Padlock Probe Detection                                         6/14/1996
-------------------------------------------------------------------------------------
Padlock Probe Detection                                           6/16/97
-------------------------------------------------------------------------------------
Indirect Electrode-Based Pumps                                     5/8/97

-------------------------------------------------------------------------------------
Method for Enhancing Fluorescence                                10/31/97
-------------------------------------------------------------------------------------
Capacitive Denaturation Of Nucleic Acid                           9/24/97

-------------------------------------------------------------------------------------
Amplification Method For A Polynucleotide                         8/27/97
-------------------------------------------------------------------------------------
Balanced Asymmetric Electronic Pulse Patterns                     3/21/97
 For Operating Electrode-Based Pumps
-------------------------------------------------------------------------------------
Method For Capturing A Microorganism                              8/26/97

-------------------------------------------------------------------------------------
Flow Control In Microfluidics Devices By                         11/19/97
 Controlled Bubble Formation
-------------------------------------------------------------------------------------
Method For Translocating Microparticles In A                      4/15/97
 Microfabricated Device
-------------------------------------------------------------------------------------
Liquid Distribution System                                        11/7/96

-------------------------------------------------------------------------------------
Liquid Distribution System                                       10/10/97

-------------------------------------------------------------------------------------
Vertical EHD Pump Integrated With Capillary                       5/13/97
 Stop Or Break
-------------------------------------------------------------------------------------

                   Amendment to License and Option Agreement

     THIS AMENDMENT, dated as of April 13, 2000 ("Closing Date"), is by and between SARNOFF CORPORATION, a New Jersey corporation having a principal place of business at 201 Washington Road, Princeton, New Jersey 08543 ("Sarnoff"), and ORCHID BIOSCIENCES, INC.(formerly known as Orchid Biocomputer, Inc.), a Delaware corporation having a principal place of business at 303 College Road East, Princeton, New Jersey 08540 ("Orchid").

     WHEREAS, Orchid (as Orchid Biocomputer, Inc.) and Sarnoff entered into a License and Option Agreement dated as of December 10, 1997 ("License Agreement"); and

     WHEREAS, Orchid and Sarnoff wish to amend the License Agreement as set forth herein.

     NOW, THEREFORE, Sarnoff and Orchid hereby agree that the License Agreement is amended as follows:

1.  DEFINITIONS.

        (a) All capitalized terms, unless otherwise defined herein, will have the meanings given to them in the License Agreement.

        (b) The following definitions in Section 1 of the License Agreement are amended as follows:

        1.13 The definition of "Funded Research Program" deleted in its entirety and the following is inserted in its place:

               "Funded Research Program" means the research or development activities that have been conducted by the Parties (or their respective designees) for the Option Fields set forth in Section 1.21(a) and (c) and for which Sarnoff received research funding from Orchid prior to December 31, 1999.

        1.19 The definition of "Net Sales" is deleted in its entirety and "Intentionally Omitted" is inserted in its place.

        1.21 The definition of "Option Fields" is deleted in its entirety and the following is inserted in its place:


        "Option Field(s)" shall mean the use of Chips in:

        (a) Genomics, that is, nucleic acid-based analysis for discovery or development of human and animal pharmaceuticals or agricultural chemicals to treat plant diseases and pests and for the discovery of plant genes for the purpose of modifying plant traits ("Genomics Field");

        (b) Non-nucleic acid-based and non-cell based analyses for high throughout screening, that is for discovering and developing human and animal pharmaceuticals and agricultural chemicals to treat plant diseases and pests ("HTS Field");

        (c) Analysis and synthesis Research Products for use in the Life Sciences and in chemistry and materials research ("Research Products Field"); and

        (d) Cell-based assays for lead discovery, lead optimization and pharmaceutical development, including assays for drug metabolism, pharmacokinetics, toxicology and bioavailability ("Cell-Based Assay Field").

        1.22. The definition of "Option Period" is deleted in its entirety and the following is inserted in its place:

        "Option Field" means that period of time terminating on the Closing
        Date.

        1.24. The definition of "Orchid Field" is deleted in its entirety and the following is inserted in its place:

        "Orchid Field" shall mean (a) the use of Chips to carry out Combinatorial Chemistry for the purpose of discovering human, animal or plant pharmaceuticals, herbicides or pesticides, (b) the In-vitro Diagnostic Field, (c) the Genomics Field; and (d) the Research Products Field. The Orchid Field does not include the HTS Field and the Cell-based Assay Field.

        (c) The following definition is added to Section 1 of the License
        Agreement:

        1.40 "IPO Price" means the price per share of the common stock of Orchid upon the closing of a firm commitment underwritten initial public offering by Orchid of its common stock to the public pursuant to an effective registration statement under the Securities Act of 1933, as amended ("IPO").

2.  AMENDMENTS TO GRANT OF RIGHTS.

        (a) Section 2.1 of the License Agreement is amended as follows:

                 2.1.1 Section 2.1.1 of the License Agreement is deleted in its entirety and the following is inserted in its place:

            Subject to the terms and conditions of this Agreement, Sarnoff hereby grants to Orchid an exclusive, fully paid-up, worldwide, right and license under the Licensed Technology, with the right to sublicense, to develop, have developed, make, have made, use, have used, import, have imported, offer for sale, sell, have sold or lease, any Products, Storage Devices and/or Input/Output Devices for Type 1 Storage Devices and Chips and/or to provide any Services in the Orchid Field, provided, however, that with respect to Type 2 Storage Devices and Input/Output Devices for Type 1 Storage Devices, such License shall only be exclusive for Licensed Technology described in clauses (a)-(e) and (g) of Section 1.17 and further provided however with respect to the Research Products Field, the license shall be exclusive for the Life Science Field and non-exclusive for materials and chemical research. In addition, the license granted under this Section 2.1.1 with regard to Ancillary Devices shall be limited to the designs of the Ancillary Devices in the Delivered Chips and Instruments and shall include the right to modify such designs using Orchid or third party Intellectual Property.

                 2.1.2 Section 2.1.2.1 of the License Agreement is deleted in its entirety and the following is inserted in its place:

            Subject to the terms and conditions of this Agreement, Sarnoff hereby grants to Orchid a non-exclusive, fully paid-up, worldwide, right and license under the Licensed Technology, with the right to sublicense, to develop, have developed, make, have made, use, have used, import, have imported, offer for sale, sell have sold or lease (a) any Products, Storage Devices and Input/ Output Devices and provide any Services (i) in the HTS Field and the Cell-Based Assay Field, and (ii) which use Chips to carry out Combinatorial Chemistry for purposes not included in the Orchid Field provided however that such license under this Section 2.1.2.1(ii) outside the Life Science Field shall be limited to use for industrial materials and chemicals and shall be limited to Licensed Technology under Section 1.17(a)-(e) and (g). However, the license granted under this Section 2.1.2.1 with regard to Ancillary Devices shall be limited to the designs of the Ancillary Devices in the Delivered Chips and Instruments and shall include the right to modify such designs using Orchid or third party Intellectual Property. The licenses granted pursuant to this Section 2.1.2 shall in no way be deemed to limit the scope of any exclusive license granted pursuant to Section 2.1.1.

                 2.1.2.2 Section 2.1.2.2 of the License Agreement is deleted in its entirety and the following is inserted in its place:

            Subject to the terms and conditions of this Agreement, Sarnoff hereby grants to Orchid a non-exclusive, fully paid-up, worldwide, right and license under Non-Exclusive Licensed Technology, with the right to sublicense, to develop, have developed, make, have made, use, have used, import, have imported, offer for sale, sell, have sold or lease any Products, Storage Devices and Input/Output Devices and provide any Services (i) in the Orchid Field and in the HTS Field and the Cell-Based Assay Field, and (ii) which use Chips to carry out Combinatorial Chemistry for purposes not included in the Orchid Field to the extent such uses of Chips is licensed under
            Section 2.1.2.1.

                2.1.2.3 Section 2.1.2.3 of the License Agreement is deleted in its entirety and the following is inserted in its place:

            Subject to the terms and conditions of this Agreement, Sarnoff hereby grants to Orchid a non-exclusive, fully paid-up, worldwide, right and license under Licensed Technology, with the right to sublicense, to develop, have developed, make, have made, use, have used, import, have imported, offer for sale, sell, have sold or lease Input/Output Devices for Type 2 Storage Devices in the Orchid Field.

                  2.1.3 Section 2.1.3 of the License Agreement is deleted in its entirety and "Intentionally Omitted" is inserted in its place.

                  2.1.4 Section 2.1.4 is hereby deleted in its entirety and "Intentionally Omitted" is inserted in its place.

                  2.1.6 Section 2.1.6 is deleted in its entirety and the
            following is inserted in its place:

            Sarnoff represents to Orchid that, as of the Closing Date, none of the Licensed Technology has been licensed from a third party.


                  2.1.8 Section 2.1.8 is deleted in its entirety and the
            following is inserted in its place:

            All tangible instruments, devices, prototypes or components thereof which are produced in Funded Research Programs at Sarnoff funded by Orchid (collectively, the "Tangible Instruments") shall be owned by Orchid. Sarnoff will deliver all Tangible Instruments of which it is aware to Orchid by no later than August 31, 2000. Thereafter, Orchid will notify Sarnoff in writing of any Tangible Instruments that Sarnoff is required, but failed, to deliver to Orchid under this
            Section 2.1.8, and Sarnoff will deliver to Orchid any such Tangible Instrument within 30 days of Orchid's notice. Orchid shall have the right to use and to reproduce all such Tangible Instruments under the terms of this Agreement.

                  2.2 Section 2.2 is deleted in its entirety and the following is inserted in its place:

            Nothing in this Agreement shall be interpreted to preclude Sarnoff or any of its subsidiaries or licensees or sublicensees from engaging in their businesses; provided that nothing in this Section
            2.2 shall limit the exclusive grant to Orchid under Section 2.1. Notwithstanding the foregoing, for a period of one (1) year, Sarnoff and its wholly-owned subsidiaries will not:

                 (a) collaborate with or enter into any agreement to provide research services or grant any license to any commercial third party for (i) designing or modifying Chips or Input/Output Devices for Chips for use in the Orchid Field, (ii) designing or modifying Type 1 Storage Devices or Input/Output Devices for Type 1 Storage
            Devices that are customized or designed by Sarnoff for use with Chips in the Orchid Field, or (iii) designing or modifying Ancillary Devices, whether or not incorporated in Delivered Chips and Instruments, that are designed or customized by Sarnoff in collaboration with the third party while Sarnoff itself is in possession of the third party's Chips as part of a joint effort to design or optimize a system that includes Chips for use in the Orchid Field; or

                 (b) sell products which contain Chips, Type 1 Storage Devices,
            Input/Output Devices for Chips or Type 1 Storage Devices to any commercial third party for use in the Orchid Field.

            The foregoing:

                 (w) shall not prevent Sarnoff or any of its subsidiaries from providing services related to, or from developing, licensing or selling printers, cameras, imaging systems or displays including but not limited to those which employ Chips therein so long as they are not Ancillary Devices exclusively licensed to Orchid or designed or customized in violation of 2.2(i)(a)(iii);

                 (x) shall not prevent Sarnoff or any of its subsidiaries from providing services related to, or from developing, licensing or selling (a) Type 2 Storage Devices, or (b) Ancillary Devices, Type 1 Storage Devices or Input/Output Devices for use outside the Orchid Field or from developing, licensing or selling products of general applicability which may be useful in the Orchid Field as long as such products are not specifically designed or modified for use with Chips, Type 1 Storage Devices, or Input/Output Devices for Chips or Type 1 Storage Devices,

                 (y) shall not require Sarnoff to prevent purchasers of such
            Ancillary Devices, Storage Devices or

            Input/Output Devices from using such Ancillary Devices, Storage Devices or Input/Output Devices in the Orchid Field, and

                 (z) shall not require Sarnoff to prevent parties with whom
            Sarnoff collaborates or provides research services or to whom Sarnoff grants any license from modifying, for use in the Orchid Field, products developed or licensed to them by Sarnoff, as long as Sarnoff or its wholly-owned subsidiaries do not contribute to the modification.

2.      2.3  Amendments to Option Grant.

             2.1 (a) Sections 2.3 (paragraphs 2.3.1 - 2.3.5 inclusive), 2.4 and
        2.5 of the License Agreement are deleted in their entirety and the following is inserted in their place:

             2.3. The Parties acknowledge that Orchid has exercised the exclusive option to include the Genomics Field and the Research Products Field in the Orchid Field and to receive exclusive licenses in such Option Fields. No other options are granted by Sarnoff to Orchid hereunder to the remaining Option Fields, with respect to which remaining Option Fields Orchid has and retains a non-exclusive license pursuant to the terms and conditions of this Agreement, as amended.

                 2.3.1 The Parties agree that, in consideration of the payments to be made and securities to be delivered by Orchid to Sarnoff pursuant to Sections 3.1(c) and 3.5 below, as of the Closing Date of this Amendment:

                     (i) Sarnoff will not conduct any further research and development activities for Orchid with respect to the Genomics Field and the Research Products Field; the Funded Research Program in connection with the Genomics Field and the Research Products Field are deemed to be fully paid-up, funded and completed and Orchid does not and will not owe Sarnoff any monies for royalties, option exercise fees or otherwise in connection with such fields;

                     (ii) no further options are exercisable under the License Agreement; and

                     (iii) the Parties will not engage in any further funded research or development activities in connection with any Option Field, unless under a separate written agreement.

                     2.3.2  Intentionally omitted.

                     2.3.3  Intentionally omitted.

                     2.3.4  Intentionally omitted.

                     2.3.5 Sarnoff has delivered to Orchid and Orchid has
                 accepted a detailed list of all Licensed Technology which, to the best of Sarnoff's knowledge, was invented or developed during the course of the Funded Research Programs, or incorporated in devices or systems as part of any such Funded Research Programs as of the Closing Date. A list which has been mutually agreed upon by the Parties and appended to this Agreement (as amended) (Exhibit A) includes Licensed Technology attributable to such Funded Research Programs as well as other technology licensed hereunder as Research Technology. After the Closing Date, if Sarnoff becomes aware of any Licensed Technology that had not been delivered, Sarnoff will promptly deliver such Licensed Technology to Orchid. If Orchid becomes aware of any Licensed Technology that had not been delivered by Sarnoff on or after the Closing Date in accordance with this
                 Section 2.3.5, Orchid will notify Sarnoff in writing and the parties will negotiate the terms of its delivery to Orchid.

     2.4 Notwithstanding any provision of this Agreement, (a) the failure by Orchid to exercise any Option which was granted by Sarnoff under this

                 Agreement shall not in any way affect any exclusive licenses granted to Orchid hereunder, any non-exclusive licenses granted to Orchid with respect to the HTS Field and the Cell-Based Assay Field and (b) the scope of any licenses granted to Orchid in the SB Agreement shall not be limited or affected in any way by this Agreement.

                 2.5 Section 2.5 of the License Agreement is deleted in its entirety and "Intentionally Omitted" is inserted in its place.

        (b) Section 2.6.2 of the License Agreement is deleted in its entirety and the following is inserted in its place:

                 2.6.2 Unless otherwise agreed in writing, without the prior written consent of Sarnoff, Orchid shall not grant a license or other right to any third party to use or practice outside the Orchid Field any Joint Inventions or Joint Patent Right, or to develop, have developed, make, have made, use, have used, offer to sell, sell, have sold, import, have imported, lease, or otherwise distribute any products or deliver any services outside the Orchid Field Covered By Joint Patent Rights. Unless otherwise agreed in writing, without the prior written consent of Orchid, Sarnoff shall not grant a license or other right to any third party to use or practice in the Orchid Field, any Joint Invention or Joint Patent Right, or to develop, have developed, make, have made, use, have used, offer to sell, sell, have sold, import, have imported, lease or otherwise distribute any products or deliver any services, within the Orchid Field Covered By Joint Patent Rights.

3.  AMENDMENTS TO CONSIDERATION.

        (a)  Section 3.1(b) of the License Agreement is amended as follows:

             has previously issued to Sarnoff or to Sarnoff's designated employees Eighty Two Thousand Five Hundred (82,500) shares of Common Stock, par value $.001, of Orchid and One Hundred Sixty Seven Thousand Five

             Hundred (167,500) shares of Series A Convertible Preferred Stock, par value $0.001, of Orchid in consideration of the license granted hereunder in the In-vitro Diagnostic Field; and

         3.2 (b) Section 3.1(c) of the License Agreement is deleted in its entirety and the following is inserted in its place:

             agrees, as full and final payment for all obligations of Orchid to Sarnoff under this License Agreement with respect to the Research Products Field and the Genomics Field including, without limitation, any and all obligations to conduct or fund research and/or development, make royalty or other payments or issue any of its common or preferred stock or any other Orchid security, to:

                     (i) Pay $970,000 and issue 50,000 shares of Orchid's common stock to Sarnoff with respect to the Research Products Field;

                     (ii) Pay $2,000,000 and issue 100,000 shares of Orchid's common stock to Sarnoff with respect to the Genomics Field; and

                     (iii) Issue an additional 50,000 shares of Orchid's common stock to Sarnoff as a full, advance payment of any and all future royalties that may be owed to Sarnoff by Orchid with respect to royalty-bearing Products or Services marketed in the Genomics Field or Research Products Field.

          3.3 (c) Section 3.2 of the License Agreement is deleted in its entirety and the following is inserted in its place:

                 3.2  Option Consideration.

                 (a) With respect to the exercise of the Option for the Research Products Field, Orchid previously issued to Sarnoff 33,300 shares of

                 Common Stock of Orchid, par value $.001 and 66,700 shares of Class A Preferred Stock of Orchid, par value $.001. With respect to the exercise of the Option for the Genomics Field, Orchid previously issued to Sarnoff 100,000 shares of Common Stock of Orchid, par value $.001 of Common Stock of Orchid.

                 (b) Subject to the performance by Orchid of its obligations under Sections 3.1(c) and 3.5, from and after the Closing Date of this Amendment, (i) Orchid and Sarnoff will have no further obligations to the other to conduct, continue or fund any research program in any field, including any Funded Research Program, and (ii) the Options to the HTS Field and the Cell-Based Assay Field are terminated and without further force and effect.

     (d) Sections 3.4, 3.5 and 3.6 are each deleted in their entirety and the following is inserted in the place of each such Section:

               3.4 The Parties agree that in consideration of the delivery of securities by Orchid to Sarnoff pursuant to Sections 3.1(c) and Section
         3.5 below, any and all royalty obligations (including any minimum payments) under the License Agreement, whether under the exclusive or non-exclusive licenses granted to Orchid thereunder and whether in the Orchid Field or any Option Field, are fully paid-up, and the licenses granted to Orchid under the License Agreement are royalty-free, as of the Closing Date of this Amendment.

               3.5 As additional consideration for Sarnoff granting Orchid a fully paid-up license under the License Agreement, Orchid will deliver to Sarnoff:

                     (i) 50,000 shares of Orchid common stock as a full, advance payment of any and all future royalties that may be owed to Sarnoff by Orchid with respect to royalty-bearing Products or Services marketed in the HTS Field or Cell-Based Assay Field under the non-exclusive license granted to Orchid by Sarnoff under the License Agreement; and

                     (ii) a warrant to purchase 75,000 shares of Orchid common stock as a full, advance payment of any and all other future obligations of Orchid to pay royalties to Sarnoff under the License Agreement, pursuant to a Warrant Agreement in the form attached as Exhibit A
                                                                     ---------
                           ("Warrant Agreement").

                 3.6 All payments and delivery of securities to be made by Orchid pursuant to Sections 3.1(c) and 3.5 above shall be made as of the Closing Date.

          3.4 (e) Sections 3.7, 3.8 and 3.10 are each deleted in their entirety and "Intentionally Omitted " is inserted in the place of each such Section.


4.  AMENDMENT TO DISCLOSURE OF LICENSED TECHNOLOGY.

          Section 5.2.4 of the License Agreement is amended as follows:

                 5.2.4. Sarnoff may, with respect to the Patent Rights, at any time, in its sole discretion decide that it desires to discontinue its responsibility for the prosecution or maintenance of a particular patent application or patent in one or more countries of Patent Rights which are Licensed Technology under Section 1.17(a), (b), (c),
           (d), (e) and (g). In such event, Sarnoff shall notify Orchid promptly in writing of its intention to discontinue responsibility for the prosecution or maintenance for such patent application or patent, and, in any event, shall give such notice at least sixty (60) days prior to the effective date of such proposed discontinuance in order to permit Orchid to determine whether it wishes to assume the responsibility therefor. Orchid shall have the right and option, but not the obligation, to assume responsibility for prosecution and maintenance of such patent or patent application which Sarnoff desires to discontinue. Orchid shall inform Sarnoff in writing of its decision to assume responsibility for prosecution and maintenance of such patent or patent application and Sarnoff shall execute and deliver such documents and take such actions as are reasonably necessary or appropriate to effect such assumption and transfer of responsibility in a timely and efficient manner. In the event Orchid exercises such right, such patent or patent application shall be assigned to Orchid and removed from operation of this Agreement; provided that, Sarnoff shall have a royalty free, non-exclusive, worldwide, right and license under such Licensed Technology with the right to sublicense, to develop, have developed, make, have made, use, have used, import, have imported, offer for sale, sell have sold or lease products and practice processes outside the Orchid Field and further provided that upon termination of this Agreement, such patents and patent applications shall be assigned to Sarnoff. However, if Sarnoff elects to use or sublicense a particular patent in a particular country assigned by Sarnoff to Orchid under this Section 5.2.4, then Sarnoff shall pay to Orchid one half of the out of pocket costs expended by Orchid in obtaining and maintaining the particular patent in the particular country.

5.  INFRINGEMENT.

        There are no modifications to Section 6 of the License Agreement.

6.  TERM.

        6.1  Section 7.1 of the License Agreement is amended to read as follows:

             This Agreement shall be effective as of the Effective Date and shall continue in full force and effect unless terminated by mutual agreement.

        6.2 Section 7.2 of the License Agreement is deleted in its entirety and "Intentionally Omitted" is inserted in its place.

8.  MISCELLANEOUS.

        8.1 (a) Except as amended or modified hereby, the License Agreement remains in full force and effect.

        8.2 (b) In the case of any conflict between the terms of this Amendment and the terms of the License Agreement, the terms of this Amendment will govern.

       IN WITNESS WHEREOF, the parties have executed this Amendment as of the Closing Date.


SARNOFF CORPORATION                 ORCHID BIOSCIENCES, INC.


By: /s/ William J. Burke            By: /s/ Donald R. Marvin
    ----------------------------        --------------------------
Name: William J. Burke              Name: Donald R. Marvin
Title: VP, Patents & Licensing      Title: SVP, COO and CFO

                                   Exhibit A

                              Licensed Technology

                              ORCHID BIOSCIENCES

CASE NO.  DISCLOSURE DATE                TITLE                  STATUS   OWNER           REMARKS           CLIENT     LICENSE INFO
 11404           10/12/93  Sensors In Microwell Immuno Assay   Combined  DSRC   Combined into 11402        ORCHI   Orchid and SKB
                           Plate For One Step Assays And For                                                       have licenses
                           Improved Automation Of
                           Pharmaceutical Testing
 11512            3/11/94  Solid-Phase Oligonucleotide         Combined  DSRC   Combined into 11402        ORCHI   Orchid and SKB
                           Synthesis Approaches Adapted For                                                        have licenses
                           Planar, Computer Controlled
                           Devices For Incorporation Into
                           Microlab
 11561            5/18/94  Pulsed Pneumatic Reaction            Closed   DSRC                               NONE   None
                           Dispenser
 11576            6/16/94  Synthesis On Pad Array, MicroLab     Closed   DSRC                               NONE   None
                           Technology
 11577            6/15/94  Electrode Geometries And Channel    Combined  DSRC   Combined into 11402        ORCHI   Orchid and SKB
                           Cross-Over Designs For                                                                  have licenses
                           Low-Voltage, High-Field,
                           Combinatorial Synthesis On
                           MicroLab
 11637            9/30/94  Structure And Manufacturing           Sold    ORCHI  11749 & 11746 combined     ORCHI   Sarnoff has a
                           Method For A Miniature Laboratory                    into this case portions            license outside
                           Reactor System                                       combined into 11402G;              FOU; SKB has a
                                                                                Orchid accepts                     license
                                                                                responsibility 11/10/99
 11638            10/3/94  Sarnoff MicroChemlab Array Series   Combined  DSRC   Combined into 11402        ORCHI   Orchid and SKB
                           For Parallel Clinical Diagnostics                                                       have licenses
                           And Screening
 11644           10/12/94  MicroChemlab Array Using Ceramic     Closed   DSRC                              ORCHI   Orchid and SKB
                           Technology                                                                              have licenses
 11717            1/24/95  Electrohydrodynamic Pump For         Filed    DSRC   See 11752 and 11760        ORCHI   Orchid and SKB
                           MicroLab Fluid Transport                                                                have licenses
 11740            2/21/95  Method Of Inhibiting                 Filed    DSRC   11759 combined into this   ORCHI   Orchid and SKB
                           Cross-Contamination In Fluids Of                     case; also combined into           have licenses
                           Combinatorial Chemistry Device                       11402G
 11745            2/24/95  Stable Miniaturized Reaction        Combined  DSRC   Combined into 11402G       ORCHI   Orchid and SKB
                           Cassette                                                                                have licenses
 11746            2/24/95  Fluid Control Using Thermally       Combined  DSRC   Combined into 11402G       KEMSY   None
                           Non-Isotropic Elements (AL this
                           title changed from disclosure
                           page check page 2)
 11747            2/24/95  Immobilization Of Synthetic         Combined  DSRC   Combined into 11402G       ORCHI   Orchid and SKB
                           Intermediates And Products                                                              have licenses
 11748            2/24/95  Miniaturized Synthesis Cassette      Closed   DSRC                              ORCHI   Orchid and SKB
                           Suitable For Standard Assay                                                             have licenses
                           Methods
 11749            2/24/95  Miniature Laboratory Reactor        Combined  DSRC   Combined into 11402G       ORCHI   Orchid and SKB
                           System With On-Board Mechanical                                                         have licenses
                           Pumping
 11752            2/28/95  A Combined                          Combined  DSRC   Combined into 11717        ORCHI   Orchid and SKB
                           Electrohydrodynamic-                                                                    have licenses
                           Electroosmotic Pump For MicroLab
                           Fluid Transport
 11759             3/3/95  Method Of Inhibiting                Combined  DSRC   Combined into 11740 and    ORCHI   Orchid and SKB
                           Cross-Contamination In Fluids Of                     11402G                             have licenses
                           Combinatorial Chemistry Device
 11760             3/9/95  Electronic Fluid Flow Control For   Combined  DSRC   Combined into 11717        ORCHI   Orchid and SKB
                           Electrohydrodynamic And                                                                 have licenses
                           Electro-Osmotic Pumps
 11761            3/13/95  Single-Site Small-Scale Bio-Assay   Combined  DSRC   Combined into 11772         NIST   U.S. GOV. has a
                           System                                                                                  license
 11762            3/14/95  Microlab Intercavity Barrier         Closed   DSRC                              ORCHI   Orchid and SKB
                                                                                                                   have licenses

                              ORCHID BIOSCIENCES

CASE NO.  DISCLOSURE DATE                TITLE                  STATUS   OWNER           REMARKS           CLIENT     LICENSE INFO
 11772             4/4/95  A Miniaturized Reagent               Filed    DSRC   11761, 11845, 11850 &       NIST   U.S. GOV. has a
                           Distribution And Chemical                            11851 combined into this           license
                           Reaction Laboratory, A                               case
                           MicroLaboratory On A Disk
 11785            4/13/95  Etched Glass Immobilization Layers  Combined  DSRC   Combined into 11402G       ORCHI   Orchid and SKB
                                                                                                                   have licenses
 11845             6/8/95  Source For Rapid Thermal Cycling    Combined  DSRC   Combined into 11772         NIST   U.S. GOV. has a
                           Of PCR                                                                                  license
 11850            6/20/95  Thin-Walled Reaction Cell System    Combined  DSRC   Combined into 11772         NIST   U.S. GOV. has a
                                                                                                                   license
 11851            6/20/95  Thermoelectric Fast Temperature     Combined  DSRC   Combined into 11772         NIST   U.S. GOV. has a
                           Cycler                                                                                  license
 11865            7/11/95  Field Assisted Glass-To-Glass        Filed    DSRC                              ORCHI   Orchid and SKB
                           Sealing                                                                                 have licenses
 11895             9/6/95  Multi-Channel PCR Cassette           Filed    DSRC   11899 & 11967 combined      NIST   U.S. GOV. has a
                                                                                into this case                     license
 11899            9/11/95  Valves And Pumps For                Combined  DSRC   Combined into 11895         NIST   U.S. GOV. has a
                           Multi-Channel PCR Cassette                                                              license
 11904            9/19/95  Novel Magnetic System To             Filed    DSRC   See 11906                   NIST   U.S. GOV. has a
                           Transport, Stir And Hold Magnetic                                                       license
                           Beads
 11906            9/21/95  Multipole Magnetic System To        Combined  DSRC   Combined into 11904         NIST   U.S. GOV. has a
                           Transport, Stir and Hold Magnetic                                                       license
                           Beads
 11937           10/17/95  Pushing Actuator                     Closed   U.S.                               NIST   Sarnoff has a
                           ("Pushuator")/Floppy Cassette                                                           license
                           Approach To Microlab
 11947           10/23/95  Electrode Formation For Core        Combined  DSRC   Combined into 11948        ORCHI   Orchid and SKB
                           Cassette Pumps                                                                          have licenses
 11948           10/23/95  Method For Forming Protruding         Sold    ORCHI  See 11947; Orchid          ORCHI   Sarnoff has a
                           Electrodes For Core Cassette Pumps                   accepts responsibility             license outside
                                                                                11/10/99                           FOU; SKB has a
                                                                                                                   license
 11967            11/3/95  Valves And Pumps For                Combined  DSRC   Combined into 11895         NIST   U.S. GOV. has a
                           Multi-Channel PCR Cassette                                                              license
 11984           11/17/95  Model For Electrohydrodynamic       Combined  DSRC   Combined into 11402G and   ORCHI   Orchid and SKB
                           (EHD) Pumping of Non-Aqueous                         11717A                             have licenses
                           Fluids
 12017           12/21/95  DNA Detection System Using Fiber    Combined  DSRC   Combined into 11895         NIST   U.S. GOV. has a
                           Bundle                                                                                  license
 12024            1/10/96  Redundant Nucleotide String          Filed    DSRC   12025, 12028 and 12029      NIST   U.S. GOV. has a
                           Identification Of Genes                              combined into this case            license
 12025            1/10/96  A DNA Sequencing Method Based       Combined  DSRC   Combined into 12024         NIST   U.S. GOV. has a
                           Upon Sequential Addition And                                                            license
                           Determination of Nucleotides
 12028            1/11/96  A Method For Determination Of Non   Combined  DSRC   Combined into 12024         NIST   U.S. GOV. has a
                           Redundant Strings At 3' Ends Of                                                         license
                           Expressed Genes
 12029            1/11/96  A Novel Method For Determination    Combined  DSRC   Combined into 12024         NIST   U.S. GOV. has a
                           Of DNA Sequence at 3' Ends Of                                                           license
                           Expressed Genes
 12034            1/17/96  Advanced Detection Approaches For     Sold    ORCHI  Orchid accepts             ORCHI   Licenses granted
                           Screening, Genomics, And                             responsibility 11/10/99            in MicroLab
                           Diagnostics                                                                             technology;
                                                                                                                   Sarnoff has a
                                                                                                                   license outside
                                                                                                                   FOU
 12038            1/18/96  R/Nase/S1 Nuclease Protection        Filed    DSRC   12046-12048 and             NIST   U.S. GOV. has a
                           Assays With Oligonucleotides                         12052-12057 combined               license
                           Synthesized In Vitro In the                          into this case
                           Orchid/MicroLab Format
 12043            1/22/96  Silicon Fitments For Microlab        Closed   U.S.                               NIST   Sarnoff has a
                           Cassettes                                                                               license
 12044            1/22/96  Assuring Performance Of Toridal      Closed   U.S.                               NIST   Sarnoff has a
                           Reservoirs In Microlab Cassettes                                                        license
                           By Preferred Choices Of Geometry
 12045            1/24/96  Application Of An Atomic Force       Closed   DSRC                              ORCHI   Orchid and SKB
                           Microscope As A Tool Of Bioassays                                                       have licenses

                                    Page 2

                              ORCHID BIOSCIENCES

CASE NO.  DISCLOSURE DATE                TITLE                  STATUS   OWNER           REMARKS           CLIENT     LICENSE INFO
 12046            1/24/96  Use Of A Nucleic Acid Array For     Combined  DSRC   Combined into 12038         NIST   U.S. GOV. has a
                           Analysis Of Multiple Nucleic                                                            license
                           Acids By Nuclease Protection
 12047            1/24/96  An Immobilized Nucleic Acid         Combined  DSRC   Combined into 12038         NIST   U.S. GOV. has a
                           Nuclease Protection Assay                                                               license
 12048            1/24/96  Use Of An Oligonucleotide Array     Combined  DSRC   Combined into 12038         NIST   U.S. GOV. has a
                           For Gene Expression Analysis By                                                         license
                           Nuclease Protection Assay
 12049            1/24/96  Application Of Repetitive            Filed    DSRC   12288, 12342, 12353 and     NIST   U.S. GOV. has a
                           Sequences For Human Genomic DNA                      12364 combined into this           license
                           Target Capture                                       case
 12050            1/24/96  Application Of Chemical              Filed    DSRC   12051, 12118, 12127,        NIST   U.S. GOV. has a
                           Denaturation To Nucleic Acid                         12140 AND 12161 combined           license
                           Amplification                                        into this case
 12051            1/26/96  Automated System For                Combined  DSRC   Combined into 12050         NIST   U.S. GOV. has a
                           Amplification Of Nucleic Acids                                                          license
 12052            1/26/96  DNA/RNA Sequencing By Nuclease      Combined  DSRC   Combined into 12038         NIST   U.S. GOV. has a
                           Protection Assay                                                                        license
 12053            1/26/96  Oligonucleotides Probes             Combined  DSRC   Combined into 12038         NIST   U.S. GOV. has a
                           Consisting Of PolyT Tail And                                                            license
                           Contiguous Nucleotides For
                           Nuclease Protection
 12054            1/26/96  Solution Nuclease Protection        Combined  DSRC   Combined into 12038         NIST   U.S. GOV. has a
                           Assay Followed By Capture And                                                           license
                           Detection Of Protected Probes
 12055            1/26/96  Use Of A Nuclease Resistant         Combined  DSRC   Combined into 12038         NIST   U.S. GOV. has a
                           Linker For Oligonucleotide                                                              license
                           Immobilization For Use In
                           Nuclease Protection Assay
 12056            1/26/96  A Rotating Cylinder Containing      Combined  DSRC   Combined into 12038         NIST   U.S. GOV. has a
                           Oligonucleotide Array For                                                               license
                           Nuclease Protection Assay And
                           Analysis Of A Large Number Of
                           Nucleic Acids Thereby
 12057            1/26/96  A Method For Optimizing             Combined  DSRC   Combined into 12038         NIST   U.S. GOV. has a
                           Sensitivity Of Oligonucleotide                                                          license
                           Array For Nuclease Protection
                           Assay For Different Levels Of
                           Target Nucleic Acids
 12078            2/14/96  Oligonucleotide Ligation Assay      Combined  DSRC   Combined into 12081         NIST   U.S. GOV. has a
                           Using Energy-Transfer Fluorescent                                                       license
                           Dyes
 12081            2/16/96  Coupled Transcription-Litigation     Filed    DSRC   12078 combined into this    NIST   U.S. GOV. has a
                           Amplification System                                 case                               license
 12087            2/19/96  Compound Apportioning System          Sold    ORCHI  Orchid accepts              NONE   Sarnoff has a
                                                                                responsibility 11/10/99            license outside
                                                                                                                   FOU
 12092            2/21/96  Improved Actuator For Microlab       Closed   U. S.                              NIST   Sarnoff  has a
                           Valves                                                                                  license
 12098            2/23/96  Nanoscale Formats For Massively       Sold    ORCHI  12119 and 12124 were       ORCHI   Sarnoff has a
                           Parallel Chemistry Experiments                       combined into this case;           license outside
                                                                                Orchid accepts                     FOU; SKB has a
                                                                                responsibility 11/10/99            license
 12101            2/27/96  Ultra-High Throughput Screening     Combined  DSRC   Combined into 12034         NONE   Orchid has a
                           Of Natural And Synthetic Product                                                        license  - see SB
                           Libraries For Pharmaceutical                                                            Development
                           Discovery                                                                               Agreement
 12118            3/12/96  Automated System For Chemical       Combined  DSRC   Combined into 12050         NIST   U.S. GOV. has a
                           Amplification Of Nucleic Acids                                                          license
 12119            3/11/96  Architectural And Operational       Combined  DSRC   Combined into 12098        ORCHI   Orchid and SKB
                           Aspects Of Wells And Fluid Supply                                                       have licenses
                           Features For Biochemical
                           Microprocessors

                                    Page 3

                              ORCHID BIOSCIENCES

CASE NO.  DISCLOSURE DATE                TITLE                  STATUS   OWNER           REMARKS           CLIENT     LICENSE INFO
 12120            3/13/96  Automated Biological Sample           Sold    ORCHI  Orchid accepts              NIST   U.S. GOV. has a
                           Preparation System                                   responsibility 11/10/99            license; Sarnoff
                                                                                                                   has a license
                                                                                                                   outside FOU
 12124            3/18/96  Architectural And Fluid-Transfer    Combined  DSRC   Combined into 12098        ORCHI   Orchid and SKB
                           Operational Details Of                                                                  have licenses
                           Biochemical Microprocessor
                           Cassettes
 12127            3/20/96  Integrated Automated System For     Combined  DSRC   Combined into 12050         NIST   U.S. GOV. has a
                           Nucleic Acid Diagnostics                                                                license
 12131            3/22/96  An Improved Modified Capillary       Closed   DSRC                               NONE   None
                           Solute Transfer Method

 12140            3/28/96  Automated System For Isothermal     Combined  DSRC   Combined into 12050         NIST   U.S. GOV. has a
                           Amplification                                                                           license
 12156             4/5/96  Fabrication Of A Complex Geometry   Combined  DSRC   Combined into 12098        ORCHI   Orchid and SKB
                           Gasket Layer                                                                            have licenses
 12160             4/9/96  Microfluidic Systems Approach For   Combined  DSRC   Combined into 12050  and    NIST   U.S. GOV. has a
                           Nucleic Acid Amplification                           12081                              license
 12161            4/11/96  Electrostatic Denaturation Of       Combined  DSRC   Combined into 12050         NIST   U.S. GOV. has a
                           Nucleic Acids During Isothermal                                                         license
                           Amplification
 12162            4/11/96  A Method For Generating Padlock      Filed    DSRC   12163 combined into this    NIST   U.S. GOV. has a
                           Probes Using Oligonucleotides                        case                               license
                           That Are Labeled With Biotin On
                           Both 5' and 3' Ends
 12163            4/11/96  A Method For Specific Nucleic       Combined  DSRC   Combined into 12162         NIST   U.S. GOV. has a
                           Acid Detection And Signal                                                               license
                           Amplification Using Padlock Probes
 12169            4/15/96  Die Stop For Heat Sealing            Closed   U.S.                               NIST   Sarnoff has a
                                                                                                                   license
 12181            4/18/96  A Method For Increasing The          Closed   U.S.                               NIST   U.S. GOV. has a
                           Sensitivity Of Detection Of                                                             license
                           Double Strand DNA By
                           Hybridization Through Treatment
                           With Lambda Exonclease
 12189            4/24/96  Electrokinetic Actuator For Fluid     Sold    ORCHI  Incorporates 12270;        ORCHI   Sarnoff has a
                           Delivery And Control                                 Orchid accepts                     license outside
                                                                                responsibility 11/10/99            FOU; SKB has a
                                                                                                                   license
 12194            4/29/96  Integrated Microfluidic System       Closed   U. S.  Sent to Orchid 8/98;        NIST   U.S. GOV. has a
                           For Real Time Monitoring Of                          Requested extension                license; Sarnoff
                           Amplification                                        until 11/30/98; Orchid             has a license
                                                                                not interested 9/30/98;            outside FOU
                                                                                SPS sent notice 10/5/98;
                                                                                Sent to US GOV; Sarnoff
                                                                                has a license back
 12223            5/24/96  Microlens Arrays To Assist Assay     Closed   DSRC                              ORCHI   Orchid and SKB
                           And Detection In Biochemical                                                            have licenses
                           Microcomputers
 12224            5/24/96  Back Fill System To Prevent Air      Closed   U. S.  Sent to Orchid 8/98;        NIST   U.S. GOV. has a
                           Contamination In An Automated                        Requested extension                license; Sarnoff
                           Chemistry Cartridge                                  until 11/30/98; Orchid             has a license
                                                                                will not pursue                    outside FOU
                                                                                (10/26/98); SPS sent
                                                                                notice 10/29/98; Sent to
                                                                                US GOV; Sarnoff has a
                                                                                license back
 12225            5/24/96  Mg Sample Introduction System For    Closed   U. S.  Sent to Orchid 8/98;        NIST   U.S. GOV. has a
                           Automated Chemistry Cassettes                        Requested extension                license; Sarnoff
                                                                                until 11/30/98; Orchid             has a license
                                                                                will not pursue                    outside FOU
                                                                                10/26/98; SPS sent
                                                                                notice 10/29/98; Sent to
                                                                                US GOV; Sarnoff has a
                                                                                license back

                                    Page 4

                              ORCHID BIOSCIENCES

CASE NO.  DISCLOSURE DATE                TITLE                  STATUS   OWNER           REMARKS           CLIENT     LICENSE INFO
 12226            5/28/96  Quantitative Distribution Of Test    Closed   DSRC                               NONE   None
                           Compounds For Assay/Screening
 12233             6/5/96  Effects of Dopants In                Filed    DSRC   CIP of 11717A              ORCHI   Orchid and SKB
                           Eletrohydrodynamic (EHD) Pumping                                                        have licenses
                           Of Organic Chemicals
 12244            6/19/96  Enhancement Of The Sensitivity Of    Filed    ORCHI  Orchid filed Provisional    NIST   U.S. GOV. has a
                           Solution Concentration                               11/30/98                           license; Sarnoff
                                                                                                                   has a license
                                                                                                                   outside FOU
 12245            6/20/96  Microlab Unified Block Concept       Closed   U.S.                               NIST   U.S. GOV. has a
                                                                                                                   license
 12246            6/20/96  Microlab Valve Actuator Shim         Closed   U.S.                               NIST   U.S. GOV. has a
                                                                                                                   license
 12254             7/1/96  Method To Purge And Wash Fluid      Combined  DSRC   Combined into 12385        ORCHI   Orchid and SKB
                           Feeds In Orchid mfluidic Devices                                                        have licenses
 12269            7/12/96  Sub-Miniature Electronically         Closed   DSRC                               NONE   None
                           Controlled Fluidic Pumps And
                           Valves
 12270            7/12/96  Universal Electrokinetic Fluid      Combined  DSRC   Combined into 12189 and     NONE   None
                           Pump                                                 filed
 12278            7/23/96  Microlab Compliant Fill Concept      Closed   U.S.                               NIST   U.S. GOV. has a
                                                                                                                   license
 12283            7/24/96  Improved Method For Anodic           Closed   DSRC                              ORCHI   Orchid and SKB
                           Bonding - Moving Electrodes                                                             have licenses
 12288             8/2/96  Denaturing DNA By Capacitive          Sold    ORCHI  Orchid accepts              NIST   U.S. GOV. has a
                           Charging                                             responsibility 11/10/99            license; Sarnoff
                                                                                                                   has a license
                                                                                                                   outside FOU
 12290             8/6/96  Microlab Seal Separator              Closed   U.S.                               NIST   U.S. GOV. has a
                                                                                                                   license
 12302            8/19/96  Wash Liquid Control In A Sealed      Closed   U.S.                               NIST   U.S. GOV. has a
                           Cassette                                                                                license
 12303            8/19/96  Sample Injection System For Blue     Closed   U. S.  Sent to Orchid 8/98;        NIST   U.S. GOV. has a
                           Chip Cassettes                                       Requested extension                license; Sarnoff
                                                                                until 11/30/98; 12304              has a license
                                                                                combined into this case;           outside FOU
                                                                                Orchid will not pursue
                                                                                9/30/98; SPS notified
                                                                                10/29/98; Sent to US
                                                                                GOV; Sarnoff has a
                                                                                license back
 12304            8/19/96  Septum Needle Containment            Closed   U. S.  Was combined into 12303;    NIST   Sarnoff has a
                                                                                SPS notified of no                 license
                                                                                filing 11/20/98; Orchid
                                                                                not interested 7/23/99
 12317             9/3/96  A Method For Performing              Filed    DSRC   See 12091 includes 12367   DARPA   U.S. GOV. has a
                           Ligation-Mediated Amplification                                                         license
                           Which Is Suitable For The
                           Microscale Volumes
 12326            9/17/96  Microlab Sample Transfer Plate       Closed   DSRC   Filed as a Provisional      NONE   None
                                                                                12/3/96
 12328            9/18/96  Chemical Transport Capillary Wick    Closed   DSRC                               NONE   None
                           Array
 12331            9/19/96  Method For Apportioning Fluids       Closed   DSRC   Combined into 12328;        NONE   None
                           For Nanoscale Screening                              12328 became inactivated
 12337            10/2/96  Electrokinetic Pumping Of Highly     Filed    DSRC                              ORCHI   Orchid and SKB
                           Conductive Fluids That Undergo                                                          have licenses
                           Electrochemistry Using Asymmetric
                           Pulse Excitation
 12339            10/4/96  A Method For Capture Of Organisms    Filed    DSRC   See 12091; 12537           DARPA   U.S. GOV. has a
                           For Subsequent Biochemical                           combined into this case            license
                           Processing

                                    Page 5

                              ORCHID BIOSCIENCES

CASE NO.  DISCLOSURE DATE                TITLE                  STATUS   OWNER           REMARKS           CLIENT     LICENSE INFO
 12342            10/9/96  A Microfluidics-Enabled             Combined  DSRC   Combined into 12049        DARPA   U.S. GOV. has a
                           Hybridization And Detection                                                             license
                           Chamber For Multiple Analyte
                           Detection
 12348           10/14/96  Fluid Flow Sensor For Fluidic        Closed   ORCHI  Was combined into 12560;   ORCHI   Sarnoff has a
                           Systems                                              Orchid not interested in           license outside
                                                                                this disclosure (1/99)             FOU; SKB has a
                                                                                                                   license
 12354           10/17/96  Direct Feed Of Fluid From           Combined  DSRC   Provisional filed and      ORCHI   Orchid and SKB
                           Distribution Channels Into                           abandoned; No 111(a)               have licenses
                           Reaction Wells                                       filed; Combined into
                                                                                12560; Orchid not
                                                                                interested 10/26/98
 12359           10/18/96  Grit-Blast Pretreatment Of Glass     Closed   DSRC                              ORCHI   Orchid and SKB
                           Surface For Laser Drilling                                                              have licenses
                           Process Improvement
 12364           10/18/96  Microfluidic Enabled                Combined  DSRC   Combined into 12049         NIST   U.S. GOV. has a
                           Sequence-Specific Enrichment                                                            license
                           System
 12365           10/18/96  Flow Break In Microfluidic            Sold    ORCHI  Orchid accepts             DARPA   U.S. GOV. has a
                           Channels Induced By Bubble                           responsibility 11/10/99            license; Sarnoff
                           Formation                                                                               has a license
                                                                                                                   outside FOU
 12366           10/18/96  Microcassette Fluidics Design To     Closed   DSRC                              ORCHI   Orchid and SKB
                           Permit Well Size Reduction And                                                          have licenses
                           Center-To-Center Pitch Reduction
                           (Densification)
 12367           10/22/96  Methods And Strategies For          Combined  DSRC   Combined into 12317        DARPA   U.S. GOV. has a
                           Microfluidics-Enabled Target                                                            license
                           Amplification
 12368           10/23/96  Use Of Magnetic Beads In              Sold    ORCHI  Orchid accepts             DARPA   U.S. GOV. has a
                           Microfabricated Devices                              responsibility 11/10/99            license; Sarnoff
                                                                                                                   has a license
                                                                                                                   outside FOU
 12375           10/28/96  Low Fluid Flow Resistance            Closed   ORCHI  Was combined into 12560;   ORCHI   Sarnoff has a
                           Reaction Cell                                        Orchid not interested in           license outside
                                                                                this disclosure (1/99)             FOU; SKB has a
                                                                                                                   license
 12385            10/4/96  Liquid Distribution System            Sold    ORCHI  Orchid accepts             ORCHI   Sarnoff has a
                                                                                responsibility 11/10/99            license outside
                                                                                                                   FOU; SKB has a
                                                                                                                   license
 12400           11/14/96  Method And Apparatus To Amplify       Sold    ORCHI  Orchid filed Provisional    NIST   U.S. GOV. has a
                           DNA                                                  11/30/98; Orchid not               license; Sarnoff
                                                                                filing 111(a) per AH               has a license
                                                                                11/19/99                           outside FOU
 12415           11/27/96  Turbine Pumped/Electrostatic         Closed   U. S.  Sent to Orchid 8/98;       DARPA   U.S. GOV. has a
                           Capture Air Sampler                                  Requested extension                license; Sarnoff
                                                                                until 11/30/98; Orchid             has a license
                                                                                will not pursue 9/30/98;           outside FOU
                                                                                Notice to SPS sent
                                                                                10/5/98; Sent to US GOV;
                                                                                Sarnoff has a license
                                                                                back
 12433           12/13/96  An Electrostatic Fluid Control        Sold    ORCHI  Filed by Orchid            ORCHI   Sarnoff and SKB
                           And Detecting Structure                                                                 have licenses
                                                                                                                   outside FOU
 12439           12/19/96  Integrated Planar EO And/Or EHD      Closed   U. S.  Sent to Orchid 8/98;       DARPA   U.S. GOV. has a
                           Pumps And Electromagnet Separator                    Requested extension                license; Sarnoff
                                                                                until 11/30/98; Orchid             has a license
                                                                                will not pursue 9/30/98;           outside FOU
                                                                                Notice to SPS sent
                                                                                10/5/98; Sent to US GOV;
                                                                                Sarnoff has a license
                                                                                back
 12441           12/17/96  Organic Synthesis In A               Closed   ORCHI  Sent to Orchid 8/98;       ORCHI   Sarnoff has a
                           Microfabricated Fluidic Array                        Orchid will file (11/98)           license outside
                           Structure                                                                               FOU; SKB has a
                                                                                                                   license

                                    Page 6

                              ORCHID BIOSCIENCES

CASE NO.  DISCLOSURE DATE                TITLE                  STATUS   OWNER           REMARKS           CLIENT     LICENSE INFO
 12451            1/10/97  System For Delivering Reagents In     Sold    ORCHI  Orchid accepts             ORCHI   Sarnoff has a
                           Quantitative Volumes In                              responsibility 11/10/99            license outside
                           Microscale Devices                                                                      FOU
 12458            1/15/97  Self-Sealing High Aspect Ratio       Closed   ORCHI  Sent to Orchid 8/98;       ORCHI   Sarnoff has a
                           Reaction And/Or Assay Well Plates                    Orchid not interested              license outside
                           Made Of Silicone Elastomers                          10/26/98                           FOU; SKB has a
                                                                                                                   license
 12485             2/6/97  Direct Liquid Capture And            Filed    ORCHI  Orchid filed Provisional   DARPA   U.S. GOV. has a
                           Separation Of Airborne Particles                     11/30/98; Orchid will              license; Sarnoff
                                                                                not file a 111(a) per AH           has a license
                                                                                11/19/99; SPS notified             outside FOU
                                                                                11/22/99
 12491            2/10/97  Active Apportionment System Using    Closed   ORCHI  Sent to Orchid 8/98;       ORCHI   Sarnoff has a
                           Electronically Switched Membrane                     Orchid will not file and           license outside
                                                                                will send to SKB                   FOU; SKB has a
                                                                                (11/11/98)                         license
 12496            2/14/97  A Microfluidics-Based Device For      Sold    ORCHI  Orchid filed Provisional   DARPA   U.S. GOV. has a
                           DNA Target Amplification                             3/18/99; Orchid will not           license; Sarnoff
                                                                                file a 111(a) per AH               has a license
                                                                                11/19/99; SPS notified             outside FOU
                                                                                11/22/99
 12500            2/19/97  DNA Direct III Sample Preparation    Closed   U. S.  Sent to Orchid 8/98;        NIST   U.S. GOV. has a
                           Cassette                                             Requested extension                license; Sarnoff
                                                                                until 11/30/98; Orchid             has a license
                                                                                will not pursue 9/30/98;           outside FOU
                                                                                Notice to SPS sent
                                                                                10/5/98; Sent to US GOV;
                                                                                Sarnoff has a license
                                                                                back
 12504            2/19/97  Microfluidic Enabled Sample          Closed   ORCHI  Sent to Orchid 8/98;        NONE   Sarnoff has a
                           Preparation                                          Orchid will not file               license outside
                                                                                (11/98)                            FOU
 12508            2/20/97  High Density Array Bead              Closed   DSRC                              ORCHI   Orchid and SKB
                           Transporter                                                                             have licenses
 12511            2/21/97  A Novel Electrode For Improved       Closed   ORCHI  Sent to Orchid 8/98;       ORCHI   Sarnoff has a
                           Anodic Bonding                                       Orchid will not file and           license outside
                                                                                will send to SKB (11/98)           FOU; SKB has a
                                                                                                                   license
 12514            2/25/97  mMass Fluid Flow Controller For      Closed   ORCHI  Sent to Orchid 8/98;       ORCHI   Sarnoff has a
                           Integrated Planar mFluidic Systems                   Orchid not interested              license outside
                                                                                10/26/98                           FOU; SKB has a
                                                                                                                   license
 12519             3/3/97  Novel Point/Ring Vertical EHD        Filed    DSRC                              ORCHI   Orchid and SKB
                           Pump Integrated With Capillary                                                          have licenses
                           Stop Or Break
 12520             3/4/97  Fluid Delivery To Multiple Cells      Sold    ORCHI  12546 combined into this   ORCHI   Sarnoff has a
                           In A  mFabricated Array Structure                    case; Sent to Orchid               license outside
                           Using A Transient Pressure Head                      8/98; Filed by Orchid              FOU; SKB has a
                                                                                7/9/99                             license
 12523             3/5/97  mFluidic Array Printer               Filed    DSRC                               NONE   None
 12524            3/15/97  Microfluidic Printer Cartridge       Filed    DSRC                               NONE   None
 12528            3/11/97  Microfluidic Printer                Combined  DSRC   Combined into 12590         NONE   None
 12531            3/13/97  Back Flow Stop Valve To Prevent      Closed   DSRC                              ORCHI   Orchid and SKB
                           Contamination In An Array Of                                                            have licenses
                           Reaction Wells
 12532            3/13/97  Hard Copy Media Activated By        Combined  DSRC   Combined into 12523         NONE   None
                           Physical Phenomena
 12536            3/19/97  Chemical Synthesis In A Chip         Closed   ORCHI  Orchid not interested      ORCHI   Sarnoff has a
                           Format 1: Reagent Characterization                   10/26/98                           license outside
                                                                                                                   FOU; SKB has a
                                                                                                                   license
 12537            3/19/97  Bacteria Capture In A               Combined  DSRC   Combined into 12339        DARPA   U.S. GOV. has a
                           Microfabricated Device                                                                  license
 12539            3/19/97  Integrated Optical Detector For      Closed   ORCHI  Sent to Orchid 8/98;       ORCHI   Sarnoff has a
                           mFluidic Systems Using Planar                        Orchid will not file and           license outside
                           Optical Waveguide                                    will send to SKB (11/98)           FOU; SKB has a
                                                                                                                   license
 12540            3/20/97  Device To Increase Optical           Closed   ORCHI  Sent to Orchid 8/98;        NONE   Sarnoff has a
                           Pathlength For UV                                    Still being reviewed by            license outside
                           Absorbance-Based Permeability                        Orchid (11/98); Orchid             FOU
                           Measurement                                          will not pursue 1/99

                                    Page 7

                              ORCHID BIOSCIENCES

CASE NO.  DISCLOSURE DATE                TITLE                  STATUS   OWNER           REMARKS           CLIENT     LICENSE INFO
 12543            3/24/97  Combinatorial Chemistry On A         Closed   ORCHI  Sent to Orchid 8/98;       ORCHI   Sarnoff has a
                           Chip: Catalysis                                      Orchid not interested              license outside
                                                                                10/26/98                           FOU; SKB has a
                                                                                                                   license
 12544            3/27/97  Horizontal Capillary Break And      Combined  DSRC   Combined into 12385        ORCHI   Orchid and SKB
                           Method To Reset It Using Gas                                                            have licenses
                           Pressure Supplied By A Gas
                           Distribution Network
 12546            3/31/97  All Direct Feed Synthesis System:   Combined  DSRC   Combined into 12520        ORCHI   Orchid and SKB
                           Applications To Peptides And                                                            have licenses
                           Oligonucleotides
 12548             4/2/97  Solution-Phase Combinatorial         Closed   ORCHI  Sent to Orchid 8/98;       ORCHI   Sarnoff has a
                           Chemistry In The Orchid Synthesis                    Orchid will file (11/98)           license outside
                           System                                                                                  FOU; SKB has a
                                                                                                                   license
 12556            4/22/97  Syringe Pump Sample Prep System      Filed    DSRC   Sent to Orchid 8/98;        NIST   U.S. GOV. has a
                                                                                Requested extension                license;
                                                                                until 11/30/98; Orchid             Intelecast Ex. C,
                                                                                will not pursue                    Licensed
                                                                                10/26/98; Notice sent to           Technologies,
                                                                                SPS 10/29/98; Sent to US           Non-Exclusive,
                                                                                GOV; Sarnoff has a                 Non-Compete
                                                                                license back; Sarnoff
                                                                                files a Provisional
                                                                                11/4/98; 12824P combined
                                                                                into this 111(a)
 12560            4/25/97  Input Configuration For              Closed   ORCHI  Sent to Orchid 8/98;       ORCHI   Sarnoff has a
                           "Capillary Reset" Gas                                Orchid not interested              license outside
                                                                                10/26/98                           FOU; SKB has a
                                                                                                                   license
 12562            4/28/97  A Novel Screening Approach For       Closed   ORCHI  12650 combined into this    NONE   Sarnoff has a
                           Drug Discovery: Cell Culture                         case; Sent to Orchid               license outside
                           Microarray                                           8/98; Orchid will not              FOU
                                                                                file (11/98)
 12564            4/28/97  Passive And Active Matrix            Filed    DSRC                               NONE   None
                           Multi-Element Print Heads
 12572            5/12/97  Electrohydrodynamic Pumping Of       Closed   DSRC                               NONE   None
                           Pigment Dispersions In Organic
                           Solvents
 12590            5/21/97  Microfluidic Area Array Printer      Filed    DSRC   Provisional filed 9/29/97   NONE   None
 12646            7/17/97  Microfluidics Enabled, Massively     Closed   ORCHI  Sent to Orchid 8/98;        NONE   Sarnoff has a
                           Parallel, Gene Expression                            Still being reviewed by            license outside
                           Analysis System                                      Orchid (11/98); Orchid             FOU
                                                                                will not pursue 1/99
 12650            7/25/97  A Device For Characterizing The     Combined  DSRC   Combined into 12562         NONE   None
                           Bacterial Uptake Of A Drug
                           Compound By Using The Bacteria As
                           A Chromotography Column Medium
 12656            7/30/97  Stabilized Electro-Osmotic           Closed   U.S.   Sent to Orchid 8/98;       DARPA   U.S. GOV. has a
                           Micropump                                            Orchid will handle                 license; Sarnoff
                                                                                10/7/98; Orchid decides            has a license
                                                                                not to file 5/99;                  outside FOU
                                                                                Notified SPS 5/99
 12658            7/31/97  Inter-Leaved uFluidic Mixer          Closed   U.S.   Sent to Orchid 8/98;       DARPA   U.S. GOV. has a
                                                                                Orchid will handle                 license; Sarnoff
                                                                                10/7/98; Orchid decides            has a license
                                                                                not to file 5/99; Sent             outside FOU
                                                                                to SPS 5/99
 12666            8/11/97  Compact Multi-Tube Ferrule           Closed   ORCHI  Sent to Orchid 8/98;       ORCHI   Sarnoff has a
                           Interconnect                                         Orchid not interested              license outside
                                                                                10/26/98                           FOU; SKB has a
                                                                                                                   license
 12668            8/13/97  An Elastomeric Plate For The         Closed   ORCHI  Combined into 12687        ORCHI   Sarnoff has a
                           Orchid Cassette Assembly                             disclosure; Orchid not             license outside
                                                                                interested 10/26/98                FOU; SKB has a
                                                                                                                   license
 12670            8/13/97  Pulsed Fluid Pumping In               Sold    ORCHI  Sent to Orchid 4/98;       DARPA   U.S. Gov. has a
                           Microfabricated Devices                              Must file by 10/8/99;              license; Sarnoff
                                                                                Orchid will handle                 has a license
                                                                                10/7/98                            outside FOU

                                    Page 8

                              ORCHID BIOSCIENCES

CASE NO.  DISCLOSURE DATE                TITLE                  STATUS   OWNER           REMARKS           CLIENT     LICENSE INFO
 12677            8/19/97  Electrohydrodynamic Trap To Seize    Closed   ORCHI  Sent to Orchid 8/98;       ORCHI   Sarnoff has a
                           Beads, Bacteria, Cells And,                          Orchid not interested              license outside
                           Dielectric Objects In Channels                       10/26/98                           FOU; SKB has a
                           And Reaction Cells in m Structures                                                      license
 12678            8/19/97  Integrated Electroosmotic Pump        Sold    ORCHI  Filed by Orchid            ORCHI   Sarnoff has a
                           And Capillary Break                                                                     license outside
                                                                                                                   FOU; SKB has a
                                                                                                                   license
 12687            8/25/97  Planer Seal Fabrication By           Closed   ORCHI  12668 combined into this   ORCHI   Sarnoff has a
                           Pattern Transfer Process                             case; Sent to Orchid               license outside
                                                                                8/98; Orchid not                   FOU; SKB has a
                                                                                interested 10/26/98                license
 12694             9/4/97  High Density Multi-Tube              Closed   ORCHI  Sent to Orchid 8/98;       ORCHI   Sarnoff has a
                           Ferrule-Less Interconnect                            Orchid not interested              license outside
                                                                                10/26/98                           FOU; SKB has a
                                                                                                                   license
 12706            9/12/97  A Method For Controlling The          Sold    ORCHI  Sent to Orchid 8/98;       DARPA   U.S. GOV. has a
                           Traffic Of Reagents Flowing                          Must file by 9/23/99;              license; Sarnoff
                           Through Channels In Microdevices                     Orchid will handle                 has a license
                           By Using Several Alternating                         10/7/98                            outside FOU
                           Phases Of Pumping
 12710            9/15/97  Check Valve For Microfluidics        Closed   U. S.  Sent to Orchid 8/98;       DARPA   Sarnoff has a
                                                                                Orchid will not pursue             license outside
                                                                                9/30/98; Notice to SPS             FOU
                                                                                sent 10/5/98; Sent to US
                                                                                GOV; Sarnoff has a
                                                                                license back
 12725           10/13/97  Interface And Back-Plane             Closed   ORCHI  Sent to Orchid 8/98;       ORCHI   Sarnoff has a
                           Interconnects For Integrated                         Orchid will file (11/98)           license outside
                           Fluidic/Optic/Electronic Devices,                                                       FOU; SKB has a
                           Micro-To-Macro Interface                                                                license
 12726           10/13/97  Matrix Electronic Addressing Of      Closed   ORCHI  Same invention as 12564    ORCHI   Sarnoff has a
                           EHD Pumps                                            of Kane (4/28/97)                  license outside
                                                                                                                   FOU; SKB has a
                                                                                                                   license
 12753            11/7/97  Fluidic Transmission Lines and        Sold    ORCHI  Filed by Orchid 7/9/99     ORCHI   Sarnoff has a
                           Waveguides:  AC Fluidics                                                                license outside
                                                                                                                   FOU
 12762           11/14/97  EHD Positional Pumping With          Closed   ORCHI  Sent to Orchid 8/98;        NONE   Sarnoff has a
                           Multiple Fluids                                      Orchid will not file               license outside
                                                                                (11/98)                            FOU
 12783           11/24/97  Chemical Reactor For Liquid And      Closed   ORCHI  Sent to Orchid 8/98;       ORCHI   Sarnoff has a
                           Solid Phase Chemistries Suitable                     Orchid will file (11/98)           license outside
                           For High Temperature And                                                                FOU
                           Pressures In Microarray Formats
 12814           12/15/97  Innovative Microfabricated           Closed   U. S.  Sent to Orchid 8/98;       DARPA   Sarnoff has a
                           Geometries To Enhance                                Orchid will not pursue             license outside
                           Microfluidic Processes, Including                    9/30/98; Notice to SPS             FOU
                           Chemical Reactions, Mixing,                          sent 10/5/98; Sent to US
                           Particle Capture And Material                        GOV; Sarnoff has a
                           Transport                                            license back
 12815           12/15/97  Entrapment Device For Particles      Closed   U. S.  Sent to Orchid 8/98;       DARPA   Sarnoff has a
                           In Micro-Fluidic Channels                            Orchid will not pursue             license outside
                                                                                9/30/98; Notice to SPS             FOU
                                                                                sent 10/5/98; Sent to US
                                                                                GOV; Sarnoff has a
                                                                                license back
 12816           12/15/97  Physical Entrapment Device            Sold    ORCHI  Sent to Orchid 8/98;       DARPA   U.S. GOV. has a
                                                                                Must file by 8/31/99;              license; Sarnoff
                                                                                Orchid will handle                 has a license
                                                                                10/7/98; Orchid will               outside FOU
                                                                                file 5/99

                                    Page 9

                              ORCHID BIOSCIENCES

CASE NO.  DISCLOSURE DATE                TITLE                  STATUS   OWNER           REMARKS           CLIENT     LICENSE INFO
 12817           12/15/97  Microfluidics-Enabled Polymerase     Closed   U. S.  Sent to Orchid 8/98;       DARPA   Sarnoff has a
                           Chain Reaction Protocol And Device                   Orchid will not pursue             license outside
                                                                                9/30/98; Notice to SPS             FOU
                                                                                sent 10/5/98; Sent to US
                                                                                GOV; Sarnoff has a
                                                                                license back
 12822           12/18/97  Microfluidic Reaction Chamber For    Closed   U.S.   Sent to Orchid 8/98;       DARPA   Sarnoff has a
                           Paramagnetic Bead Capture And                        Must file by 8/31/99;              license outside
                           Chemical Processing                                  Orchid will handle                 FOU
                                                                                10/7/98; Orchid will not
                                                                                file 5/99; Notified SPS
                                                                                5/99
 12855            1/30/98  Microfluidics Differential           Closed   ORCHI  Sent to Orchid 8/98;        NONE   Sarnoff has a
                           Display Chip                                         Still being reviewed by            license outside
                                                                                Orchid (11/98)                     FOU
 12860             2/3/98  A Microfluidic, Immobilized          Closed   U. S.  Sent to Orchid 8/98;       DARPA   Sarnoff has a
                           Enzyme Column For Replicating                        Orchid will not pursue             license outside
                           Nucleic Acid Sequences                               9/30/98; Notice to SPS             FOU
                                                                                sent 10/5/98; Sent to US
                                                                                GOV; Sarnoff has a
                                                                                license back.
 12912             3/5/98  Back And Forth, Continuous Flow,     Closed   U. S.  Sent to Orchid 8/98;       DARPA   Sarnoff has a
                           DNA Amplification                                    Orchid will not pursue             license outside
                                                                                9/30/98; Notice to SPS             FOU; SPAWAR/DAR
                                                                                sent 10/5/98; Sent to US
                                                                                GOV; Sarnoff has a
                                                                                license back.
 12959            3/26/98  Continuous Flow Ligation Rapid       Closed   U.S.   Sent to Orchid 8/98;       DARPA   U.S. GOV. has a
                           Thermal Multi-Cycle Device                           Orchid will not pursue             license; Sarnoff
                                                                                9/30/98; Notice to SPS             has a license
                                                                                sent 10/5/98; Sent to US           outside FOU
                                                                                GOV; Sarnoff has a
                                                                                license back
 12968            3/31/98  Electrohydrodynamic Switch For        Sold    ORCHI  Filed by Orchid            ORCHI   Sarnoff has a
                           Fluid Control And Delivery In                                                           license outside
                           Microfluidic Structures                                                                 FOU
 13005            4/24/98  Continuous Flow Parallel DNA          Sold    ORCHI  Sent to Orchid 8/98;       DARPA   U.S. GOV. has a
                           Amplification Microfluidic Device                    Orchid will handle                 license; Sarnoff
                                                                                10/7/98; Orchid will               has a license
                                                                                file 5/99; Must file by            outside FOU
                                                                                8/31/99
 13021             5/5/98  A Method To Fabricate                Closed   ORCHI  Sent to Orchid 8/98;        NONE   Sarnoff has a
                           Elastomer/Glass Hybrid For                           Orchid will not file               license outside
                           Microfluidics                                        (11/98)                            FOU
 13051            5/28/98  Compact Device For Nucleic Acid       Sold    ORCHI  Sent to Orchid 8/98;       DARPA   U.S. GOV. has a
                           Amplification                                        Orchid will handle                 license; Sarnoff
                                                                                10/7/98; Orchid will               has a license
                                                                                file 5/99; Must file by            outside FOU
                                                                                8/31/99
 13106             7/8/98  Indirect Electro-Pumping Of Fluids   Closed   ORCHI  Sent to Orchid 11/98;      DARPA   U.S. Gov. has a
                                                                                Orchid not pursuing                license; Sarnoff
                                                                                (3/18/99); Notified SPS            has a license
                                                                                4/16/99                            outside FOU
 13173             9/1/98  Micro-Elastomeric Seal, Rapid         Sold    ORCHI  Sent to Orchid 9/98;        NONE   Sarnoff has a
                           Production Process                                   Orchid filed 5/19/99               license outside
                                                                                                                   FOU
 13176             9/4/98  Alignment Method For Facing          Closed   ORCHI  Sent to Orchid 9/98;       ORCHI   Sarnoff has a
                           Features On Mating Items                             Orchid will not file               license outside
                                                                                (11/98); Orchid not                FOU
                                                                                interested 7/23/99
 13177             9/4/98  Method To Detect Nucleic Acid        Closed   ORCHI  Sent to Orchid 9/98;       ORCHI   Sarnoff has a
                           Sequences With Amplification                         Still being reviewed by            license outside
                           Probes In Microchannels                              Orchid (11/98); Orchid             FOU
                                                                                will not pursue 1/99

                                    Page 10

                              ORCHID BIOSCIENCES

CASE NO.  DISCLOSURE DATE                TITLE                  STATUS   OWNER           REMARKS           CLIENT     LICENSE INFO
 13184             9/8/98  Reaction Wells For Microchemistry    Closed   ORCHI  Sent to Orchid 1/14/99;    ORCHI   Sarnoff has a
                           Systems                                              Orchid will not file               license outside
                                                                                this disclosure (per               FOU
                                                                                KNash 11/29/99)
 13185             9/8/98  Electrohydrodynamic Pumping Of       Closed   ORCHI  Sent to Orchid 1/14/99     ORCHI   Sarnoff has a
                           Aqueous Solutions                                                                       license outside
                                                                                                                   FOU
 13186             9/8/98  Optimized Electrohydrodynamic        Closed   ORCHI  Sent to Orchid 1/14/99     ORCHI   Sarnoff has a
                           Pump Configuration                                                                      license outside
                                                                                                                   FOU
 13190            9/10/98  Flow Sensing By Detecting A Fluid    Closed   ORCHI  Sent to Orchid 11/98;      ORCHI   Sarnoff has a
                           Transported Pulse                                    Orchid not pursuing                license outside
                                                                                (3/18/99)                          FOU
 13191            9/10/98  Integrated Micro-Sieve Or Filter     Closed   ORCHI  Sent to Orchid 1/14/99;    ORCHI   Sarnoff has a
                           And Method To Seize Particles In                     Orchid not pursuing                license outside
                           Microfluidic Devices                                 (3/18/99)                          FOU
 13192            9/10/98  An Electrohydrodynamic Active        Closed   ORCHI  Sent to Orchid 1/14/99     ORCHI   Sarnoff has a
                           Valve To Control Fluid Flow Of                                                          license outside
                           Organic Solvents And Reagents,                                                          FOU
                           Aqueous Solution, Strong
                           Electrolytes And Hydrocarbons In
                           Microfluidic Devices
 13193            9/10/98  A Fluid Gun:  A New                  Closed   ORCHI  Sent to Orchid 1/14/99     ORCHI   Sarnoff has a
                           Electrohydrodynamic Microfluidic                                                        license outside
                           Pressure Generation Device With                                                         FOU
                           De-Coupled Charge Creation And
                           Pressure Generation Fields
 13195             9/4/98  A Device For Electronic Pumping      Closed   ORCHI  Sent to Orchid 1/14/99     ORCHI   Sarnoff has a
                           Of Aqueous Solutions                                                                    license outside
                                                                                                                   FOU
 13196            9/11/98  Cleavage System For Performing       Closed   ORCHI  Sent to Orchid 1/14/99;    ORCHI   Sarnoff has a
                           Microchemistry On A Chip                             Orchid not interested              license outside
                                                                                7/23/99                            FOU
 13197            9/11/98  Reagent Reservoir System For A       Closed   ORCHI  Sent to Orchid 1/14/99;    ORCHI   Sarnoff has a
                           Microchemistry Chip                                  Orchid not interested              license outside
                                                                                7/23/99                            FOU
 13198            9/11/98  Mechanical Alignment Method For      Closed   ORCHI  Sent to Orchid 1/14/99;    ORCHI   Sarnoff has a
                           Fluidic Microchips                                   Orchid not interested              license outside
                                                                                7/23/99                            FOU
 13199            9/11/98  High Density Valving System For      Closed   ORCHI  Sent to Orchid 1/14/99;    ORCHI   Sarnoff has a
                           Microchemistry Chip                                  Orchid not interested              license outside
                                                                                7/23/99                            FOU
 13200            9/11/98  Button Electrode For A               Closed   ORCHI  Sent to Orchid 1/14/99;    ORCHI   Sarnoff has a
                           Microchemistry Chip                                  Orchid not pursuing                license outside
                                                                                (3/18/99)                          FOU
 13201            9/14/98  A Method To Balance The Fluid         Sold    ORCHI  Filed by Orchid            ORCHI   Sarnoff has a
                           Distribution In A Network For                                                           license outside
                           Pressure Pumping                                                                        FOU
 13209            9/16/98  A Microfluidic Continuous Flow       Filed    ORCHI  Sent to Orchid 9/98;       DARPA   U.S. GOV. has a
                           Approach To Detect And Identify                      Still being reviewed by            license; Sarnoff
                           Biological Agents By Nucleic Acid                    Orchid (11/98); Orchid             has a license
                           Target Signatures                                    will pursue 1/99; Orchid           outside FOU
                                                                                filed Provisional 3/18/99
 13210            9/16/98  Use Of Caged Molecules In            Filed    ORCHI  Provisional filed by       DARPA   U.S. Gov. has a
                           Microfluidic Devices For Spatial                     Orchid 3/18/99; Orchid             license; Sarnoff
                           And Temporal Control Of Reactions                    abandons this                      has a license
                                                                                Provisional and U.S.               outside FOU
                                                                                Gov. notified 1/12/00
 13216            9/18/98  Method Of Using The Reaction Well    Closed   ORCHI  Sent to Orchid 9/98;       ORCHI   Sarnoff has a
                           Surface As The Solid Support For                     Still being reviewed by            license outside
                           Solid Phase Organic Synthesis:                       Orchid (11/98)                     FOU
                           Elimination Of The Need To Load
                           Current Forms Of Solid Supports
                           In The Orchid Well Plate

                                    Page 11

                              ORCHID BIOSCIENCES

CASE NO.  DISCLOSURE DATE                TITLE                  STATUS   OWNER           REMARKS           CLIENT     LICENSE INFO
 13217            9/18/98  Surface Chemistries For              Closed   ORCHI  Sent to Orchid 9/98;       ORCHI   Sarnoff has a
                           Applications In Microdevices                         Still being reviewed by            license outside
                                                                                Orchid (11/98); Orchid             FOU
                                                                                not interested 7/23/99
 13218            9/18/98  Cleaning System For A                Closed   ORCHI  Sent to Orchid 9/98;       ORCHI   Sarnoff has a
                           Microchemistry Chip                                  Orchid will not file               license outside
                                                                                (11/98)                            FOU
 13221            9/18/98  Electrical Isolation In              Closed   ORCHI  Sent to Orchid 1/14/99     ORCHI   Sarnoff has a
                           Microfluidic Structures                                                                 license outside
                                                                                                                   FOU
 13231            9/22/98  Microfabricated Devices For DNA      Closed   ORCHI  Sent to Orchid 1/14/99;    ORCHI   Sarnoff has a
                           Analyses Using Dynamic                               Orchid will file 2/1/99            license outside
                           Hybridization                                                                           FOU
 13234            9/25/98  Amplification Device In A High       Closed   ORCHI  Sent to Orchid 1/14/99     ORCHI   Sarnoff has a
                           Throughput, Compact, Arrayed,                                                           license outside
                           Microscale Format                                                                       FOU
 13236            9/25/98  Cleaning Of Microfluidic Chips By    Closed   ORCHI  Sent to Orchid 1/14/99;    ORCHI   Sarnoff has a
                           Vacuuming Individual Fluid Drops                     Orchid not pursuing                license outside
                                                                                (3/18/99)                          FOU
 13237            9/25/98  Enabling Uniform Cell Filling In     Closed   ORCHI  Sent to Orchid 1/14/99     ORCHI   Sarnoff has a
                           Pressure Fed Systems                                                                    license outside
                                                                                                                   FOU
 13238            9/25/98  Five-Solvent Chip Cleaning For       Closed   ORCHI  Sent to Orchid 1/14/99;    ORCHI   Sarnoff has a
                           Reproduceable Electronic Pumping                     Orchid not pursuing                license outside
                                                                                (3/18/99)                          FOU
 13239            9/25/98  Methods For Separating The Well      Closed   ORCHI  Sent to Orchid 1/14/99;    ORCHI   Sarnoff has a
                           Plate/ Synthesis Chip Assembly                       Orchid not interested              license outside
                                                                                7/23/99                            FOU
 13240            9/25/98  Control Of Pressure And Filling      Closed   ORCHI  Sent to Orchid 1/14/99;    ORCHI   Sarnoff has a
                           In Microfluidic Chips                                Orchid not pursuing                license outside
                                                                                (3/18/99)                          FOU
 13244            9/28/98  A Method To Improve Feature          Closed   ORCHI  Sent to Orchid 1/14/99;    ORCHI   Sarnoff has a
                           Formation In Substrates Using                        Orchid not interested              license outside
                           Surface/ Bulk Modifications,                         7/23/99                            FOU
                           Surface Coatings, And Fabricated
                           Substrates
 13250            9/30/98  Indirect Electronic Pressure         Closed   ORCHI  Sent to Orchid 1/14/99;    DARPA   U.S. GOV. has a
                           Pumping Of Fluids                                    Orchid not pursuing                license; Sarnoff
                                                                                (3/18/99); Notified                has a license
                                                                                Government of our                  outside FOU
                                                                                decision not to file
                                                                                (3/18/99)
 13251            9/30/98  Vertically Stacked Interleaved       Closed   ORCHI  Sent to Orchid 1/14/99;    DARPA   U.S. GOV. has a
                           Layer Micro-Fluidic Mixer                            Orchid not pursuing                license; Sarnoff
                                                                                (3/18/99); Notified                has a license
                                                                                Government of our                  outside FOU
                                                                                decision not to file
                                                                                (3/18/99)
 13253            10/1/98  Effluent System For Performing       Closed   ORCHI  Sent to Orchid 1/14/99;    ORCHI   Sarnoff has a
                           Microchemistry On A Chip                             Orchid not interested              license outside
                                                                                7/23/99                            FOU
 13339           11/16/98  The Method And Process Of Dynamic    Closed   ORCHI  Sent to Orchid 1/14/99;    ORCHI   Sarnoff has a
                           DNA Hybridization                                    Orchid will file 2/1/99            license outside
                                                                                                                   FOU
 13436             2/1/99  Method For Combining Reagents In     Closed   U. S.  Must file by 2/3/2000;     DARPA   Sarnoff has a
                           A Microfluidic Chamber                               Sent to Orchid 4/99;               license; U.S.
                                                                                Orchid not interested              Gov. has a
                                                                                11/11/99; SPS notified             license
                                                                                11/11/99
 13437             2/1/99  Vertical Bead Separation Method      Closed   U. S.  Must file by 2/3/2000;     DARPA   Sarnoff has a
                           For Glass Microchannels                              Sent to Orchid 4/99;               license; U.S.Gov.
                                                                                Orchid not interested              has a license
                                                                                11/11/99; SPS notified
                                                                                11/11/99

                                    Page 12

                              ORCHID BIOSCIENCES

CASE NO.  DISCLOSURE DATE                TITLE                  STATUS   OWNER           REMARKS           CLIENT     LICENSE INFO
 13547            4/15/99  In Vitro Reconstituted Pathways       Open    DSRC   Must file by 4/19/2000;    DARPA   U.S. Gov. has a
                           Implemented In Microfluidic                          Requested 1 mon.                   license
                           Devices For Use In Drug                              extension from SPS
                           Discovery, Diagnostics And                           3/9/00 (per AH); Sent to
                           Toxicology                                           Orchid 3/9/00
 13619            6/23/99  Controlling Surface Wetting          Closed   DSRC   Sent to Orchid 7/6/99       NONE   None
                           Characteristics-Applications In
                           Microdevices

                                    Page 13

                               ORCHID BIOSCIENCES

          Sub            Case                                Application    Filing    Patent     Issue    Owner-
 Case No. Case Country   Type   Status      Title                 No.        Date       No.      Date      ship      Remarks
  11402          EP      PCT     Sold    A Partitioned        95940666.1   11/9/95   0 808 456             ORCHI   11404, 11512,
                                         Microelectronic                                                           11577 & 11638
                                         Device Array                                                              combined into
                                                                                                                   this case;
                                                                                                                   Offered to
                                                                                                                   Orchid to
                                                                                                                   8/16/99; Orchid
                                                                                                                   accepts
                                                                                                                   responsibility
                                                                                                                   11/10/99
  11402          US      ORD     Sold    Partitioned           08/338703  11/10/94   5,585,069   12/17/96  ORCHI   11404, 11512,
                                         Microelectronic                                                           11577 & 11638
                                         And Fluidic Device                                                        combined into
                                         Array For Clinical                                                        this case;
                                         Diagnostics And                                                           Related Cases:
                                         Chemical Synthesis                                                        Divisionals
                                                                                                                   08/454771,
                                                                                                                   08/454781,
                                                                                                                   08/454774,
                                                                                                                   08/454772 and
                                                                                                                   08/454768; PTO
                                                                                                                   notified of
                                                                                                                   merger 4/99;
                                                                                                                   Offered to
                                                                                                                   Orchid to
                                                                                                                   8/16/99; Orchid
                                                                                                                   accepts
                                                                                                                   responsibility
                                                                                                                   11/10/99
  11402          KR      PCT     Sold    A Partitioned         703200/97   11/9/95                         ORCHI   11404, 11512,
                                         Microelectronic                                                           11577 & 11638
                                         Device Array                                                              combined into
                                                                                                                   this case; CPA
                                                                                                                   amend claims
                                                                                                                   see 11402 EPO;
                                                                                                                   Offered to
                                                                                                                   Orchid to
                                                                                                                   8/16/99; Orchid
                                                                                                                   accepts
                                                                                                                   responsibility
                                                                                                                   11/10/99
  11402          CA      PCT     Sold    A Partitioned          2205066    11/9/95                         ORCHI   11404, 11512,
                                         Microelectronic                                                           11577 & 11638
                                         Device Array                                                              combined into
                                                                                                                   this case;
                                                                                                                   Offered to
                                                                                                                   Orchid to
                                                                                                                   8/16/99; Orchid
                                                                                                                   accepts
                                                                                                                   responsibility
                                                                                                                   11/10/99
  11402          AU      PCT     Sold    A Partitioned          4233796    11/9/95     705659     9/2/99   ORCHI   11404, 11512,
                                         Microelectronic                                                           11577 & 11638
                                         Device Array                                                              combined into
                                                                                                                   this case;
                                                                                                                   Offered to
                                                                                                                   Orchid to
                                                                                                                   8/16/99; Orchid
                                                                                                                   accepts
                                                                                                                   responsibility
                                                                                                                   11/10/99
  11402          SG      PCT     Sold    A Partitioned         9701985-5   11/9/95     41056     7/20/99   ORCHI   11404, 11512,
                                         Microelectronic                                                           11577 & 11638
                                         Device Array                                                              combined into
                                                                                                                   this case;
                                                                                                                   Offered to
                                                                                                                   Orchid to
                                                                                                                   8/16/99; Orchid
                                                                                                                   accepts
                                                                                                                   responsibility
                                                                                                                   11/10/99
  11402          JP      PCT     Sold    A Partitioned         8-516200    11/9/95                         ORCHI   11404, 11512,
                                         Microelectronic                                                           11577 & 11638
                                         Device Array                                                              combined into
                                                                                                                   this case;  CPA
                                                                                                                   amend claims
                                                                                                                   see 11402 EPO;
                                                                                                                   Offered to
                                                                                                                   Orchid to
                                                                                                                   8/16/99; Orchid
                                                                                                                   accepts
                                                                                                                   responsibility
                                                                                                                   11/10/99
  11402          WO      ORD  Abandoned  A Partitioned         95/14589    11/9/95                          DSRC   11404, 11512,
                                         Microelectronic                                                           11577 & 11638
                                         Device Array                                                              combined into
                                                                                                                   this case
                                                                                                                   EP95940666.1;
                                                                                                                   Designated:
                                                                                                                   All Countries

                               ORCHID BIOSCIENCES

          Sub            Case                                Application    Filing    Patent     Issue    Owner-
 Case No. Case Country   Type   Status      Title                 No.        Date       No.      Date      ship      Remarks
  11402    A     US      DIV     Sold    Partitioned           08/455016   5/31/95   5,593,838   1/14/97   ORCHI   11404, 11512,
                                         Microelectronic                                                           11577 & 11638
                                         Device Array                                                              combined into
                                                                                                                   this case;
                                                                                                                   Div. of 11402;
                                                                                                                   PTO notified of
                                                                                                                   merger 4/99;
                                                                                                                   Offered to
                                                                                                                   Orchid to
                                                                                                                   8/16/99; Orchid
                                                                                                                   accepts
                                                                                                                   responsibility
                                                                                                                   11/10/99
  11402    B     US      DIV  Abandoned  A Partitioned         08/454771   5/31/95                          DSRC   11404, 11512,
                                         Microelectronic                                                           11577 & 11638
                                         Device Array                                                              combined into
                                                                                                                   this case;
                                                                                                                   Div. of 11402
  11402    BA    US      FWC     Sold    A Partitioned         08/789739   1/27/97   5,863,708   1/26/99   ORCHI   11404, 11512,
                                         Microelectronic                                                           11577 & 11638
                                         Device Array                                                              combined into
                                                                                                                   this case;  FWC
                                                                                                                   of 11402B which
                                                                                                                   is Div. of
                                                                                                                   11402; PTO
                                                                                                                   notified of
                                                                                                                   merger 8/98;
                                                                                                                   Offered to
                                                                                                                   Orchid to
                                                                                                                   8/16/99; Orchid
                                                                                                                   accepts
                                                                                                                   responsibility
                                                                                                                   11/10/99
  11402    C     US      DIV     Sold    Method Of             08/454781   5/31/95   5,643,738    7/1/97   ORCHI   11404, 11512,
                                         Synthesis Of                                                              11577 & 11638
                                         Plurality Of                                                              combined into
                                         Compounds In                                                              this case;
                                         Parallel Using A                                                          Div. of 11402;
                                         Partitioned Solid                                                         PTO notified of
                                         Support                                                                   merger 4/99;
                                                                                                                   Offered to
                                                                                                                   Orchid to
                                                                                                                   8/16/99; Orchid
                                                                                                                   accepts
                                                                                                                   responsibility
                                                                                                                   11/10/99
  11402    D     US      DIV     Sold    A Partitioned         08/454774   5/31/95   5,681,484   10/28/97  ORCHI   11404, 11512,
                                         Microelectronic                                                           11577 & 11638
                                         Device Array                                                              combined into
                                                                                                                   this case;
                                                                                                                   Div. of 11402;
                                                                                                                   PTO notified of
                                                                                                                   merger 4/99;
                                                                                                                   Offered to
                                                                                                                   Orchid to
                                                                                                                   8/16/99; Orchid
                                                                                                                   accepts
                                                                                                                   responsibility
                                                                                                                   11/10/99
  11402    E     US      DIV  Abandoned  A Partitioned         08/454772   5/31/95                          DSRC   11404, 11512,
                                         Microelectronic                                                           11577 & 11638
                                         Device Array                                                              combined into
                                                                                                                   this case;
                                                                                                                   Div. of 11402;
                                                                                                                   FWC filed
  11402    EA    US      FWC     Sold    Partitioned           08/705058   8/29/96   5,755,942   5/26/98   ORCHI   11404, 11512,
                                         Microelectronic                                                           11577 & 11638
                                         Device Array                                                              combined into
                                                                                                                   this case;  FWC
                                                                                                                   of 11402E which
                                                                                                                   is a Div. of
                                                                                                                   11402; PTO
                                                                                                                   notified of
                                                                                                                   merger 4/99;
                                                                                                                   Offered to
                                                                                                                   Orchid to
                                                                                                                   8/16/99; Orchid
                                                                                                                   accepts
                                                                                                                   responsibility
                                                                                                                   11/10/99
  11402    F     US      DIV  Abandoned  A Partitioned         08/454768   5/31/95                          DSRC   11404, 11512,
                                         Microelectronic                                                           11577 & 11638
                                         Device Array                                                              combined into
                                                                                                                   this case;
                                                                                                                   Abandoned for
                                                                                                                   FWC;  Div. of
                                                                                                                   11402


                               ORCHID BIOSCIENCES

          Sub            Case                                Application    Filing    Patent     Issue    Owner-
 Case No. Case Country   Type   Status      Title                 No.        Date       No.      Date      ship      Remarks
  11402    FA    US      FWC     Sold    Immunilogical         08/914941   8/20/97   5,858,804   1/12/99   ORCHI   11404, 11512,
                                         Assay Conducted In                                                        11577 & 11638
                                         A Microlaboratory                                                         combined into
                                         Array                                                                     this case; Div.
                                                                                                                   of 11402;  FWC
                                                                                                                   of 11402F;
                                                                                                                   Merger doc.
                                                                                                                   submitted with
                                                                                                                   Issue Fee
                                                                                                                   Trans. 8/98;
                                                                                                                   Offered to
                                                                                                                   Orchid to
                                                                                                                   8/16/99; Orchid
                                                                                                                   accepts
                                                                                                                   responsibility
                                                                                                                   11/10/99
  11402    G     WO      ORD  Abandoned  Liquid                95/14590    11/9/95                          DSRC   CIP of 11402,
                                         Distribution System                                                       11717 and 11740
                                                                                                                   11404, 11512,
                                                                                                                   11577 & 11638
                                                                                                                   combined into
                                                                                                                   this case;
                                                                                                                   Designated:
                                                                                                                   All Countries
  11402    G     KR      PCT   Pending   Liquid                97/703201   11/9/95                          DSRC   CIP of 11402,
                                         Distribution System                                                       11717 and 11740
                                                                                                                   11404, 11512,
                                                                                                                   11577 & 11638
                                                                                                                   combined into
                                                                                                                   this case; CPA
                                                                                                                   amend claims
                                                                                                                   see11402 EPO;
                                                                                                                   Examination
                                                                                                                   requested 10/98
  11402    G     JP      PCT   Pending   Liquid                8-516201    11/9/95                          DSRC   CIP of 11402,
                                         Distribution System                                                       11717 and 11740
                                                                                                                   11404, 11512,
                                                                                                                   11577 & 11638
                                                                                                                   combined into
                                                                                                                   this case;  CPA
                                                                                                                   amend claims
                                                                                                                   see 11402 EPO;
                                                                                                                   Examination
                                                                                                                   requested 10/98
  11402    G     AU      PCT   Granted   Liquid                 705351     11/9/95   4,152,396   8/26/99    DSRC   CIP of 11402,
                                         Distribution System                                                       11717 and 11740
                                                                                                                   11404, 11512,
                                                                                                                   11577 & 11638
                                                                                                                   combined into
                                                                                                                   this case
  11402    G     CA      PCT   Pending   Liquid                 2204912    11/9/95                          DSRC   CIP of 11402,
                                         Distribution System                                                       11717 and 11740
                                                                                                                   11404, 11512,
                                                                                                                   11577 & 11638
                                                                                                                   combined into
                                                                                                                   this case
  11402    G     EP      PCT   Pending   Liquid               95939862.9   11/9/95                          DSRC   CIP of 11402,
                                         Distribution System                                                       11717 and 11740
                                                                                                                   11404, 11512,
                                                                                                                   11577 & 11638
                                                                                                                   combined into
                                                                                                                   this case
  11402    G     SG      PCT   Pending   Liquid                9701983-0   11/9/95                          DSRC   CIP of 11402,
                                         Distribution System                                                       11717 and 11740
                                                                                                                   11404, 11512,
                                                                                                                   11577 & 11638
                                                                                                                   combined into
                                                                                                                   this case
  11402    G     US      CIP   Granted   Liquid                08/556036   11/9/95   5,846,396   12/8/98    DSRC   CIP of 11402,
                                         Distribution System                                                       11717 and 11740
                                                                                                                   11404, 11512,
                                                                                                                   11577 & 11638
                                                                                                                   combined into
                                                                                                                   this case; PTO
                                                                                                                   notified of
                                                                                                                   merger 4/99


                               ORCHID BIOSCIENCES

          Sub            Case                                Application    Filing    Patent     Issue    Owner-
 Case No. Case Country   Type   Status      Title                 No.        Date       No.      Date      ship      Remarks
  11637          US      ORD     Sold    System For Liquid     08/745767   11/8/96   5,958,344   9/28/99   ORCHI   11749 & 11746
                                         Distribution                                                              combined into
                                                                                                                   this case, part
                                                                                                                   of this also in
                                                                                                                   11402G
                                                                                                                   provisional;
                                                                                                                   No Foreign
                                                                                                                   Filing;
                                                                                                                   Related Cases:
                                                                                                                   11402G  11637P;
                                                                                                                   Offered to
                                                                                                                   Orchid to
                                                                                                                   8/16/99; Orchid
                                                                                                                   accepts
                                                                                                                   responsibility
                                                                                                                   11/10/99
  11637    PR    US      PRO  Abandoned  System For Liquid     60/006409   11/9/95                          DSRC   into 11749 &
                                         Distribution                                                              11746 combined
                                                                                                                   into this case
                                                                                                                   part of this
                                                                                                                   also in
                                                                                                                   11402G
                                                                                                                   provisional;
                                                                                                                   No Foreign
                                                                                                                   Filing;  11999
                                                                                                                   Rule 111(a)
                                                                                                                   case filed
                                                                                                                   11402G
  11717          US      ORD     Sold    Apparatus And         08/469238   6/6/95    5,632,876   5/27/97   ORCHI   See 11752 and
                                         Methods For                                                               11760;  No
                                         Controlling Fluid                                                         Foreign Filing;
                                         Flow In                                                                   PTO notified of
                                         Microchannels                                                             merger 4/99;
                                                                                                                   Offered to
                                                                                                                   Orchid to
                                                                                                                   8/16/99; Orchid
                                                                                                                   accepts
                                                                                                                   responsibility
                                                                                                                   11/10/99
  11717    A     US      CIP   Granted   Electrokinetic        08/556423   11/9/95   5,858,193   1/12/99    DSRC   See 11740-,
                                         Pumping                                                                   11752 and
                                                                                                                   11760;  Related
                                                                                                                   Cases:  CIP of
                                                                                                                   11717 and
                                                                                                                   11740; PTO
                                                                                                                   notified of
                                                                                                                   merger 8/98
  11717    A     CA      PCT   Pending   Electrokinetic        2,223,099   11/9/95                          DSRC   11717, 11740,
                                         Pumping                                                                   11752 and 11760
                                                                                                                   combined into
                                                                                                                   this case;
                                                                                                                   Related Cases:
                                                                                                                   CIP of 11717
                                                                                                                   and 11740
  11717    A     KR      PCT   Pending   Electrokinetic        97/708874   11/9/95                          DSRC   11717, 11740,
                                         Pumping                                                                   11752 and 11760
                                                                                                                   combined into
                                                                                                                   this case;
                                                                                                                   Related Cases:
                                                                                                                   CIP of 11717
                                                                                                                   and 11740
  11717    A     WO      ORD  Abandoned  Electrokinetic        95/14586    11/9/95                          DSRC   11717, 11740,
                                         Pumping                                                                   11752 and
                                                                                                                   11760
                                                                                                                   combined into
                                                                                                                   this case;
                                                                                                                   Designated:
                                                                                                                   All Countries;
                                                                                                                   Related Cases:
                                                                                                                   CIP of 11717
                                                                                                                   and 11740
  11717    A     JP      PCT   Pending   Electrokinetic        9-500,408   11/9/95                          DSRC   11717, 11740,
                                         Pumping                                                                   11752 and 11760
                                                                                                                   combined into
                                                                                                                   this case;
                                                                                                                   Related Cases:
                                                                                                                   CIP of 11717
                                                                                                                   and 11740
  11717    A     SG      PCT   Pending   Electrokinetic        9705796-2   11/9/95                          DSRC   11717, 11740,
                                         Pumping                                                                   11752 and 11760
                                                                                                                   combined into
                                                                                                                   this case;
                                                                                                                   Related Cases:
                                                                                                                   CIP of 11717
                                                                                                                   and 11740


                               ORCHID BIOSCIENCES

          Sub            Case                                Application    Filing    Patent     Issue    Owner-
 Case No. Case Country   Type   Status      Title                 No.        Date       No.      Date      ship      Remarks
  11717    A     AU      PCT   Pending   Electrokinetic         4233496    11/9/95                          DSRC   11717, 11740,
                                         Pumping                                                                   11752 and 11760
                                                                                                                   combined into
                                                                                                                   this case;
                                                                                                                   Related Cases:
                                                                                                                   CIP of 11717
                                                                                                                   and 11740;
                                                                                                                   Orchid has no
                                                                                                                   interest in
                                                                                                                   filing a
                                                                                                                   divisional
                                                                                                                   application in
                                                                                                                   Australia
                                                                                                                   (9/22/99)
  11717    A     CN      PCT   Pending   Electrokinetic       95197935.3   11/9/95                          DSRC   11717, 11740,
                                         Pumping                                                                   11752 and 11760
                                                                                                                   combined into
                                                                                                                   this case;
                                                                                                                   Related Cases:
                                                                                                                   CIP of 11717
                                                                                                                   and 11740
  11717    A     EP      PCT  Published  Electrokinetic       95940663.8   11/9/95                          DSRC   11717, 11740,
                                         Pumping                                                                   11752 and 11760
                                                                                                                   combined into
                                                                                                                   this case;
                                                                                                                   Related Cases:
                                                                                                                   CIP of 11717
                                                                                                                   and 11740
  11717    B     US      CIP     Sold    Chemical Processes    08/645966   5/10/96   5,985,119   11/16/99  ORCHI   See 11740-,
                                         in a Microfluidic                                                         11752 and
                                         Apparatus                                                                 11760;  Related
                                                                                                                   Cases:  CIP of
                                                                                                                   11717A, 11717
                                                                                                                   and 11740;
                                                                                                                   Merger
                                                                                                                   notification
                                                                                                                   1/20/99;
                                                                                                                   Offered to
                                                                                                                   Orchid to
                                                                                                                   8/16/99; Orchid
                                                                                                                   accepts
                                                                                                                   responsibility
                                                                                                                   11/10/99
  11717    B     EP      PCT     Sold    Electrokinetic       97923614.8   5/12/97                         ORCHI   Orchid filed
                                         Pumping                                                                   through
                                                                                                                   National Stages
  11717    B     CA      PCT     Sold    Electrokinetic                    5/12/97                         ORCHI   Orchid filed
                                         Pumping                                                                   through
                                                                                                                   National Stages
  11717    B     WO      ORD  Abandoned  Electrokinetic        97/07880    5/12/97                          DSRC   See 11740-,
                                         Pumping                                                                   11752 and
                                                                                                                   11760; EP
                                                                                                                   application no.
                                                                                                                   97923614.8;
                                                                                                                   Designated:
                                                                                                                   All Countries;
                                                                                                                   Related Cases:
                                                                                                                   CIP of 11717A,
                                                                                                                   11717 and
                                                                                                                   11740; Orchid
                                                                                                                   handled
                                                                                                                   National Stages
  11717    C     US      CIP     Sold    Electrokinetic        09/025387   2/18/98                         ORCHI   See 11740,
                                         Pumping                                                                   11752 and
                                                                                                                   11760;  Related
                                                                                                                   Cases:  CIP of
                                                                                                                   11717A and
                                                                                                                   11717B; Offered
                                                                                                                   to Orchid to
                                                                                                                   file PCT 9/98
                                                                                                                   (due 2/18/99);
                                                                                                                   Orchid does not
                                                                                                                   want to file
                                                                                                                   PCT application
                                                                                                                   (2/9/99); AJ
                                                                                                                   late filing
                                                                                                                   response to OA;
                                                                                                                   Offered to
                                                                                                                   Orchid to
                                                                                                                   8/16/99; Orchid
                                                                                                                   accepts
                                                                                                                   responsibility
                                                                                                                   11/10/99


                               ORCHID BIOSCIENCES

          Sub            Case                                Application    Filing    Patent     Issue    Owner-
 Case No. Case Country   Type   Status      Title                 No.        Date       No.      Date      ship      Remarks
  11740          US      ORD     Sold    Method And System     08/483331   6/7/95    5,603,351   2/18/97   ORCHI   11759 combined
                                         For Inhibiting                                                            into this case;
                                         Cross-Contamination                                                       PTO notified of
                                         In Fluids Of                                                              merger 4/99;
                                         Combinatorial                                                             Offered to
                                         Chemistry Device                                                          Orchid 8/15/99;
                                                                                                                   Orchid accepts
                                                                                                                   responsibility
                                                                                                                   11/10/99
  11740          WO      ORD  Abandoned  Method And System     96/08686    6/7/96                           DSRC   All matter
                                         For Inhibiting                                                            contained in
                                         Cross-Contamination                                                       11402G and
                                         In Fluids Of                                                              11717A; 11759
                                         Combinatorial                                                             combined into
                                         Chemistry Device                                                          this case;  No
                                                                                                                   Foreign Filing
  11740    A     US      ORD     Sold    Device For            08/726953   10/7/96   5,980,704   11/9/99   ORCHI   11759 combined
                                         Selective                                                                 into this case;
                                         Distribution Of                                                           Offered to
                                         Liquids                                                                   Orchid 8/15/99;
                                                                                                                   Orchid accepts
                                                                                                                   responsibility
                                                                                                                   11/10/99
  11740    AA    US      DIV   Pending   Device For            09/152861   8/14/98                         ORCHI   Divisional of
                                         Selective                                                                 11740A; Filed
                                         Distribution Of                                                           by Orchid
                                         Liquids
  11772          US      ORD   Granted   Assay System And      08/742317   11/1/96   5,882,903   3/16/99    DSRC   11761, 11845,
                                         Method For                                                                11850 & 11851
                                         Conducting Assays                                                         combined into
                                                                                                                   this case; U.S.
                                                                                                                   GOV. CASE; PTO
                                                                                                                   notified of
                                                                                                                   merger 12/98
  11772          JP      PCT  Abandoned  Assay System And      9-517420    11/1/96                          DSRC   11761, 11845,
                                         Method For                                                                11850 & 11851
                                         Conducting Assays                                                         combined into
                                                                                                                   this case;
                                                                                                                   Designated:
                                                                                                                   All Countries;
                                                                                                                   U.S. GOV. CASE;
                                                                                                                   Orchid does not
                                                                                                                   wish to further
                                                                                                                   prosecute
                                                                                                                   (9/30/98); All
                                                                                                                   foreign cases
                                                                                                                   to go abandoned
                                                                                                                   per WJB 9/30/98
  11772          KR      PCT  Abandoned  Assay System And      703287/98   11/1/96                          DSRC   11761, 11845,
                                         Method For                                                                11850 & 11851
                                         Conducting Assays                                                         combined into
                                                                                                                   this case;
                                                                                                                   Designated:
                                                                                                                   All Countries;
                                                                                                                   U.S. GOV. CASE;
                                                                                                                   Orchid does not
                                                                                                                   wish to further
                                                                                                                   prosecute
                                                                                                                   (9/30/98)
  11772          EP      PCT  Abandoned  Assay System And     96941947.2   11/1/96                          DSRC   11761, 11845,
                                         Method For                                                                11850 & 11851
                                         Conducting Assays                                                         combined into
                                                                                                                   this case;
                                                                                                                   Designated:
                                                                                                                   All Countries;
                                                                                                                   U.S. GOV. CASE;
                                                                                                                   Orchid does not
                                                                                                                   wish to further
                                                                                                                   prosecute
                                                                                                                   (9/30/98); All
                                                                                                                   foreign cases
                                                                                                                   to go abandoned
                                                                                                                   per WJB 9/30/98


                               ORCHID BIOSCIENCES

          Sub            Case                                Application    Filing    Patent     Issue    Owner-
 Case No. Case Country   Type   Status      Title                 No.        Date       No.      Date      ship      Remarks
  11772          SG      PCT  Abandoned  Assay System And      9802585-1   11/1/96                          DSRC   11761, 11845,
                                         Method For                                                                11850 & 11851
                                         Conducting Assays                                                         combined into
                                                                                                                   this case;
                                                                                                                   Designated:
                                                                                                                   All Countries;
                                                                                                                   U.S. GOV. CASE;
                                                                                                                   Orchid does not
                                                                                                                   wish to further
                                                                                                                   prosecute
                                                                                                                   (9/30/98) - All
                                                                                                                   foreign cases
                                                                                                                   to go abandoned
                                                                                                                   per WJB 9/30/98
  11772          CA      PCT  Abandoned  Assay System And       2236451    11/1/96                          DSRC   11761, 11845,
                                         Method For                                                                11850 & 11851
                                         Conducting Assays                                                         combined into
                                                                                                                   this case;
                                                                                                                   Designated:
                                                                                                                   All Countries;
                                                                                                                   U.S. GOV. CASE;
                                                                                                                   Orchid does not
                                                                                                                   wish to further
                                                                                                                   prosecute
                                                                                                                   (9/30/98); All
                                                                                                                   foreign cases
                                                                                                                   to go abandoned
                                                                                                                   per WJB 9/30/98
  11772          AU      PCT  Abandoned  Assay System And       1115697    11/1/96                          DSRC   11761, 11845,
                                         Method For                                                                11850 & 11851
                                         Conducting Assays                                                         combined into
                                                                                                                   this case;
                                                                                                                   Designated:
                                                                                                                   All Countries;
                                                                                                                   U.S. GOV. CASE;
                                                                                                                   Offered to
                                                                                                                   Orchid for
                                                                                                                   further
                                                                                                                   prosecution
                                                                                                                   8/98; Orchid
                                                                                                                   does not wish
                                                                                                                   to further
                                                                                                                   prosecute
                                                                                                                   (9/30/98)
  11772          WO      ORD  Abandoned  Assay System And      96/17116    11/1/96                          DSRC   11761, 11845,
                                         Method For                                                                11850 & 11851
                                         Conducting Assays                                                         combined into
                                                                                                                   this case;
                                                                                                                   Designated:
                                                                                                                   All Countries;
                                                                                                                   U.S. GOV. CASE
  11772    PR    US      PRO  Abandoned  Assay System          60/009517   11/3/95                          DSRC   11761, 11845,
                                                                                                                   11850 & 11851
                                                                                                                   combined into
                                                                                                                   this case;
                                                                                                                   Related Cases:
                                                                                                                   11999 Rule
                                                                                                                   111(a) case
                                                                                                                   filed; U.S.
                                                                                                                   GOV. CASE
  11865          JP      PCT  Abandoned  Field- Assisted       9-504027    11/9/95                          DSRC   Offered to
                                         Sealing                                                                   Orchid 3/11/99;
                                                                                                                   Orchid not
                                                                                                                   interested
                                                                                                                   6/11/99;
                                                                                                                   Offered to
                                                                                                                   Orchid to
                                                                                                                   8/16/99;
                                                                                                                   Abandoned per
                                                                                                                   AH/WJB 10/12/99
  11865          SG      PCT  Abandoned  Field-Assisted        9802838-4   11/9/95                          DSRC   Offered to
                                         Sealing                                                                   Orchid 3/11/99;
                                                                                                                   Orchid not
                                                                                                                   interested
                                                                                                                   6/11/99;
                                                                                                                   Offered to
                                                                                                                   Orchid to
                                                                                                                   8/16/99;
                                                                                                                   Abandoned per
                                                                                                                   AH/WJB
                                                                                                                   10/12/99; CPI
                                                                                                                   not responsible


                               ORCHID BIOSCIENCES

          Sub            Case                                Application    Filing    Patent     Issue    Owner-
 Case No. Case Country   Type   Status      Title                 No.        Date       No.      Date      ship      Remarks
  11865          EP      PCT  Abandoned  Field- Assisted      95939120.2   11/9/95                          DSRC   Offered to
                                         Sealing                                                                   Orchid 3/11/99;
                                                                                                                   Orchid not
                                                                                                                   interested
                                                                                                                   6/11/99;
                                                                                                                   Offered to SKB
                                                                                                                   7/13/99;
                                                                                                                   Offered to
                                                                                                                   Orchid to
                                                                                                                   8/16/99;
                                                                                                                   Abandoned per
                                                                                                                   AH/WJB
                                                                                                                   10/12/99; CPI
                                                                                                                   not responsible
  11865          CA      PCT  Abandoned  Field-Assisted         2236788    11/9/95                          DSRC   Offered to
                                         Sealing                                                                   Orchid 3/11/99;
                                                                                                                   Orchid not
                                                                                                                   interested
                                                                                                                   6/11/99;
                                                                                                                   Offered to
                                                                                                                   Orchid to
                                                                                                                   8/16/99;
                                                                                                                   Abandoned per
                                                                                                                   AH/WJB
                                                                                                                   10/12/99; CPI
                                                                                                                   not responsible
  11865          KR      PCT  Abandoned  Field- Assisted       703423/98   11/9/95                          DSRC   Offered to
                                         Sealing                                                                   Orchid 3/11/99;
                                                                                                                   Orchid not
                                                                                                                   interested
                                                                                                                   6/11/99;
                                                                                                                   Offered to
                                                                                                                   Orchid to
                                                                                                                   8/16/99;
                                                                                                                   Abandoned per
                                                                                                                   AH/WJB 10/12/99
  11865          AU      PCT  Abandoned  Field- Assisted        4106996    11/9/95                          DSRC   Offered to
                                         Sealing                                                                   Orchid to
                                                                                                                   further
                                                                                                                   prosecute 8/98;
                                                                                                                   Orchid not
                                                                                                                   interested
                                                                                                                   9/98; Watermark
                                                                                                                   notified 9/98
                                                                                                                   to let case go
                                                                                                                   abandoned
  11865          WO      ORD  Abandoned  Field- Assisted       95/14654    11/9/95                          DSRC   Designated:
                                         Sealing                                                                   All Countries
  11865          US      ORD  Abandoned  Field-Assisted        08/745766   11/8/96   5,747,169    5/5/98    DSRC   PTO notified of
                                         Sealing                                                                   merger 4/99;
                                                                                                                   Offered to
                                                                                                                   Orchid to
                                                                                                                   8/16/99; SK
                                                                                                                   does not have
                                                                                                                   an interest in
                                                                                                                   this case
                                                                                                                   8/12/99;
                                                                                                                   Abandoned per
                                                                                                                   AH/WJB 10/12/99
  11865    PR    US      PRO  Abandoned  Field Assisted        60/006588   11/9/95                          DSRC   Related Cases:
                                         Sealing                                                                   11999 Rule
                                                                                                                   111(a) case
                                                                                                                   filed


                               ORCHID BIOSCIENCES

          Sub            Case                                Application    Filing    Patent     Issue    Owner-
 Case No. Case Country   Type   Status      Title                 No.        Date       No.      Date      ship      Remarks
  11895          US      ORD   Granted   Parallel Reaction     08/786956   1/23/97   5,863,502   1/26/99    DSRC   11899 & 11967
                                         Cassette And                                                              combined into
                                         Associated Devices                                                        this case; U.S.
                                                                                                                   GOV. CASE; PTO
                                                                                                                   notified of
                                                                                                                   merger 10/27/98
  11895          WO      ORD  Abandoned  Parallel Reaction     97/00298    1/24/97                          DSRC   11899 & 11967
                                         Cassette And                                                              combined into
                                         Associated Devices                                                        this case;  No
                                                                                                                   Foreign Filing;
                                                                                                                   Orchid given
                                                                                                                   notice of
                                                                                                                   Nationals on
                                                                                                                   6/25/98;
                                                                                                                   Notified P.
                                                                                                                   Bruno on
                                                                                                                   7/24/98 that we
                                                                                                                   have abandoned
                                                                                                                   this PCT case;
                                                                                                                   U.S. GOV. CASE;
                                                                                                                   PCT costs
                                                                                                                   written off
                                                                                                                   10/26/99
  11895    PR    US      PRO  Abandoned  Parallel Reaction     60/010513   1/24/96                          DSRC   11899 & 11967
                                         Cassette And                                                              combined into
                                         Associated Devices                                                        this case; U.S.
                                                                                                                   GOV. CASE
  11904          WO      ORD  Abandoned  Magnet                96/17398    11/3/96                          DSRC   11906 combined
                                                                                                                   into this
                                                                                                                   case;
                                                                                                                   Designated all
                                                                                                                   states; U.S.
                                                                                                                   GOV. CASE
  11904          KR      PCT  Abandoned  Magnet                703228/98   11/3/96                          DSRC   11906 combined
                                                                                                                   into this
                                                                                                                   case;
                                                                                                                   Designated all
                                                                                                                   states; U.S.
                                                                                                                   GOV. CASE;
                                                                                                                   Notified SPS
                                                                                                                   that Sarnoff
                                                                                                                   and Orchid no
                                                                                                                   longer will be
                                                                                                                   pursuing this
                                                                                                                   application
                                                                                                                   (3/15/00)
  11904          EP      PCT  Abandoned  Magnet               96937082.4   11/3/96                          DSRC   11906 combined
                                                                                                                   into this
                                                                                                                   case;
                                                                                                                   Designated all
                                                                                                                   states; U.S.
                                                                                                                   GOV. CASE;
                                                                                                                   Notified SPS
                                                                                                                   that Sarnoff
                                                                                                                   and Orchid no
                                                                                                                   longer will be
                                                                                                                   pursuing this
                                                                                                                   application
                                                                                                                   (3/15/00)
  11904          JP      PCT  Abandoned  Magnet                9-517509    11/3/96                          DSRC   11906 combined
                                                                                                                   into this
                                                                                                                   case;
                                                                                                                   Designated all
                                                                                                                   states; U.S.
                                                                                                                   GOV. CASE;
                                                                                                                   Notified SPS
                                                                                                                   that Sarnoff
                                                                                                                   and Orchid no
                                                                                                                   longer will be
                                                                                                                   pursuing this
                                                                                                                   application
                                                                                                                   (3/15/00)
  11904    A     US      CPA  Abandoned  Magnet                08/742971   11/1/96                          DSRC   11906 combined
                                                                                                                   into this case
                                                                                                                   (This case
                                                                                                                   should be 11904
                                                                                                                   - misidentified
                                                                                                                   by DP&R);
                                                                                                                   Related Cases:
                                                                                                                   11904; U.S.
                                                                                                                   GOV. CASE; PTO
                                                                                                                   notified of
                                                                                                                   merger 12/98;
                                                                                                                   CPA was filed
                                                                                                                   4/21/98;
                                                                                                                   Offered to
                                                                                                                   Orchid per WJB
                                                                                                                   11/16/99; CPA
                                                                                                                   filed 11/24/99;
                                                                                                                   Orchid and
                                                                                                                   Sarnoff do not
                                                                                                                   want to pursue
                                                                                                                   this
                                                                                                                   application;
                                                                                                                   SPS notified
                                                                                                                   12/3/99
  11904    PR    US      PRO  Abandoned  Magnet               60/006,202   11/3/95                          DSRC   11906 combined
                                                                                                                   into this case;
                                                                                                                   U.S. GOV. CASE
  11948          US      ORD     Sold    Method Of             08/554887   11/9/95   5,842,106   11/24/98  ORCHI   11947 combined
                                         Producing                                                                 into this
                                         Micro-Electric                                                            case;  Related
                                         Conduits                                                                  Cases:  CIP of
                                                                                                                   11717 and
                                                                                                                   11740; PTO
                                                                                                                   notified of
                                                                                                                   merger 8/98;
                                                                                                                   Offered to
                                                                                                                   Orchid to
                                                                                                                   8/16/99; Orchid
                                                                                                                   accepts
                                                                                                                   responsibility
                                                                                                                   11/10/99
  11948          CA      PCT     Sold    Method Of             2,223,166   11/9/95                         ORCHI   See 11947;
                                         Producing                                                                 Related Cases:
                                         Micro-Electric                                                            CIP of 11717
                                         Conduits                                                                  and 11740;
                                                                                                                   Offered to
                                                                                                                   Orchid to
                                                                                                                   8/16/99; Orchid
                                                                                                                   accepts
                                                                                                                   responsibility
                                                                                                                   11/10/99


                               ORCHID BIOSCIENCES

          Sub            Case                                Application    Filing    Patent     Issue    Owner-
 Case No. Case Country   Type   Status      Title                 No.        Date       No.      Date      ship      Remarks
  11948          EP      PCT     Sold    Method Of            95940664.6   11/9/95                         ORCHI   See 11947;
                                         Producing                                                                 Related Cases:
                                         Micro-Electric                                                            CIP of 11717
                                         Conduits                                                                  and 11740;
                                                                                                                   Offered to
                                                                                                                   Orchid to
                                                                                                                   8/16/99; Orchid
                                                                                                                   accepts
                                                                                                                   responsibility
                                                                                                                   11/10/99
  11948          JP      PCT     Sold    Method Of             9-500,409   11/9/95                         ORCHI   See 11947;
                                         Producing                                                                 Related Cases:
                                         Micro-Electric                                                            CIP of 11717
                                         Conduits                                                                  and 11740;
                                                                                                                   Offered to
                                                                                                                   Orchid to
                                                                                                                   8/16/99; Orchid
                                                                                                                   accepts
                                                                                                                   responsibility
                                                                                                                   11/10/99
  11948          KR      PCT     Sold    Method Of             97/708693   11/9/95                         ORCHI   See 11947;
                                         Producing                                                                 Related Cases:
                                         Micro-Electric                                                            CIP of 11717
                                         Conduits                                                                  and 11740;
                                                                                                                   Offered to
                                                                                                                   Orchid to
                                                                                                                   8/16/99; Orchid
                                                                                                                   accepts
                                                                                                                   responsibility
                                                                                                                   11/10/99
  11948          AU      PCT     Sold    Method Of              4233596    11/9/95     714664     1/6/00   ORCHI   See 11947;
                                         Producing                                                                 Related Cases:
                                         Micro-Electric                                                            CIP of 11717
                                         Conduits                                                                  and 11740;
                                                                                                                   Offered to
                                                                                                                   Orchid to
                                                                                                                   8/16/99; Orchid
                                                                                                                   accepts
                                                                                                                   responsibility
                                                                                                                   11/10/99
  11948          SG      PCT     Sold    Method Of             9705800-2   11/9/95                         ORCHI   See 11947;
                                         Producing                                                                 Related Cases:
                                         Micro-Electric                                                            CIP of 11717
                                         Conduits                                                                  and 11740;
                                                                                                                   Offered to
                                                                                                                   Orchid to
                                                                                                                   8/16/99; Orchid
                                                                                                                   accepts
                                                                                                                   responsibility
                                                                                                                   11/10/99
  11948          WO      ORD  Abandoned  Method Of             95/14587    11/9/95                          DSRC   See 11947;
                                         Producing                                                                 Designated:
                                         Micro-Electric                                                            All Countries;
                                         Conduits                                                                  Related Cases:
                                                                                                                   CIP of 11717
                                                                                                                   and 11740
  12024          CA      PCT     Sold    Method For             2258511    6/13/97                         ORCHI   Orchid filed
                                         Polynucleotide                                                            through
                                         Sequencing                                                                National Stages
  12024          IL      PCT     Sold    Method For             127560     6/13/97                         ORCHI   Orchid filed
                                         Polynucleotide                                                            through
                                         Sequencing                                                                National Stages
  12024          EP      PCT     Sold    Method For           97936015.3   6/13/97                         ORCHI   Orchid filed
                                         Polynucleotide                                                            through
                                         Sequencing                                                                National Stages
  12024          JP      PCT     Sold    Method For            10-501677   6/13/97                         ORCHI   Orchid filed
                                         Polynucleotide                                                            through
                                         Sequencing                                                                National Stages
  12024          AU      PCT     Sold    Method For            38784/97    6/13/97                         ORCHI   Orchid filed
                                         Polynucleotide                                                            through
                                         Sequencing                                                                National Stages
  12024          US      ORD  Abandoned  Method For            08/665210   6/14/96                          DSRC   12025, 12028
                                         Polynucleotide                                                            and 12029
                                         Sequencing                                                                combined into
                                                                                                                   this case; U.S.
                                                                                                                   GOV. CASE; PTO
                                                                                                                   notified of
                                                                                                                   merger 12/98;
                                                                                                                   FWC filed


                               ORCHID BIOSCIENCES

          Sub            Case                                Application    Filing    Patent     Issue    Owner-
 Case No. Case Country   Type   Status      Title                 No.        Date       No.      Date      ship      Remarks
  12024          WO      ORD  Abandoned  Method For            97/09664    6/13/97                         ORCHI   12025, 12028
                                         Polynucleotide                                                            and 12029
                                         Sequencing                                                                combined into
                                                                                                                   this case;
                                                                                                                   Designated:
                                                                                                                   All Countries;
                                                                                                                   European
                                                                                                                   Application No.
                                                                                                                   97936015.3;
                                                                                                                   Offered
                                                                                                                   National Stage
                                                                                                                   filing to
                                                                                                                   Orchid 8/98;
                                                                                                                   Orchid will
                                                                                                                   handle
                                                                                                                   Nationals Stage
                                                                                                                   filing
                                                                                                                   11/17/98; U.S.
                                                                                                                   GOV. CASE
  12024    A     US      FWC   Granted   A Sequential Step     08/950709  10/15/97   5,908,755    6/1/99    DSRC   12025, 12028
                                         Method For                                                                and 12029
                                         Sequencing And                                                            combined into
                                         Identifying                                                               this case;
                                         Polynucleotides                                                           Related Cases:
                                                                                                                   FWC of 12024;
                                                                                                                   U.S. GOV. CASE
  12034          WO      ORD  Abandoned  Massively Parallel    97/17930    9/25/97                          DSRC   12034A and
                                         Detection                                                                 12034B claimed
                                                                                                                   priority;
                                                                                                                   Designated:
                                                                                                                   All Countries,
                                                                                                                   except U.S.; EP
                                                                                                                   Application no.
                                                                                                                   97944614.3;
                                                                                                                   Orchid shares
                                                                                                                   costs; Offered
                                                                                                                   to Orchid to do
                                                                                                                   Nationals
                                                                                                                   1/19/99; Orchid
                                                                                                                   does not want
                                                                                                                   to do Nationals
                                                                                                                   2/1/99, case
                                                                                                                   abandoned.
  12034    A     US      ORD     Sold    Massively Parallel    08/721432   9/26/96   5,854,684   12/29/98  ORCHI   Orchid shares
                                         Detection                                                                 costs; PTO
                                                                                                                   notified of
                                                                                                                   merger 8/98;
                                                                                                                   Offered to
                                                                                                                   Orchid to
                                                                                                                   8/16/99; Orchid
                                                                                                                   accepts
                                                                                                                   responsibility
                                                                                                                   11/10/99
  12034    B     US      ORD     Sold    Massively Parallel    08/721427   9/26/96   5,872,623   2/16/99   ORCHI   Orchid shares
                                         Detection                                                                 costs;  PTO
                                                                                                                   notified of
                                                                                                                   merger 11/98;
                                                                                                                   Offered to
                                                                                                                   Orchid to
                                                                                                                   8/16/99; Orchid
                                                                                                                   accepts
                                                                                                                   responsibility
                                                                                                                   11/10/99
  12038          AU      PCT     Sold    Nuclease              32320/97    6/16/97                         ORCHI   Orchid filed
                                         Protection Assays                                                         through
                                                                                                                   National Stages
  12038          CA      PCT     Sold    Nuclease               2258745    6/16/97                         ORCHI   Orchid filed
                                         Protection Assays                                                         through
                                                                                                                   National Stages
  12038          EP      PCT     Sold    Nuclease             97927995.7   6/16/97                         ORCHI   Orchid filed
                                         Protection Assays                                                         through
                                                                                                                   National Stages
  12038          WO      ORD  Abandoned  Nuclease              97/09800    6/16/97                         ORCHI   12046-12048 and
                                         Protection Assays                                                         12052-12057
                                                                                                                   combined into
                                                                                                                   this case;
                                                                                                                   Designated:
                                                                                                                   All Countries;
                                                                                                                   European
                                                                                                                   Application No.
                                                                                                                   97927995.7;
                                                                                                                   Offered
                                                                                                                   National Stage
                                                                                                                   filing to
                                                                                                                   Orchid 8/98;
                                                                                                                   U.S. GOV. CASE;
                                                                                                                   Orchid will
                                                                                                                   take
                                                                                                                   responsibility
                                                                                                                   of National
                                                                                                                   Stage filing
                                                                                                                   (9/30/98)


                               ORCHID BIOSCIENCES

          Sub            Case                                Application    Filing    Patent     Issue    Owner-
 Case No. Case Country   Type   Status      Title                 No.        Date       No.      Date      ship      Remarks
  12038          US      ORD   Granted   Nuclease              08/665104   6/14/96   5,770,370   6/23/98    DSRC   12046-12048 and
                                         Protection Assays                                                         12052-12057
                                                                                                                   combined into
                                                                                                                   this case; U.S.
                                                                                                                   GOV. CASE; PTO
                                                                                                                   notified of
                                                                                                                   merger 4/99
  12038          IL      PCT     Sold    Nuclease               127562     6/16/97                         ORCHI   Orchid filed
                                         Protection Assays                                                         through
                                                                                                                   National Stages
  12038          JP      PCT     Sold    Nuclease              10-501695   6/16/97                         ORCHI   Orchid filed
                                         Protection Assays                                                         through
                                                                                                                   National Stages
  12049          US      ORD   Granted   Method For            08/881282   6/24/97   5,939,261   8/17/99    DSRC   12342, 12353,
                                         Capturing A                                                               12364; U.S.
                                         Nucleic Acid                                                              GOV. CASE
  12049          WO      ORD     Sold    Method For            98/13217    6/24/98                         ORCHI   12342, 12353,
                                         Capturing A                                                               12364; JVS
                                         Nucleic Acid                                                              filed this PCT
                                                                                                                   for Orchid - we
                                                                                                                   didn't turn it
                                                                                                                   over in time so
                                                                                                                   he is taking
                                                                                                                   care of
                                                                                                                   initiating the
                                                                                                                   PCT procedure
                                                                                                                   for them;
                                                                                                                   Orchid will
                                                                                                                   prosecute this
                                                                                                                   case; U.S. GOV.
                                                                                                                   CASE; To Orchid
                                                                                                                   6/98; European
                                                                                                                   patent
                                                                                                                   application no.
                                                                                                                   98931586.6
  12050          US      CPA   Granted   Microfluidic          08/665209   6/14/96   5,939,291   8/17/99    DSRC   12051, 12118,
                                         Method For Nucleic                                                        12127, 12140
                                         Acid Amplification                                                        AND 12161
                                                                                                                   combined  into
                                                                                                                   this case; U.S.
                                                                                                                   GOV. CASE; PTO
                                                                                                                   notified of
                                                                                                                   merger 12/98
  12050          WO      ORD  Abandoned  Microfluidic          97/09663    6/13/97                          DSRC   12051, 12118,
                                         Method For Nucleic                                                        12127, 12140
                                         Acid Amplification                                                        AND 12161
                                                                                                                   combined  into
                                                                                                                   this case;
                                                                                                                   Designated:
                                                                                                                   All Countries;
                                                                                                                   European
                                                                                                                   Application No.
                                                                                                                   97929789.2;
                                                                                                                   Offered
                                                                                                                   National Stage
                                                                                                                   filing to
                                                                                                                   Orchid 8/98;
                                                                                                                   U.S. GOV. CASE;
                                                                                                                   Orchid will not
                                                                                                                   pursue National
                                                                                                                   Stage filing
                                                                                                                   (9/30/98) -
                                                                                                                   Notice sent to
                                                                                                                   SPS 10/5/98;
                                                                                                                   Notified
                                                                                                                   Finance of
                                                                                                                   abandonment
                                                                                                                   11/98; PCT
                                                                                                                   costs written
                                                                                                                   off 10/26/99
  12081          US      ORD   Granted   Method For            08/663688   6/14/96   5,914,229   6/22/99    DSRC   12078 combined
                                         Amplifying A                                                              into this case;
                                         Polynucleotide                                                            U.S. GOV. CASE;
                                                                                                                   PTO notified of
                                                                                                                   merger 12/98


                               ORCHID BIOSCIENCES

          Sub            Case                                Application    Filing    Patent     Issue    Owner-
 Case No. Case Country   Type   Status      Title                 No.        Date       No.      Date      ship      Remarks
  12081          WO      ORD  Abandoned  Method For            97/09665    6/13/97                          DSRC   12078 combined
                                         Amplifying A                                                              into this
                                         Polynucleotide                                                            case;
                                                                                                                   Designated:
                                                                                                                   All Countries;
                                                                                                                   European
                                                                                                                   Application No.
                                                                                                                   97929790.0;
                                                                                                                   Offered
                                                                                                                   National Stage
                                                                                                                   filing to
                                                                                                                   Orchid 8/98;
                                                                                                                   U.S. GOV. CASE;
                                                                                                                   Orchid will not
                                                                                                                   pursue National
                                                                                                                   Stage filing
                                                                                                                   (9/30/98) -
                                                                                                                   Notice sent to
                                                                                                                   SPS 10/5/98;
                                                                                                                   Notified
                                                                                                                   Finance of
                                                                                                                   abandonment
                                                                                                                   11/98; PCT
                                                                                                                   costs written
                                                                                                                   off 10/26/99
  12087          CA      PCT     Sold    Apportioning System               4/8/97                          ORCHI   Orchid filed
                                                                                                                   through
                                                                                                                   National Stages
  12087          WO      ORD  Abandoned  Apportioning System   97/05153    4/8/97                          ORCHI   EP application
                                                                                                                   no. is
                                                                                                                   97917704.5;
                                                                                                                   Designated:
                                                                                                                   All Countries;
                                                                                                                   Offered
                                                                                                                   National Stage
                                                                                                                   filing to
                                                                                                                   Orchid 8/98;
                                                                                                                   Orchid will
                                                                                                                   file National
                                                                                                                   Stages (9/98);
                                                                                                                   Orchid files
                                                                                                                   National Stages
                                                                                                                   in Canada, EPO,
                                                                                                                   Japan (10/98)
  12087          EP      PCT     Sold    Apportioning System  97917704.5   4/8/97                          ORCHI   Orchid filed
                                                                                                                   this through
                                                                                                                   National Stages
  12087          JP      PCT     Sold    Apportionment         97/536257   4/8/97                          ORCHI   Orchid filed
                                         System                                                                    through
                                                                                                                   National Stages
  12087          US      ORD     Sold    Apportionment         08/630047   4/9/96    5,879,632    3/9/99   ORCHI   PTO notified of
                                         System                                                                    merger 12/98;
                                                                                                                   Offered to
                                                                                                                   Orchid to
                                                                                                                   8/16/99; Orchid
                                                                                                                   accepts
                                                                                                                   responsibility
                                                                                                                   11/10/99
  12098          US      ORD     Sold    Plate For Reaction    08/630018   4/9/96    5,840,256   11/24/98  ORCHI   A DIV of this
                                         System                                                                    case is
                                                                                                                   possible
                                                                                                                   (restriction);
                                                                                                                   PTO notified of
                                                                                                                   merger 4/99;
                                                                                                                   Offered to
                                                                                                                   Orchid to
                                                                                                                   8/16/99; Orchid
                                                                                                                   accepts
                                                                                                                   responsibility
                                                                                                                   11/10/99
  12098          EP      PCT     Sold    Plate For Reaction   97917901.7   4/9/97                          ORCHI   Orchid filed
                                         System                                                                    through
                                                                                                                   National Stage
  12098          JP      PCT     Sold    Plate For Reaction    97/536450   4/9/97                          ORCHI   Orchid filed
                                         System                                                                    through
                                                                                                                   National Stages
  12098          CA      PCT     Sold    Plate For Reaction                4/9/97                          ORCHI   Orchid filed
                                         System                                                                    through
                                                                                                                   National Stages

                               ORCHID BIOSCIENCES

          Sub            Case                                Application    Filing    Patent     Issue    Owner-
 Case No. Case Country   Type   Status      Title                 No.        Date       No.      Date      ship      Remarks
  12098          WO      ORD  Abandoned  Plate For Reaction    97/05841    4/9/97                          ORCHI   EP application
                                         System                                                                    no.
                                                                                                                   97917901.7;
                                                                                                                   Designated:
                                                                                                                   All Countries;
                                                                                                                   Offered
                                                                                                                   National Stage
                                                                                                                   filing to
                                                                                                                   Orchid 8/98;
                                                                                                                   Orchid will
                                                                                                                   file National
                                                                                                                   Stage (9/98);
                                                                                                                   Orchid filed
                                                                                                                   National Stages
                                                                                                                   (10/98)
  12098    A     US      CIP  Abandoned  Plate For Reaction    08/850669   5/2/97                           DSRC   Includes 12119,
                                         System                                                                    12156, 12297
                                                                                                                   CIP of 12098 (
                                                                                                                   8/630,018),
                                                                                                                   12385
                                                                                                                   (08/730,636)
                                                                                                                   and 12385A
                                                                                                                   (08/744,386);
                                                                                                                   No Foreign
                                                                                                                   Filing; No
                                                                                                                   further
                                                                                                                   prosecution by
                                                                                                                   Sarnoff or
                                                                                                                   Orchid
                                                                                                                   (9/29/98) -
                                                                                                                   case abandoned
  12120          WO      ORD  Abandoned  Automated Nucleic     97/09801    6/16/97                          DSRC   Designated:
                                         Acid Isolation                                                            All Countries;
                                                                                                                   European
                                                                                                                   Application No.
                                                                                                                   97927996.5;
                                                                                                                   Offered
                                                                                                                   National Stage
                                                                                                                   filing to
                                                                                                                   Orchid 8/98;
                                                                                                                   U.S. GOV. CASE;
                                                                                                                   Orchid will not
                                                                                                                   pursue National
                                                                                                                   Stage filing
                                                                                                                   (9/30/98) -
                                                                                                                   Notice sent to
                                                                                                                   SPS 10/5/98;
                                                                                                                   Notified
                                                                                                                   Finance of
                                                                                                                   abandonment
                                                                                                                   11/98; PCT
                                                                                                                   costs written
                                                                                                                   off 10/26/99
  12120          US      ORD     Sold    Automated Nucleic     08/664780   6/14/96   5,863,801   1/26/99   ORCHI   PTO notified of
                                         Acid Preparation                                                          merger 8/98;
                                                                                                                   U.S. GOV. CASE;
                                                                                                                   Orchid and
                                                                                                                   Sarnoff share
                                                                                                                   costs; Offered
                                                                                                                   to Orchid to
                                                                                                                   8/16/99; Orchid
                                                                                                                   accepts
                                                                                                                   responsibility
                                                                                                                   11/10/99
  12162          JP      PCT     Sold    Padlock Probe         10-502697   6/16/97                         ORCHI   Orchid filed
                                         Detection                                                                 through
                                                                                                                   National Stages
  12162          US      ORD   Granted   Padlock Probe         08/665208   6/14/96   5,912,124   6/15/99    DSRC   12163 combined
                                         Detection                                                                 into this case;
                                                                                                                   U.S. GOV. CASE
  12162          AU      PCT     Sold    Padlock Probe         32300/97    6/16/97                         ORCHI   Orchid filed
                                         Detection                                                                 through
                                                                                                                   National Stages
  12162          IL      PCT     Sold    Padlock Probe          127561     6/16/97                         ORCHI   Orchid filed
                                         Detection                                                                 through
                                                                                                                   National Stages
  12162          EP      PCT     Sold    Padlock Probe        97927997.3   6/16/97                         ORCHI   Orchid filed
                                         Detection                                                                 through
                                                                                                                   National Stages
  12162          CA      PCT     Sold    Padlock Probe          2258742    6/16/97                         ORCHI   Orchid filed
                                         Detection                                                                 through
                                                                                                                   National Stages


                               ORCHID BIOSCIENCES

          Sub            Case                                Application    Filing    Patent     Issue    Owner-
 Case No. Case Country   Type   Status      Title                 No.        Date       No.      Date      ship      Remarks
  12162          WO      ORD  Abandoned  Padlock Probe         97/09802    6/16/97                         ORCHI   12163 combined
                                         Detection                                                                 into this
                                                                                                                   case;
                                                                                                                   Designated:
                                                                                                                   All Countries;
                                                                                                                   European
                                                                                                                   Application No.
                                                                                                                   97927997.3;
                                                                                                                   Offered
                                                                                                                   National Stage
                                                                                                                   filing to
                                                                                                                   Orchid 8/98;
                                                                                                                   U.S. GOV. CASE;
                                                                                                                   Orchid will
                                                                                                                   take
                                                                                                                   responsibility
                                                                                                                   of National
                                                                                                                   Stage filing
                                                                                                                   (9/30/98)
  12189          US      ORD     Sold    Indirect              08/848413   5/8/97    5,961,800   10/5/99   ORCHI   12270 combined
                                         Electrode-Based                                                           into this case;
                                         Pumps                                                                     File in All
                                                                                                                   States per WJB
                                                                                                                   3/9/98; Offered
                                                                                                                   to Orchid to
                                                                                                                   8/16/99; Orchid
                                                                                                                   accepts
                                                                                                                   responsibility
                                                                                                                   11/10/99
  12189          WO      ORD  Abandoned  Indirect              98/09417    5/7/98                          ORCHI   12270 combined
                                         Electrode-Based                                                           into this case;
                                         Pumps                                                                     File in All
                                                                                                                   States per WJB
                                                                                                                   3/9/98; Sent to
                                                                                                                   Orchid 8/98 to
                                                                                                                   see if they are
                                                                                                                   interested in
                                                                                                                   continuing
                                                                                                                   prosecution
                                                                                                                   (Sarnoff did
                                                                                                                   not file
                                                                                                                   Demand); Orchid
                                                                                                                   will prosecute
                                                                                                                   this PCT
                                                                                                                   10/26/98;
                                                                                                                   European patent
                                                                                                                   application no.
                                                                                                                   98921050.5;
                                                                                                                   Orchid not
                                                                                                                   interested in
                                                                                                                   pursuing this
                                                                                                                   application
                                                                                                                   overseas - no
                                                                                                                   national stage
                                                                                                                   filing (per
                                                                                                                   KNash 11/1/99)
  12244    PR    US      PRO     Sold    Scattering-Assisted  60/110,365  11/30/98                         ORCHI   Orchid filed
                                         Light Absorption                                                          this
                                         Assay                                                                     Provisional;
                                                                                                                   U.S. GOV. CASE
  12288          US      ORD     Sold    Capacitive            08/936323   9/24/97   5,993,611   11/30/99  ORCHI   Foreign offered
                                         Denaturation Of                                                           to Orchid,
                                         Nucleic Acid                                                              refused by P.
                                                                                                                   Conway 7/17/98;
                                                                                                                   No Foreign
                                                                                                                   Filing per WJB
                                                                                                                   8/18/98; U.S.
                                                                                                                   GOV. CASE;
                                                                                                                   Offered to
                                                                                                                   Orchid to
                                                                                                                   8/16/99; Orchid
                                                                                                                   accepts
                                                                                                                   responsibility
                                                                                                                   11/10/99; SPS
                                                                                                                   notified to
                                                                                                                   reverse
                                                                                                                   election to
                                                                                                                   foreign file
                                                                                                                   3/00
  12317          WO      ORD     Sold    Amplification         98/17773    8/27/98                         ORCHI   12367 combined
                                         Method For A                                                              into this case;
                                         Polynucleotide                                                            U.S. GOV. CASE;
                                                                                                                   Sarnoff filed
                                                                                                                   the PCT
                                                                                                                   application for
                                                                                                                   Orchid; Orchid
                                                                                                                   will prosecute
                                                                                                                   PCT application


                               ORCHID BIOSCIENCES

          Sub            Case                                Application    Filing    Patent     Issue    Owner-
 Case No. Case Country   Type   Status      Title                 No.        Date       No.      Date      ship      Remarks
  12317          US      ORD   Granted   Amplification         08/924763   8/27/97   5,916,776   6/29/99    DSRC   12367 combined
                                         Method For A                                                              into this case;
                                         Polynucleotide                                                            U.S. GOV. CASE
  12326    PR    US      PRO  Abandoned  Microlab Sample       60/032441   12/3/96                          DSRC
                                         Transfer Plate
  12337          US      ORD   Granted   Balanced              08/821480   3/21/97   5,964,997   10/12/99   DSRC   PTO notified of
                                         Asymmetric                                                                merger 12/98;
                                         Electronic Pulse                                                          Printer Case
                                         Patterns For
                                         Operating
                                         Electrode-Based
                                         Pumps
  12337          WO      ORD     Sold    Balanced              98/05485    3/20/98                         ORCHI   Printer Case;
                                         Asymmetric                                                                PCT designates
                                         Electronic Pulse                                                          all countries;
                                         Patterns For                                                              Nationals filed
                                         Operating                                                                 by Orchid (per
                                         Electrode-Based                                                           AH 9/27/99);
                                         Pumps                                                                     European patent
                                                                                                                   application no.
                                                                                                                   98910505.1
  12339          US      CPA  Abandoned  Method For            08/927389   8/26/97                          GOV    12537 combined
                                         Capturing A                                                               into this case;
                                         Microorgansim                                                             U.S. GOV. CASE;
                                                                                                                   No Foreign
                                                                                                                   Filing (Orchid
                                                                                                                   was not
                                                                                                                   interested in
                                                                                                                   filing a PCT
                                                                                                                   8/98); SPS
                                                                                                                   notified of no
                                                                                                                   foreign filing;
                                                                                                                   CPA filed 3/99;
                                                                                                                   U.S. case given
                                                                                                                   to Government
                                                                                                                   (SPS) 9/99; P.
                                                                                                                   Bruno notified
                                                                                                                   10/11/99
  12354    PR    US      PRO  Abandoned  Liquid                60/035974   1/21/97                          DSRC   Related Cases:
                                         Distribution System                                                       12385, 11999
                                                                                                                   Rule 111(a)
                                                                                                                   case filed
  12365          US      ORD     Sold    Flow Control In       08/974258  11/19/97   5,992,820   11/30/99  ORCHI   Must file by
                                         Microfluidics                                                             10/18/97; 6mo
                                         Devices By                                                                XTN REQ; U.S.
                                         Controlled Bubble                                                         GOV. CASE;
                                         Formation                                                                 Offered to
                                                                                                                   Orchid to file
                                                                                                                   PCT 9/98 (Due
                                                                                                                   11/19/98);
                                                                                                                   Orchid will not
                                                                                                                   pursue PCT
                                                                                                                   filing
                                                                                                                   (9/30/98) -
                                                                                                                   Notice sent to
                                                                                                                   SPS 10/5/98;
                                                                                                                   Offered to
                                                                                                                   Orchid to
                                                                                                                   8/16/99; Orchid
                                                                                                                   accepts
                                                                                                                   responsibility
                                                                                                                   11/10/99
  12368          WO      ORD  Abandoned  Method For            98/07392    4/14/98                          DSRC   U.S. GOV. CASE;
                                         Translocating                                                             European
                                         Microparticles In                                                         application no.
                                         A Microfabricated                                                         98920838.4; No
                                         Device                                                                    National Stages
                                                                                                                   per WJB
                                                                                                                   6/22/99; Offer
                                                                                                                   to SK and
                                                                                                                   Orchid 7/16/99;
                                                                                                                   Offered to
                                                                                                                   Orchid to
                                                                                                                   8/16/99; SK
                                                                                                                   does not have
                                                                                                                   an interest in
                                                                                                                   this case
                                                                                                                   8/12/99; Orchid
                                                                                                                   not interested
                                                                                                                   (8/26/99); SPS
                                                                                                                   notified 8/27/99


                               ORCHID BIOSCIENCES

          Sub            Case                                Application    Filing    Patent     Issue    Owner-
 Case No. Case Country   Type   Status      Title                 No.        Date       No.      Date      ship      Remarks
  12368          US      ORD     Sold    Method For            08/838102   4/15/97                         ORCHI   U.S. GOV. CASE;
                                         Translocating                                                             Offered to
                                         Microparticles In                                                         Orchid 8/6/99
                                         A Microfabricated                                                         and Offered to
                                         Device                                                                    Orchid to
                                                                                                                   8/16/99; Orchid
                                                                                                                   will accept
                                                                                                                   responsibility
                                                                                                                   (8/26/99);
                                                                                                                   Deleted Final
                                                                                                                   OA from Actions
                                                                                                                   List per AH
                                                                                                                   (8/27/99);
                                                                                                                   Abandoned
                                                                                                                   2/25/00
  12385          US      ORD  Abandoned  Liquid                08/730636  10/11/96                          DSRC   CIP of 11402,
                                         Distribution System                                                       11402G, 11717
                                                                                                                   and 11740;
                                                                                                                   11404, 11512,
                                                                                                                   11577 & 11638
                                                                                                                   combined into
                                                                                                                   this case
  12385    A     JP      PCT     Sold    Liquid                           10/10/97                         ORCHI   Orchid filed
                                         Distribution System                                                       through
                                                                                                                   National Stages
  12385    A     US      CIP     Sold    Liquid                08/744386   11/7/96   6,033,544    3/7/00   ORCHI   CIP of 12385;
                                         Distribution System                                                       12297 and 12560
                                                                                                                   combined into
                                                                                                                   this case;
                                                                                                                   Offered to
                                                                                                                   Orchid to
                                                                                                                   8/16/99; Orchid
                                                                                                                   accepts
                                                                                                                   responsibility
                                                                                                                   11/10/99
  12385    A     CA      PCT     Sold    Liquid                           10/10/97                         ORCHI   Orchid filed
                                         Distribution System                                                       through
                                                                                                                   National Stages
  12385    A     EP      PCT     Sold    Liquid                           10/10/97                         ORCHI   Orchid filed
                                         Distribution System                                                       through
                                                                                                                   National Stages
  12385    A     WO      ORD  Abandoned  Liquid                97/18266   10/10/97                         ORCHI   CIP of 12385
                                         Distribution System                                                       12297 combined
                                                                                                                   into this
                                                                                                                   case;
                                                                                                                   Designated:
                                                                                                                   All Countries;
                                                                                                                   European
                                                                                                                   application no.
                                                                                                                   97912690.1;
                                                                                                                   Offered to
                                                                                                                   Orchid to do
                                                                                                                   Nationals
                                                                                                                   1/19/99; Orchid
                                                                                                                   will do
                                                                                                                   Nationals 2/1/99
  12400    PR    US      PRO     Sold    Method And           60/110,366  11/30/98                         ORCHI   Orchid filed
                                         Apparatus To                                                              this
                                         Amplify DNA                                                               Provisional;
                                                                                                                   Orchid will not
                                                                                                                   file a 111(a)
                                                                                                                   per AH
                                                                                                                   11/19/99; SPS
                                                                                                                   notified
                                                                                                                   11/22/99; US
                                                                                                                   GOV. CASE
  12433          US      ORD     Sold    Method Of Moving      09/351207   7/9/99                          ORCHI   Filed by Orchid
                                         And Detecting
                                         Fluid In A
                                         Microfluidic Device
  12451          US      ORD     Sold    Device For            09/025380   2/18/98                         ORCHI   Offered to
                                         Delivering Defined                                                        Orchid to file
                                         Volumes                                                                   PCT 9/98 (due
                                                                                                                   2/18/99);
                                                                                                                   Orchid will
                                                                                                                   file PCT 7/99;
                                                                                                                   Offered to
                                                                                                                   Orchid to
                                                                                                                   8/16/99; Orchid
                                                                                                                   will pay issue
                                                                                                                   fee per AH
                                                                                                                   10/13/99; ;
                                                                                                                   Orchid assumes
                                                                                                                   responsibility
                                                                                                                   10/19/99
  12451          WO      ORD     Sold    Device For            99/03486    2/18/99                         ORCHI   Orchid filed
                                         Delivering Defined                                                        this PCT
                                         Volumes


                               ORCHID BIOSCIENCES

          Sub            Case                                Application    Filing    Patent     Issue    Owner-
 Case No. Case Country   Type   Status      Title                 No.        Date       No.      Date      ship      Remarks
  12485    PR    US      PRO     Sold    Direct Liquid        60/110,364  11/30/98                         ORCHI   Orchid filed
                                         Capture And                                                               this
                                         Separation Of                                                             Provisional;
                                         Airborne Particles                                                        U.S. GOV. CASE;
                                                                                                                   Orchid will not
                                                                                                                   file a 111(a)
                                                                                                                   per AH
                                                                                                                   11/19/99; SPS
                                                                                                                   notified
                                                                                                                   11/22/99
  12496    PR    US      PRO     Sold    A                    60/110,367  11/30/98                         ORCHI   Orchid filed
                                         Microfluidics-Based                                                       this
                                         Device For DNA                                                            Provisional;
                                         Target                                                                    U.S. GOV. CASE;
                                         Amplification                                                             Orchid will not
                                                                                                                   file a 111(a)
                                                                                                                   per AH
                                                                                                                   11/19/99; SPS
                                                                                                                   notified
                                                                                                                   11/22/99
  12519          US      ORD   Allowed   Electrode             08/998406  12/24/97                          DSRC   File in All
                                         Combinations For                                                          States per WJB
                                         Pumping Fluids                                                            3/9/98 and
                                                                                                                   4/22/98;
                                                                                                                   Printer Case
  12519          WO      ORD  Abandoned  Electrode             98/09599    5/13/98                          DSRC   File in All
                                         Combinations,                                                             States per WJB
                                         Including A Ring                                                          3/9/98 and
                                         Electrode, For                                                            4/22/98; Camera
                                         Pumping Fluids                                                            case; European
                                                                                                                   patent
                                                                                                                   application no.
                                                                                                                   98921121.4;
                                                                                                                   Printer Case;
                                                                                                                   Offered to
                                                                                                                   Orchid to do
                                                                                                                   National Stages
                                                                                                                   9/15/99;
                                                                                                                   Sarnoff will
                                                                                                                   not file
                                                                                                                   National Stages
                                                                                                                   (10/99); PCT
                                                                                                                   costs written
                                                                                                                   off 10/26/99
  12519    PR    US      PRO  Abandoned  Vertical EHD Pump     60/046321   5/13/97                          DSRC
                                         Integrated With
                                         Capillary Stop Or
                                         Break
  12520          US      ORD     Sold    Fluid Delivery        09/351206   7/9/99                          ORCHI   Filed by Orchid
                                         System For A
                                         Microfluidic
                                         Device Using A
                                         Pressure Pulse
  12523          WO      ORD  Abandoned  An                    98/09582    5/12/98                          DSRC   12532 combined
                                         Electrohydrodynamic                                                       into this
                                         Receptor                                                                  case;  Related
                                                                                                                   Cases:  12524,
                                                                                                                   12564, 12590;
                                                                                                                   Designate all
                                                                                                                   states per WJB
                                                                                                                   4/22/98; Camera
                                                                                                                   case; European
                                                                                                                   patent
                                                                                                                   application no.
                                                                                                                   98920371.6;
                                                                                                                   Printer Case;
                                                                                                                   Offered to
                                                                                                                   Orchid to do
                                                                                                                   National Stages
                                                                                                                   9/15/99;
                                                                                                                   Sarnoff will
                                                                                                                   not file
                                                                                                                   National Stages
                                                                                                                   (10/99); PCT
                                                                                                                   costs written
                                                                                                                   off 10/26/99
  12523          US      ORD   Granted   An                    08/937817   9/29/97   5,980,719   11/9/99    DSRC   12532 combined
                                         Electrohydrodynamic                                                       into this
                                         Receptor                                                                  case;  Related
                                                                                                                   Cases:  12524,
                                                                                                                   12564, 12590;
                                                                                                                   Designate all
                                                                                                                   states per WJB
                                                                                                                   4/22/98;
                                                                                                                   Printer Case
  12523    PR    US      PRO  Abandoned  Printer               60/046293   5/13/97                          DSRC   File in All
                                                                                                                   States per WJB
                                                                                                                   3/9/98


                               ORCHID BIOSCIENCES

          Sub            Case                                Application    Filing    Patent     Issue    Owner-
 Case No. Case Country   Type   Status      Title                 No.        Date       No.      Date      ship      Remarks
  12524          US      CPA   Pending   Parallel Print        08/939769   9/29/97                          DSRC   Related Cases:
                                         Array                                                                     12523, 12564,
                                                                                                                   12590;
                                                                                                                   Designate all
                                                                                                                   states per WJB
                                                                                                                   4/22/98;
                                                                                                                   Printer Case;
                                                                                                                   CPA filed
                                                                                                                   7/15/99
  12524          WO      ORD  Abandoned  Parallel Print        98/09579    5/12/98                          DSRC   Related Cases:
                                         Array                                                                     12523, 12564,
                                                                                                                   12590;
                                                                                                                   Designate all
                                                                                                                   states per WJB
                                                                                                                   4/22/98; Camera
                                                                                                                   case; European
                                                                                                                   patent
                                                                                                                   application no.
                                                                                                                   98921114.9;
                                                                                                                   Printer Case;
                                                                                                                   Offered to
                                                                                                                   Orchid to do
                                                                                                                   National Stages
                                                                                                                   9/15/99;
                                                                                                                   Sarnoff will
                                                                                                                   not file
                                                                                                                   National Stages
                                                                                                                   (10/99); PCT
                                                                                                                   costs written
                                                                                                                   off 10/26/99
  12524    PR    US      PRO  Abandoned  Printer Cartridge     60/046292   5/13/97                          DSRC   File in All
                                                                                                                   States per WJB
                                                                                                                   3/9/98
  12556          US      ORD   Pending   Automated Sample      09/433155   11/3/99                          DSRC   U.S. GOV. CASE;
                                         Processor                                                                 12824 combined
                                                                                                                   into this
                                                                                                                   111(a);
                                                                                                                   Designate:  EP,
                                                                                                                   JP, IN (per AH
                                                                                                                   11/2/99)
  12556          WO      ORD   Pending   Automated Sample      99/25917    11/4/99                          DSRC   U.S. GOV. CASE;
                                         Processor                                                                 12824 combined
                                                                                                                   into this
                                                                                                                   111(a);
                                                                                                                   Designate:  EP,
                                                                                                                   JP, IN (per AH
                                                                                                                   11/2/99); Sent
                                                                                                                   to R&P 12/14/99
  12556    PR    US      PRO  Abandoned  Sample Injection      60/107021   11/4/98                          DSRC   U.S. GOV. CASE;
                                         System For                                                                Sent to Orchid
                                         Cassettes                                                                 8/98; Requested
                                                                                                                   extension until
                                                                                                                   11/30/98;
                                                                                                                   Orchid will not
                                                                                                                   pursue
                                                                                                                   10/26/98;
                                                                                                                   Notice sent to
                                                                                                                   SPS 10/29/98;
                                                                                                                   Sent to US GOV;
                                                                                                                   Sarnoff has a
                                                                                                                   license back;
                                                                                                                   Sarnoff files a
                                                                                                                   Provisional;
                                                                                                                   Sent to Art
                                                                                                                   Jackson to
                                                                                                                   prepare 111(a)
                                                                                                                   5/14/99 + (to
                                                                                                                   be combined
                                                                                                                   with 12824P);
                                                                                                                   Due 10/18/99
  12564          US      ORD   Allowed   Multi-Element         08/939767   9/29/97                          DSRC   Related Cases:
                                         Fluid Delivery                                                            12523, 12524,
                                         Apparatus And                                                             12590;  File in
                                         Methods                                                                   All States per
                                                                                                                   WJB 3/9/98 and
                                                                                                                   4/22/98;
                                                                                                                   Printer Case


                               ORCHID BIOSCIENCES

          Sub            Case                                Application    Filing    Patent     Issue    Owner-
 Case No. Case Country   Type   Status      Title                 No.        Date       No.      Date      ship      Remarks
  12564          WO      ORD  Abandoned  Multi-Element         98/09741    5/13/98                          DSRC   Related Cases:
                                         Fluid Delivery                                                            12523, 12524,
                                         Apparatus And                                                             12590;  File in
                                         Methods                                                                   All States per
                                                                                                                   WJB 3/9/98 and
                                                                                                                   4/22/98; Camera
                                                                                                                   case; European
                                                                                                                   patent
                                                                                                                   application no.
                                                                                                                   98922242.7;
                                                                                                                   Printer Case;
                                                                                                                   Offered to
                                                                                                                   Orchid 9/30/99;
                                                                                                                   Sarnoff will
                                                                                                                   not file
                                                                                                                   National Stages
                                                                                                                   (10/99); PCT
                                                                                                                   costs written
                                                                                                                   off 10/26/99
  12564    PR    US      PRO  Abandoned  Multi-Element         60/046291   5/13/97                          DSRC
                                         Print Heads And
                                         Methods Therefor
  12590          WO      ORD  Abandoned  Print Array And       98/18503    9/25/98                          DSRC   12528 combined
                                         Method Of Fluid                                                           into this
                                         Transfer                                                                  application;
                                                                                                                   Related Cases:
                                                                                                                   12523, 12524,
                                                                                                                   12564;
                                                                                                                   Designate all
                                                                                                                   states per WJB
                                                                                                                   9/18/98;
                                                                                                                   European patent
                                                                                                                   application no.
                                                                                                                   98950612.6;
                                                                                                                   Offered to
                                                                                                                   Orchid to do
                                                                                                                   National Stages
                                                                                                                   9/15/99;
                                                                                                                   Deleted
                                                                                                                   National Stage
                                                                                                                   actions and
                                                                                                                   application
                                                                                                                   abandoned (per
                                                                                                                   AH 3/29/00)
  12590          US      CPA   Pending   Print Array And       09/159564   9/24/98                          DSRC   12528 combined
                                         Method Of Fluid                                                           into this
                                         Transfer                                                                  application;
                                                                                                                   Related Cases:
                                                                                                                   12523, 12524,
                                                                                                                   12564;
                                                                                                                   Designate all
                                                                                                                   states per WJB
                                                                                                                   9/18/98; CPA
                                                                                                                   filed 11/9/99
  12590    PR    US      PRO  Abandoned  Microfluidic Area     60/060321   9/29/97                          DSRC   12528 combined
                                         Array Printer                                                             into this
                                                                                                                   case;  Related
                                                                                                                   Cases:  12523,
                                                                                                                   12524, 12564;
                                                                                                                   Designate all
                                                                                                                   states per WJB
                                                                                                                   9/18/98
  12678          US      ORD     Sold                          09/352670   7/9/99                          ORCHI   Filed by Orchid
  12753          US      ORD     Sold    Fluid Delivery        09/349438   7/9/99                          ORCHI   Filed by
                                         System For A                                                              Orchid; Orchid
                                         Microfluidic                                                              pays all costs
                                         Device Using
                                         Alternating
                                         Pressure Waveforms
  12968          US      ORD     Sold                          09/350762   7/9/99                          ORCHI   Filed by Orchid
  13173          US      ORD     Sold    Method Of Forming     09/315216   5/19/99                         ORCHI   Orchid filed
                                         Seals For A                                                               this application
                                         Microfluidic Device
  13201          US      ORD     Sold    Method And            09/349550   7/9/99                          ORCHI   Filed by Orchid
                                         Apparatus For
                                         Distributing Fluid
                                         In A Microfluidic
                                         Device
  13209    PR    US      PRO     Sold    Microfluidic          60/125064   3/18/99                         ORCHI   Orchid filed
                                         Continuous Flow                                                           this
                                         Approach To Detect                                                        Provisional;
                                         And Identify                                                              U.S. GOV. CASE;
                                         Biological Agents                                                         Orchid will not
                                         By Nucleic Acid                                                           file a 111(a)
                                         Target Signatures                                                         (1/00); SPS
                                                                                                                   notified 1/4/00


                               ORCHID BIOSCIENCES

          Sub            Case                                Application    Filing    Patent     Issue    Owner-
 Case No. Case Country   Type   Status      Title                 No.        Date       No.      Date      ship      Remarks
  13210    PR    US      PRO     Sold    Use Of Caged          60/125060   3/18/99                         ORCHI   Orchid filed
                                         Molecules In                                                              this
                                         Microfluidic                                                              Provisional;
                                         Devices For                                                               U.S. GOV. CASE;
                                         Spatial And                                                               Orchid abandons
                                         Temporal Control                                                          this
                                         Of Reactions                                                              application
                                                                                                                   1/12/00;
                                                                                                                   Offered to Gov.
                                                                                                                   1/12/00

                                                                  Execution Copy
                                                                  --------------

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THE ACT AND SUCH LAWS OR (1) REGISTRATION UNDER APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED AND (2) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY IS FURNISHED TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.

                           ORCHID BIOSCIENCES, INC.

                       WARRANT TO PURCHASE COMMON STOCK

  This certifies that, for value received, Sarnoff Corporation (the "Holder") is
                                                                     ------
entitled to subscribe for and purchase up to Seventy Five Thousand (75,000) shares (subject to adjustment from time to time pursuant to the provisions of
Section 5 hereof) of fully paid and nonassessable Common Stock of Orchid BioSciences, Inc., a Delaware corporation (the "Company"), at the Warrant Price
                                                -------
(as defined in Section 2 hereof), subject to the provisions and upon the terms and conditions hereinafter set forth.

  As used herein, the term "Common Stock" shall mean the Company's Common Stock,
                            ------------
$.001 par value per share, and any stock into or for which such Common Stock may hereafter be converted or exchanged.

     1.  Term of Warrant. The purchase or conversion right represented by this
         ---------------
         warrant (hereinafter the "Warrant") is exercisable, in whole or in part
                                   -------
         at any time during the period commencing on April 13, 2000 (the "Effective Date") and continuing until the fifth anniversary thereof.
          --------------

     2.  Warrant Price. The initial exercise price of this Warrant shall be
         -------------
         equal to the price per share of the Company's Common Stock in the Initial Public Offering, subject to adjustment from time to time pursuant to the provisions of Section 5 hereof (the "Warrant Price").
                                                              -------------
         If there is no Initial Public Offering on or prior to April 13, 2001, the Warrant Price shall be twelve dollars ($12.00) per share.

     3.  Method of Exercise or Conversion; Payment; Issuance of New Warrant.
         ------------------------------------------------------------------

          (a) Exercise.  Subject to Section 1 hereof, the purchase right
              --------
     represented by this Warrant may be exercised by the Holder hereof, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit 1 duly executed) at the principal office of
                             ---------
     the Company and (i) by the payment to the Company, by check or wire transfer, of an amount equal to the then applicable Warrant Price per share multiplied by the number of shares then being purchased; or (ii) by exercise of the Conversion Right under paragraph (b) below. The Company agrees that the shares so purchased shall be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment (or exercise of the

     Conversion Right) made for such shares as aforesaid. In the event of any exercise of this Warrant and, in any event, certificates for the shares of stock so purchased shall be delivered promptly to the Holder hereof (and, in any event, within 15 days thereafter) and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the shares, if any, with respect to which this Warrant shall not then have been exercised, shall also be issued promptly to the Holder hereof (and, in any event, within fifteen (15) days).

          (b) Conversion.  Subject to Section 1 hereof, the Holder may convert
              ----------
     this Warrant (the "Conversion Right"), in whole or in part, into the number
                        ----------------
     of shares of Common Stock of the Company calculated pursuant to the following formula by surrendering this Warrant (with the notice of exercise form attached hereto as Exhibit 1 duly executed) at the principal office of
                             ------- -
     the Company specifying the number of shares of Common Stock of the Company, the rights to purchase which the Holder desires to convert:


                             X    =    Y (A - B)
                                       ---------
                                          A

     where:     X =  the number of shares of Common Stock to be issued to the
                     Holder;
                Y =  the number of shares of Common Stock subject to this
                     Warrant for which the Conversion Right is being exercised;
                A = the fair market value of one share of Common Stock; and B = the Warrant Price.

     As used herein, the fair market value of a share of Common Stock shall mean with respect to each share of Common Stock the closing price per share of the Company's Common Stock on the principal national securities exchange on which the Common Stock is then listed or admitted to trading or, if not then listed or admitted to trading on any such exchange, on the NASDAQ National Market System, or if not then listed or traded on any such exchange or system, the average of the bid and asked prices per share on NASDAQ Small-Cap Market or, if not then listed or traded, in the sole discretion of the Board of Directors of the Company, any other over-the-counter market, including the OTC Bulletin Board, which reports bid, asked and last sale prices and volume of sales, averaged over the 10 trading days consisting of the day as of which the current fair market value of Common Stock is being determined and the nine consecutive business days prior to such day. If at any time such quotations are not available, the current fair market value of a share of Common Stock shall be the highest price per share which the Company could obtain from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as reasonably determined in good faith by the Board of Directors of the Company, unless (i) the Company shall become subject to a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the current fair market value of a share of Common Stock shall be deemed to be the value received by the holders of the Company's Common Stock for each share of Common Stock pursuant to the Company's acquisition; or (ii) the Holder shall exercise its Conversion Right to purchase such shares within 15 days prior to the closing date of the initial underwritten public offering of the Company's Common Stock pursuant to a registration statement filed under the Act, in which case, the fair market value of a share of Common Stock shall be the price per share at which all registered shares are sold to the public in such offering. The Company agrees that the shares so converted shall be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered as aforesaid. In the event of any conversion of this Warrant, certificates for the shares of stock so converted shall be delivered promptly to the holder hereof (and, in any event, within 15 days thereafter) and, unless this Warrant has been fully converted or expired, a new Warrant representing the portion of the shares, if any, with respect to which this Warrant shall not then have been converted, shall also be issued promptly to the holder hereof (and, in any event, within fifteen (15) days).

     4.  Stock Fully Paid; Reservation of Shares.  All Common Stock which may be
         ---------------------------------------
issued upon the exercise or conversion of this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to ensure that such shares of Common Stock will be issued without violation of any applicable law or regulation or of any requirements of any domestic securities exchange or quotation system upon which the Common Stock may be traded; provided, however, that the Company shall not be required to effect a registration under federal or state securities laws with respect to such exercise. The Company shall use its best efforts, on and after the date the Company shall file a registration statement covering the shares of Common Stock issued upon exercise of this Warrant, to list such shares upon any securities exchange or quotation system on which the Common Stock is traded.

     5.  Adjustment of Purchase Price and Number of Shares.  The kind of
         -------------------------------------------------
securities purchasable upon the exercise of this Warrant, the Warrant Price and the number of shares purchasable upon exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events as follows:

          (a) Reclassification, Consolidation or Merger.  In case of any
              -----------------------------------------
     reclassification, recapitalization, reorganization or change of outstanding securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation, other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant, or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall execute a new Warrant, providing that the Holder of this Warrant shall have the right to exercise such new Warrant and procure upon such exercise, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, recapitalization, reorganization, change, consolidation, or merger by a holder of one share of Common Stock. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5. No consolidation or merger of the Company with or into another corporation referred to in the first sentence of this paragraph (a) shall be consummated unless the successor or purchasing corporation referred to above shall have agreed to issue a new Warrant as provided in this Section 5. The provisions of this subsection (a) shall similarly apply to successive reclassification, changes, consolidations, mergers and transfers.

          (b) Subdivision or Combination of Shares.  If the Company at any time
              ------------------------------------
     while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination.

          (c) Stock Dividends.  If the Company at any time while this Warrant is
              ---------------
     outstanding and unexpired shall pay a dividend with respect to Common Stock payable in, or make any other distribution with respect to Common Stock (except any distribution specifically provided for in the foregoing subparagraphs (b) or (c)) of, Common Stock, then the Warrant Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (a) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution and (b) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

          (d) Cash Dividends and Distributions.  If at any time or from time to
              --------------------------------
     time the holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor, any cash, stock, other securities or property, the holder hereof shall, upon the exercise of this Warrant, receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of cash, stock, other securities and property which such holder would have received had he been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such cash, stock, other securities and property.

          (e) Adjustment of Number of Shares.  Upon each adjustment in the
              ------------------------------
     Warrant Price pursuant to any of Sections 5 (a) through (c), the number of shares of Common Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

     6.   Notice of Adjustments.  Whenever any Warrant Price shall be
          ---------------------
adjusted pursuant to Section 5 hereof, the Company shall prepare a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, the Warrant Price after giving effect to such adjustment and the number of shares then purchasable upon exercise of this Warrant, and shall cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the holder of this Warrant at the address specified in
Section 11(d) hereof, or at such other address as may be provided to the Company in writing by the holder of this Warrant.

     7.   Fractional Shares.  No fractional shares of Common Stock will be
          -----------------
issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Warrant Price then in effect.

     8.   Compliance with the Act.  The holder of this Warrant, by
          -----------------------
acceptance hereof, agrees that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired for investment for such holder's own account and not with a view toward distribution thereof, and that it will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof unless this Warrant has been registered under the Act and applicable state securities laws or registration under applicable state securities laws is not required and (ii) if reasonably requested by the Company, an opinion of counsel reasonably satisfactory to the Company is furnished to the Company to the effect that registration under the Act is not required.

     9.   Transfer and Exchange of Warrant.
          --------------------------------

          (a) Transfer. This Warrant may be transferred to or succeeded by any person; provided, however, that the Company is given written notice by the
             --------- -------
     transferee at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which such rights are being assigned.

          (b) Exchange.  Subject to compliance with the terms hereof, this
              --------
     Warrant and all rights hereunder are transferable, in whole or in part, at the office of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable; provided, that the last holder of this Warrant as
                        --------
     registered on the books of the Company may be treated by the

     Company and all persons dealing with this Warrant as the absolute owner hereof for any purposes and as the person entitled to exercise the rights represented by this Warrant or to transfer hereof on the books of the Company, any notice to the contrary notwithstanding, unless and until such holder seeks to transfer registered ownership of this Warrant on the books of the Company and such transfer is effected.

     10.  Liquidating Dividends.  If the Company pays a dividend or makes a
          ---------------------
distribution on the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles) except for a stock dividend payable in shares of Common Stock (a "Liquidating Dividend"), then the Company will pay or distribute to the holder of this Warrant, upon the exercise hereof, in addition to the Common Stock purchased upon such exercise, the Liquidating Dividend which would have been paid to such holder if he had been the owner of record of such shares of Common Stock immediately prior to the date on which a record was taken for such Liquidating Dividend or, if no record was taken, the date as of which the record holders of Common Stock entitled to such dividends or distribution were determined.

     11.  Miscellaneous.
          -------------

          (a) No Rights as Shareholder.  Except as provided in the Agreement, no
              ------------------------
     holder of the Warrant or Warrants shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant or Warrants shall have been exercised and the shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

          (b) Replacement.  On receipt of evidence reasonably satisfactory to
              -----------
     the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement, or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu of this Warrant, a new Warrant of like tenor.

          (c) Notice of Capital Changes.  In case:
              -------------------------

              (i) the Company shall declare any dividend or distribution payable to the holders of its Common Stock;

               (ii) there shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation or business organization in which the holders of the Company's voting securities before the transaction beneficially own less than 50% of the voting securities of the surviving entity; or

               (iii) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

     then, in any one or more of said cases, the Company shall give the holder of this Warrant written notice, in the manner set forth in subparagraph (d) below, of the date on which a record shall be taken for such dividend, or distribution or for determining stockholders entitled to vote upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and of the date when any such transaction shall take place, as the case may be. Such written notice shall be given at least 30 days prior to the transaction in question and not less than 20 days prior to the record date in respect thereof.

          (d) Notice.  Any notice given to either party under this Warrant shall
              ------
     be in writing, and any notice hereunder shall be deemed to have been given upon the earlier of delivery thereof by hand delivery, by courier, or by standard form of telecommunication or three (3) business days after the mailing thereof if sent registered mail with postage prepaid, addressed to the Company at its principal executive offices and to the holder at its address set forth in the Company's books and records or at such other address as the holder may have provided to the Company in writing.

          (e) No Impairment.  The Company will not, by amendment of its
              -------------
     Certificate of Incorporation or through any reorganization, recapitalization, reclassification, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions in the Warrant.

          (f) Governing Law.  This Warrant shall be governed by and construed
              -------------
     under the laws of the State of Delaware.

          (g) Issue Tax.  The issuance of certificates for shares of Common
              ---------
     Stock upon the exercise of the Warrant shall be made without charge to the holder of the Warrant for any issue tax in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then holder of the Warrant being exercised.

          (h) Amendments and Waiver. Any term of this Warrant may be amended or
              ---------------------
     waived only with the written consent of the Company and by a majority in interest of the holders of outstanding Warrants of the Company issued under the Purchase Agreement (determined by reference to the number of shares underlying such Warrants). In the event that such required consent is obtained, such amendment or waiver shall be binding on the holder of this Warrant, the other Warrants and such holders' assigns. Any such waiver of a breach of any provision of this Warrant shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Warrant.

          (i) Automatic Conversion.  In the event that the holder of this
              --------------------
     Warrant has not exercised this Warrant or any portion hereof as of the expiration date hereof and on such date the Warrant Price is less than the fair market value of the Company's Common Stock, the holder of this Warrant shall be deemed to have exercised this Warrant in accordance with the Conversion Right under Section 3(b) as of the date of expiration of the Warrant.



IN WITNESS WHEREOF, this Warrant is executed as of this 13th day of April, 2000.


                                    Orchid BioSciences, Inc.



                                    By:
                                         ---------------------
                                         Donald R. Marvin
                                         Senior Vice President
                                         & Chief Operating Officer

                                                            EXHIBIT 1

                               NOTICE OF EXERCISE

TO:       ORCHID BIOSCIENCES, INC.

          1.    Check Box that Applies:

  __            The undersigned hereby elects to purchase _________ shares of
Common Stock of ORCHID BIOSCIENCES, INC. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

  __            The undersigned hereby elects to convert the attached warrant into _________ shares of Common Stock of ORCHID BIOSCIENCES, INC. pursuant to the terms of the attached Warrant.

          2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


                    -------------------------------------
                                   (Name)


                    -------------------------------------

                    -------------------------------------
                                  (Address)

         3. The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.



                                           -------------------------------------
                                           Signature